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                                 Tim Harrington
                                    PRESIDENT
                      Reliant Interactive Media Corporation
              2701 North Rocky Point Dr., Suite 200, Tampa FL 33607
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
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                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                     34700 Pacific Coast Highway, Suite 303
                            Capistrano Beach, CA 92624
                                 (949) 248-9561
                               fax (949) 248-1688
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check  the  appropriate  box:

[ ]     Preliminary  information  statement
[_]     Confidential,  for  use  of  the  Commission  only (as permitted by Rule
14c-6(d)(2))
[X]     Definitive  information  statement

Reliant  Interactive  Media  Corporation

(Name  of  Registrant  as  specified  in  Its  Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[_]     No  fee  required

[ ]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title  of  each  class  of securities to which transaction applies:
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)     Proposed  maximum  aggregate  value  of  transaction:
     (5)     Total  fee  paid:

[X]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
     (4)     date  filed:

                                TABLE OF CONTENTS

I.     LETTER  TO  RELIANT  SHAREHOLDERS                                      3

II.     SUMMARY  TERM  SHEET                                                  4
A.     Parties  Involved                                                      4
B.     Key  Terms  of  the  Transaction                                       4
C.     Reasons  For  Engaging  in  This  Transaction                          6
D.     Consideration  Offered  to  Security  Holders                          7
E.     Vote  Required  For  Approval  of  the  Transaction                    8
F.     Federal  Tax  Consequences  of  the  Transaction                       8

III.     THE  PLAN  OF  REORGANIZATION                                        9
A.     Background  Of  The  Offer  And  The  Plan  Of  Reorganization         9
B.     The  Parties  to  the  Agreement  and  Plan  of  Reorganization        11
C.     Mergers,  Consolidation,  Acquisitions  and  Similar  Matters          12
     -  Material  Terms  of  Agreement  and  Plan  of  Reorganization         12
D.     Recommendation And Reasons of the Reliant Board For Engaging in the
       Transaction.                                                           13
E.     Material  Terms  of  Agreement  and  Plan  of  Reorganization          16
F.     Regulatory  Approvals  Required                                        20
G.     Federal  Tax  Consequences  of  the  Transaction                       20
H.     Consideration  Offered  To  Security  Holders                          21

IV.     GENERAL  INFORMATION                                                  22
A.     Date,  Time,  and  Place  Information                                  22
B.     Dissenter's  Rights  of  Appraisal                                     22
C.     Voting  Securities  and  Principal  Holders  thereof                   23
D.     Stock  Ownership  and  Certain  Beneficial  Owners  and  Management    24
E.     Directors  and  Executive  Officers                                    25
F.     Compensation  of  Directors  and  Executive  Officers                  27
G.     Ratification  of  Independent  Public  Accountants                     31
H.     Compensation  Plan                                                     31
I.     Amendments  of  Charter,  Bylaws  or  Other  Documents                 31

V.     EXHIBITS                                                               33
Annex A.     Plan of Reorganization Agreement between Reliant,
AsSeenOnTVpc.com, Inc.,  the Shareholders of AsSeenOnTVpc.com,  and TSIG      34
Annex  B.     Nevada  State  Statutes  -  Dissenter's  Rights                 64
Annex  C.     1999  Annual  Report  for  Reliant  on  Form  10-KSB            72
Annex  D.     June 30, 2000 Quarterly Report for Reliant on Form 10-QSB      129
Annex E.      August 31, 2000 Unaudited Financial
              Statements for AsSeenOnTVpc.com                                156
Annex  F.     Employment  Agreement  with  Kevin  Harrington                 165
Annex  G.     Employment  Agreement  with  Tim  Harrington                   175
Annex  H.     Employment  Agreement  with  Mel  Arthur                       185

                         Reliant Interactive Media Corp.
                      2701 N. Rocky Pointe Dr., Suite 200,
                                 Tampa, FL 33607

                                October 2, 2000

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on June 26, 2000, of Reliant Interactive Media Corp. ("We", "Our"), a Nevada corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

1. To transfer all of our property and assets to As SeenOnTVpc.com, Inc. ("ASOT"), a majority owned subsidiary, subject to satisfaction of the terms and conditions set forth in the attached Agreement and Plan of Reorganization (see Annex A of Information Statement).
2.     To  change  our  corporate  name  to  Interactive  Holding  Corp.
3.     To  cancel  executive  management's  1999 Compensatory Stock Option Plan.
4. To elect Kevin Harrington, Tim Harrington, Mel Arthur and Karl Rodriguez to serve as our board of directors until our next annual meeting.
5. To ratify the appointment of H.J. & Associates, LLC. (formerly known as "Jones, Jensen Co. LLC") as our auditors.


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above referenced Agreement and Plan of Reorganization and has determined that the consideration to our shareholders is fair for our transfer of assets to ASOT.

     Holders of approximately 50.5% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to stockholders.


     By  Order  of  the  Board  of  Directors,

   /s/Kevin  Harrington
      Kevin  Harrington,  Chairman  and  CEO

             The date of this Information Statement is October 2, 2000.

                             II.  SUMMARY TERM SHEET


     This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. An Agreement and Plan of Reorganization ("POR") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.


A.  THE  PARTIES:

Reliant  Interactive
Media  Corp  ("Reliant",
"We",  "Our",  "Us"):          We  are  a  Nevada  Corporation engaged in direct
                               marketing of various consumer products. We market these products primarily through long-form commercials that we produce and air on television, through our web sites and in-store retail outlets.

AsSeenOnTVpc.com, Inc.
("ASOT"):                     This is a private Nevada corporation to which the
                               assets and business of Reliant will be
                               transferred in connection with  the  POR.

TeleServices  Internet Group,
Inc. ("TSIG"):                This company ("TSIG") is a  Florida  corporation
                              engaged in the business of developing  customized
                              marketing programs. They have various partnership
                              agreements utilizing their proprietary "my  Card"
                              programs.   TSIG  is  a  public  company  whose
                              securities trade on the Over the Counter Bulletin
                              Board  (OTCBB:  TIGI).   TSIG  has  also  entered
                              Into  a   definitive  agreement to  acquire  The
                              Affinity Group, Inc., an affinity marketing and sales company. On August 24, 200, TSIG acquired a controlling interest in GeneralSearch.com, Inc, a private company that operates an internet search engine/portal.
                              (See  Section  III,  Item  B)


B.     KEY  TERMS  OF  THE  PLAN  OF  REORGANIZATION

Overview:            o     The  assets,  liabilities  and  business
                           operations of Reliant will be transferred to ASOT in exchange for 7,448,821 shares of TSIG stock.

                     o TSIG will acquire 10,448,821 shares of ASOT stock in exchange for 8,000,000 shares of TSIG common stock. 7,448,821 shares of the ASOT stock are owned by Reliant. Reliant's four officers and directors, who are also the officers and directors of ASOT, own the remaining 3,000,000 shares of ASOT stock.

                     o Our shareholders of record on June 26, 2000, the date of the first public announcement of the proposed transaction, will receive a pro-rata distribution of TSIG stock. For each share of Reliant stock owned on that date, there will be a distribution of 7656366 shares of TSIG stock. The number of TSIG shares distributed to each shareholder will be rounded down to the nearest whole number, and the aggregate of the fractional shares will be held by Reliant.

                     o TSIG has agreed to registration rights for the exchange shares issued for the acquisition of ASOT. A registration statement will be filed with the SEC as soon as practicable after the closing of the transaction to register these shares.

                     o Shareholders of Reliant will retain their same equity in Reliant and will not be required to surrender these shares in exchange for the TSIG shares received. It is expected, but is not a certainty, that Reliant may enter into another business combination in the future with a private company seeking to become a public company.

Other  Material
Considerations:      o     ASOT  will  operate  as a wholly owned  subsidiary of
                           TSIG and will be provided funding by TSIG of up to $10,000,000. Pursuant to the signing of an amended
                           POR on September 7, 2000, we received a bridge loan of $679,092 from GeneralSearch.com, Inc. and will receive an additional loan of $800,000 from TSIG upon effectuation of the POR. The remaining funding will be made pursuant to an agreed upon funding schedule.

                     o Kevin Harrington, Tim Harrington and Mel Arthur have agreed to enter into employment agreements with ASOT and TSIG for three years.

Additional Conditions
for Closing:         o     The closing of the acquisition of ASOT was contingent
                           upon the closing of the acquisitions of GeneralSearch com, Inc. and The Affinity Group, Inc. The acquisition of control of GeneralSearch.com, Inc.
                           has been completed, and it is expected that the closing of The Affinity Group, Inc.acquisition will be made upon the completion of its audit.

Registration Rights: o     As  soon  as  practicable  a registration  statement
                           will be filed with the SEC to register the TSIG shares that are received in exchange for the ASOT shares.
                           (See  Section  III,  Item  E)

C.  REASONS  FOR  ENGAGING  IN  THIS  TRANSACTION

                    o On June 21, 2000, the date of signing the Agreement and Plan of Reorganization with TSIG, our stock price was approximately $1.31 per share and on September 7, 2000, the date of the amended POR,the stock price was $0.87. On June 21 and September 7, 2000, TSIG's stock closed at $2.12 and $1.22 respectively. Our average daily trading volume for the three-month period prior to signing the POR on June 21 was approximately 25,000 shares per day, compared to approximately 750,000 shares per day for TSIG for this same period. It is the belief of our Board of Directors that the TSIG stock represents fair value to the Reliant shareholders and will be more liquid in the market because of its trading volume than is our "thinly-traded" stock. No third party evaluation or fairness opinion has been obtained to support these reasons.


                    o We have had limited success in raising additional capital for our operations. It has been previously reported that we entered into agreements with an investment banking firm to provide a $2,000,000 private placement and a $10,000,000 secondary offering of our stock. In six months only $1,000,000 was raised in that private placement. The Board was doubtful that additional capital could be raised in the private placement or secondary offering. TSIG has committed a minimum of $10 million to fund the operations of ASOT upon effectiveness of a registration statement relating to a $125 million equity line of credit to be secured by TSIG. TSIG has entered into an agreement with an investment banking firm that will serve as a placement agent for the $125 million line of credit on a best effort basis. We do not believe that we can adequately grow our business without this additional capital.

                    o The Board is further of the opinion that the potential of the combined entities that are to be acquired by TSIG represents a greater opportunity for growth, profitability and shareholder value than we can realize independently. This opinion is based upon (i) Our dependence on costly external capital that prevents our profits and growth from being maximized; (ii) A belief that TSIG has constructed a sufficiently capitalized business model for a successful and profitable internet company; (iii) A belief that our marketing ability can greatly enhance the growth of TSIG to the ultimate benefit of our shareholders. (for a successful and profitable internet company); and (iv) A determination that the multiples for public internet search engine stocks is significantly in excess of the multiples for public companies that produce long-form commercial programming.
                          (See  Section  III,  Item  D)

D.  CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

                     o Reliant shareholders who own shares at the record date of June 26, 2000, will receive .7656366 shares of TSIG stock for each Reliant share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their Reliant shares.
                          (See  Section  III,  Item  H)

E.  VOTE  REQUIRED  FOR  APPROVAL  OF  TRANSACTION

                     o Nevada Rev. Stat. Ann. Section 78.565 provides that the sale of all of the assets of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock.
                          Section 78.320 of the Nevada law permits stockholders To approve such an action by written consent without the necessity of a shareholders meeting. Both approvals have been made.
                          (See  Section  IV,  Item  B)

F.  FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION

                     o The transaction between Reliant, ASOT and TSIG appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a forward triangular merger in which there is no gain or loss recognized for the parties. In addition, there should be no taxable gain for our shareholders, but each shareholder should rely upon independent tax advice. (See Section III, Item G)

                         RELIANT INTERACTIVE MEDIA CORP.
            2701 North Rocky Point Drive, Suite 200, Tampa, FL 33607

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.

                         III. THE PLAN OF REORGANIZATION


A.     BACKGROUND  OF  THE  OFFER  AND  THE  PLAN  OF  REORGANIZATION

     Over the course of the first part of the year 2000 we were in discussions with two groups ("Group 1" and "Group 2") that expressed an interest in a business combination with our company. Both of these groups required that we keep our discussions confidential. We were open to these discussions because our efforts to raise funds in a private placement by Institutional Equity Corporation ("IEQ") were not proceeding as quickly as we had expected.

In November of 1999 we had signed engagement letters with IEQ for a $2,000,000 private placement of our common stock and a firm commitment to raise an additional $10,000,000. Because it took nearly six months to raise $1,000,000 in our private placement, the Board of Directors had serious reservations as to whether we could be successful in raising the $10,000,000.

Group 1 with whom we met had an interest in acquiring our company to be the marketing arm of a proposed e-commerce based company. This group was in negotiations to form an alliance initially in India and China to conduct various marketing efforts via television and the Internet. This group was in the formative stages and intended to take our company private and then proposed to proceed with an initial public offering. While we liked the potential of the business plan of Group 1, we never received a written offer from them for consideration.

Group 2 proposed a business combination with a private company that operated in our same industry. The business combination also involved several other related businesses involved in marketing products to consumers. A private investment company had previously acquired a substantial interest in this private company. This private investment company proposed to provide financing to Reliant if this business combination ware completed.

Our initial discussions with Group 2 again involved taking our company private and eventually doing an initial public offering. The discussions then evolved to the concept of doing what is known as a "reverse merger". The discussions were such that we would issue to the shareholders of Group 2's private company enough stock that they would own approximately 80% of our company. There were discussions that this ownership split might be adjusted slightly based upon our relative performance with the private company.

Our management team was very familiar with the management and operations of Group 2's private company. We were seriously evaluating the advantages of this business combination but had concerns as to the relative valuations of our two companies. We also had concerns as to several post-combination management issues.

About the time we were considering signing an agreement with Group 2's private company in early June of this year, our executive management had a meeting with Scott Roix and Vance Vogel, the principals of The Affinity Group, Inc. ("Affinity Group"). The Affinity Group was based in St. Petersburg, Florida, only minutes from our Tampa office. Kevin Harrington, Tim Harrington and Mel Arthur, our management team, met with the principals of the Affinity Group at their offices to consider doing business with them. The Affinity Group has an operation that handles outbound and inbound telephone calls for sales and customer service of various products and services. As part of the inbound call operations, The Affinity Group has a "Buying Club" that features the sales of vacation packages. We had been using the services of a similar company in Arizona, and it was appealing to do business with a local company.

In the course of this meeting we learned that the Affinity Group had entered into an agreement to be acquired by TSIG, another St. Petersburg company. We mentioned that we were in serious negotiations for a possible reverse acquisition. The principals of the Affinity Group related to us that TSIG had also agreed to acquire GeneralSearch.com, Inc., a search engine/portal, and that TSIG had secured a commitment for $125,000,000 in financing from a major investment banking firm. On learning more about what we did and the growth that we were experiencing, the principals of the Affinity Group encouraged us to meet with Rob Gordon, the Chairman of the Board of TSIG. These gentlemen from the Affinity Group spoke with Mr. Gordon about our business and arranged a meeting for the next day at the offices of TSIG between him and our management team.

In the course of the meeting at TSIG's offices, Mr. Gordon discussed TSIG's business plan. It was TSIG's vision to make GeneralSearch.com a leading search engine/portal by bringing to them users at virtually no acquisition costs through various affinity relationships that they had established. This closely paralleled our concept of driving customers to our websites at very little cost through the promotion of our websites in the long-form commercials that we produced.

GeneralSearch.com was represented to have over 100,000,000 links and to be one of the most accurate search engines in the industry after several years of development. In addition to offering free Internet access, free e-mail and free fax services through a contract with First-up, GeneralSearch.com also filters out virtually all adult-oriented pornographic content. GeneralSearch.com also had over 900 alliances (now 1100) with various e-commerce businesses that provided revenue sharing arrangements.

TSIG's concept was to bring users to GeneralSearch.com through various alliances that they had developed along with the marketing efforts of the Affinity Group. TSIG, for example, had been chosen as the technology partner by UCP, a charitable organization that had one of the largest memberships in the country. TSIG had developed similar relationships with many school-based organizations. TSIG's concept was to bring GeneralSearch.com's family oriented search engine with its various free Internet services to the members of these affinity groups.

Mr. Gordon related that public search engine/portal companies were generally valued as a multiple of their registered users, and that the public companies in this business all had a market capitalization in excess of $1 billion at that time.

After Mr. Gordon learned more about our business, particularly with respect to the growth we were experiencing in selling computers through our long-form commercial productions, he asked that we hold off making any commitments for a business combination with other parties. Mr. Gordon expressed to our management team that he believed there were many synergies between our company and the business combination that TSIG was putting together. Within two days of this meeting, we were presented with a non-binding letter of intent whereby our assets would be acquired by TSIG. This letter of intent was subject to mutually satisfactory due diligence examinations.

We commenced our due diligence immediately by reviewing the public filings of TSIG via the EDGAR system. In addition, meetings were conducted within the week between our management and our legal counsel and representatives of TSIG and GeneralSearch.com. These meetings were conducted over several days at the offices of TSIG and Reliant and included the presence of Rob Gordon and Jeff Bruss, the Chairman of the Board of GeneralSearch.com.

Upon completion of these meetings our general legal counsel prepared a Definitive Agreement and Plan of Reorganization ("POR") that was executed by facsimile copy on June 21, 2000. The POR was amended on September 7, 2000 to increase from 3,500,000 to 8,000,000 the number of shares of TSIG stock being issued for the acquisition of ASOT. TSIG agreed to issue the additional shares of TSIG stock due to its lower market price.


B.     PARTIES  TO  THE  AGREEMENT  AND  PLAN  OF  REORGANIZATION

Reliant  Interactive  Media  Corp.
----------------------------------
     Additional information about our company can be found in our annual report filed on Form 10-KSB and our interim report for the period ending June 30, 2000 filed on Form 10-QSB. These reports are attached as Annex C and Annex D respectively.

AsSeenOnTVpc.com,  Inc.  ("ASOT")
---------------------------------
     ASOT is a private Nevada corporation formed on February 10, 2000. Its shareholders are Kevin Harrington, Tim Harrington and Mel Arthur, each of who own 900,000 shares, and Karl Rodriguez, who owns 300,000 shares. These shares were issued for services rendered and other considerations. ASOT has no other assets and liabilities.

TeleServices  Internet  Group,  Inc.  ("TSIG")
----------------------------------------------
     TSIG is a full reporting public company whose securities trade on the Over the Counter Bulletin Board ("OTCBB") un the symbol: TIGI. Attached as Annex D are TSIG's audited financial statements for the years ending December 31, 1999 and 1998 and as Annex E is a copy of TSIG's most recently filed periodic report for the quarter ending June 30, 2000. Additional information on TSIG can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC as detailed herein with respect to Reliant's public filings

C.     MERGERS,  CONSOLIDATION,  ACQUISITIONS  AND  SIMILAR  MATTERS
     -  MATERIAL  TERMS  OF  AGREEMENT  AND  PLAN  OF  REORGANIZATION

     The Agreement and Plan of Reorganization ("POR") among TSIG, ASOT, and the stockholders of ASOT, attached hereto as Annex A, is the governing document for this transaction. To understand this transaction completely the POR should be read in its entirety. Information about Reliant is provided in its annual report for 1999 filed on Form 10-KSB and in its Form 10-QSB for the period through June 30, 2000, copies of which are attached as Annex C and Annex D respectively.

1.     EXECUTIVE  OFFICES  OF  PARTIES

     RELIANT AND ASOT share the same executive offices at 2701 Rocky Point Drive, Suite 200, Tampa, FL 33607, telephone 813-282-1717, and fax 813-282-0045.

TSIG'S executive offices are located at 100 2nd Avenue South, Suite 1000, St. Petersburg, FL 33701, telephone 727-894-4000.

2.     ABOUT  TSIG'S  BUSINESS

     Headquartered in St. Petersburg, Florida, TeleServices Internet Group Inc., known as TSIG.com, has recently acquired GeneralSearch.com, an Internet search engine and portal, and has entered into agreements to acquire The Affinity Group, an affinity marketing and sales company, and Reliant Interactive Media, a direct marketing company that drives retail sales via television and the Internet. TSIG.com forms myCard partnership agreements with national corporations and non-profit organizations, and then works with those partners to design revenue-generating programs that attract consumers to their Web sites. One such national corporation that is sponsoring the myCard program in a college football promotion is Coca Cola. The first myCard program was myMusicCard, which enables consumers to purchase CDs and cassettes at the lowest available prices. Similarly TSIG.com's myPhotoCard programs provide low-cost film processing and Kodak Film, and the myPhoneCard programs provide low-cost prepaid long-distance calling card services. These customized marketing programs are intended to provide recurring revenues to TSIG.com and its partners, and help develop strong brand loyalty and awareness within target communities. TSIG.com further enhances its myCard programs by providing customer service and support with its Web-based call center and related services. With non-profits, TSIG.com is engaged in "cause-related marketing" and has a "volunteer sales force" of millions generating sales and driving traffic to Internet sites for the lowest customer acquisition cost in the business. TSIG.com is the national marketing partner of UCP, the nation's largest non-profit health care organization and leader in the disability field, which each year serves over 1 million people with disabilities in the United States. TSIG.com's corporate web site is at www.tsig.com and the myMusicCard web site is at www.mymusiccard.com.
   ---------                                            --------------------

     ABOUT  GENERALSEARCH.COM,  INC.
     GeneralSearch.com, Inc., is a private company that was formed in 1998 to enhance the individual's Internet experience. GeneralSearch.Com is an Internet portal with one of the most powerful and accurate search engines on the Internet, with access to a database of more than 100 million links. The search engine is family-oriented, with filters that eliminate virtually all adult-oriented content, while still providing the most accurate search results available on the Internet.

GeneralSearch.com also has more than 1000 Internet-based affiliates, including Office Max, Stamps.com and other popular sites. GeneralSearch.com offers free Internet access for life, free e-mail, fax, integrated messaging and other services. GeneralSearch.com is located in West Chicago, IL. The company can be reached by e-mail at info@GeneralSearch.Com. The company's website is at www.GeneralSearch.Com.

3.     SUMMARY  OF  TRANSACTION

a.     Terms  of  Transaction.

     Twenty days after the mailing of this information statement to our shareholders, all of the assets, liabilities and business operations of Reliant will be transferred to ASOT for 7,448,821 shares of ASOT stock. After this transfer all of the issued and outstanding shares of ASOT will be transferred to TSIG in exchanges for 8,000,000 shares of TSIG stock. ASOT will continue the business operations of Reliant as a wholly owned subsidiary of TSIG. The share ownership of ASOT prior to this transfer will be as follows:

     Reliant                              7,448,821
     Kevin  Harrington                      900,000
     Tim  Harrington                        900,000
     Mel  Arthur                            900,000
     Karl  Rodriguez                        300,000
     ---------------                        -------
          TOTAL                          10,448,821

     Details of the POR are set forth in Section E that follows. The following is a summary of the key provisions of this transaction:

                    o TSIG has agreed to provide funding of up to $10,000,000 to ASOT pursuant to a budget mutually agreed upon by the parties. Upon effectiveness of a registration statement relating to a $125 million equity line of credit to be secured by TSIG, TSIG shall fund to ASOT the sum of $5,000,000 for the uses provided in the budget that has been provided and approved by the parties. TSIG shall use its commercially reasonable best efforts to cause such a registration statement to become effective as soon as practicable and to provide $2,500,000 of this funding to ASOT within thirty (30) days after the registration statement related to such equity line of credit becomes effective, and to provide the remaining $2,500,000 of this funding to ASOT within sixty (60) days after the registration statement becomes effective. The budget for the remaining $5,000,000 in funding has not yet been developed.

                    o Additionally, GeneralSearch.com, Inc has funded a loan of $679,092 to Reliant. This loan is secured by the inventory of products to be manufactured for sale on the QVC Shopping Network. $800,000 will be loaned to ASOT by TSIG upon effectuation of the POR and is to be repaid from funding received as per the commitment to provide up to $10,000,000 to ASOT.

                    o Kevin Harrington will be elected to the Board of Directors of TSIG.

                    o The Board of Directors of ASOT cannot be changed by TSIG for three years.

                    o Kevin Harrington, Tim Harrington and Mel Arthur will have three-year employment agreements with TSIG and ASOT.

                    o TSIG shall not dispose of, liquidate or merge ASOT for at least six months after closing.

                    o TSIG will assist in filing a registration statement with the SEC to register the 8,000,000 TSIG shares received in the exchange.

     In connection with this transaction our name will be changed to Reliant Holding Corp. It is anticipated that the name of ASOT will be changed to Reliant Interactive Media Corp. Shareholders of Reliant will continue to be shareholders of the company after the transfer of assets to ASOT and will not be required to surrender their shares when a distribution of TSIG shares is made.

Reliant shareholders will receive .765366 shares of TSIG stock for each share of Reliant stock owned on the record date of June 26, 2000. The 3,000,000 shares of ASOT stock were issued to its founders, who also comprise our Board of Directors, for services and other considerations. As previously disclosed in the section entitled "Compensation of Directors and Executive Officers", the executive officers of Reliant have deferred certain compensation and the exercise of stock options. A total of $970,770 of executive compensation has been deferred. Through June 30, 2000, executive management had the right to exercise options on 210,000 shares of Reliant stock. In addition executive management had stock grants for approximately 1,168,000 shares due to them based upon company revenues for the first six months of the year. Further stock grants have continued to accrue based on revenues since the end of Reliant's second fiscal quarter. The Board of Reliant determined to issue the 3,000,000 shares in ASOT in lieu of executive management agreeing not to take the deferred compensation and other stock awards referenced above. Executive management of Reliant has also agreed to cancel their employment agreements and to forfeit their benefits under the 19999 Compensatory Stock Option Plan in connection with the closing of the POR. The 3,000,000 shares of ASOT stock would convert to 2,296,909 shares of TSIG stock. The Board of Directors of ASOT determined to take this one-time issuance of shares in lieu of additional and on-going dilution of Reliant shareholders.


D. RECOMMENDATION AND REASONS OF THE RELIANT BOARD FOR ENGAGING IN THE TRANSACTION.

     The Board has approved the adoption of the POR and recommended it for approval by majority consent of shareholders for the following reasons.

1.     POTENTIAL  FOR  STOCK  GROWTH

     The Board of Directors of Reliant believes that its stockholders can realize more growth in TSIG stock post this business combination than could be realized in their Reliant stock. The stock prices and market capitalization or "market cap" (number of shares issued and outstanding multiplied by the market price of the shares) for public companies that are considered infomercial production companies such as Reliant are significantly lower than public companies that are Internet search engines/portals.

In our industry there are two other public companies primarily engaged in infomercial production. The company with the highest market cap in our industry is K Tel International, Inc. Their market cap at September 19, 2000, based upon the number of shares outstanding as of their latest public filing was $15,480,607 with a per share price of $1 1/2. E 4 L Inc. had a market cap of $10,998,933 using the same parameters with a stock price of $0.25 on that date. Our market cap is less than $4,500,000 on that date.

Our stock price has continued to fall over the course of the past year. On September 22, 1999, our stock reached a high of $6.25 per share and it fell to a low of $0.50 per share in September of 2000. This fall in stock price has occurred in spite of an overall growth in revenues and profitability. Our "book value per share" (number of shares issued and outstanding divided by stockholders equity) at June 30, 2000 was approximately thirty-one cents ($0.31).

In contrast to our company and industry the top public Internet search engines/portals have significantly higher market caps and stock prices. The market caps of these companies range up to approximately $59.3 billion for Yahoo, Inc. based on Yahoo's stock price at September 19, 2000, of $108 1/16 per share. Market caps and stock prices on that date for other such public companies that operate search engines/portals were respectively: Lycos, Inc.-$7,666,233,161 and $69 7/16 per share; Excite, Inc.-$6,511,846,586 and $16
3/16 per share; CMGI, Inc.-$11,100,000,000 and $37.50 per share; and Ask Jeeves, Inc.-$856,200,000 and $24 9/16 per share. It is the plan of TSIG for its core business to be an Internet search engine/portal through its acquisition of GeneralSearch.com. It is planned that TSIG, The Affinity Group, Inc. and Reliant will market this search engine/portal. It is the belief of our Board of Directors that TSIG has constructed a sound business plan that can develop users for this search engine/portal at a very low acquisition cost. We believe that we can add significant marketing expertise to facilitate the growth of this business combination.

Our average daily trading volume over the past three months is reported at approximately 30,900 shares. The actual shares traded in an Over the Counter Bulletin Board stock is less than one-half of the reported volume because of the practice of what is known in the industry as "double prints" and "triple prints". Historically it has been evidenced that a relatively small number of shares sold into in a "thinly - traded" market can dramatically affect the stock price. In contrast to our trading volume, TSIG's shares have had considerable market support. Their average daily trading volume for the past three months has been approximately 516,00 shares per day. We have approximately 300 shareholders and TSIG has approximately 35,000. It is the belief of our Board that the market support for TSIG stock facilitates a more orderly and less volatile trading market.

 Although it is not a certainty, our Board believes that all of these factors combined provide the potential for our shareholders to realize more growth as TSIG shareholders than will be experienced as Reliant shareholders. And while there is virtually no market for the sale of Reliant shares, TSIG has developed a significant market for the trading of its shares.

2.     LACK  OF  CAPITAL  FOR  GROWTH

     Our potential for profitability and growth is limited by our dependence on outside capital. Our primary needs for capital have been for media, inventory and credit card processing. We have had to pay an interest rate of 3% per week for funds to purchase media. We have had to pay a premium of approximately an additional 40% on the manufacturing costs of many of the products that we sell. The credit card processing fees that we pay are approximately one and one-half percent above the industry average. For example, in the first quarter of this year we would have had a net profit of approximately an additional $1 million if we had sufficient internal capital and the financial strength to not be dependent on costly outside capital.

TSIG has secured a commitment for up to $125,000,000 of equity financing. Our POR with TSIG provides for up to $10,000,000 in funding. The amount that we receive upon closing is adequate to cover our present needs for media and inventory financing. It is the belief of the Board of Directors that as a part of this business combination, we will also have access to substantially lower credit card rates. These savings will in turn accrue to the benefit of the combined companies.

We had attempted to secure additional equity funding prior to entering into the POR with TISG and ASOT. We had agreements with Institutional Equity Corp. for a $2 million private placement of our stock and a $10,000,000 secondary underwriting. In six months a total of $1,000,000 was raised in an offering at $2.00 per share. This occurred during a period in which our stock price fell from approximately $3 per share to less the $1.50. The Board determined that we would be unsuccessful in the current market from raising additional funds. Although the Board believes that we may have sustained some moderate growth without additional outside capital they believed that any significant redirections in sales could have threatened the survival of our business. For these reasons, the Board determined that a business combination with an adequate financed company, was in the best interest of our company and its shareholders.


E.     MATERIAL  TERMS  OF  AGREEMENT  AND  PLAN  OF  REORGANIZATION

1.     BASIC  TRANSACTION.

a.     The  Reorganization  and  Acquisition.

Contemporaneously with the effectuation of the POR, substantially all of the assets, liabilities and business operations of Reliant shall be transferred to ASOT in exchange for 7,448,821 shares of ASOT stock being issued to Reliant. This transaction shall be subject to shareholder approval by Reliant shareholders. Subject to the terms and conditions of this Agreement, at the effectuation of the POR (which shall be 20 days after the first mailing of this Information Statement to Shareholders of Reliant), the ASOT stockholders shall surrender to the TSIG all of the ASOT shares representing 100% of the ownership interest in ASOT in exchange for 8,000,000 TSIG shares in a stock-for-stock, tax-free acquisitive reorganization of ASOT by the TSIG pursuant to Code 368(a)(1)(B) and (C). Reliant shall distribute its pro-rata amount of the TSIG shares, that are received as a shareholder of ASOT pursuant to the acquisition of ASOT, to each of the Reliant shareholders pro-rata to their ownership interest in Reliant at the record date of June 26, 2000, on a fully diluted basis pursuant to Code 354, 355 or 356.

b.     Loan  Prior  to  Closing.

GeneralSearch.com, Inc., a subsidiary of TSIG, funded to Reliant on August 11, 2000, a loan in the principal amount of $679,092.00, pursuant to the terms of a secured promissory note and a security agreement.

 2.        CONDITIONS  TO  OBLIGATION  TO  CLOSE.

     a.     Conditions  to  Obligation  of  TSIG.

The obligation of TSIG to consummate the transactions to be performed by it in connection with the closing of the POR is subject to satisfaction of the following conditions:

(i) The representations and warranties set forth in the POR shall be true and correct in all material respects at and as of the closing date;

(ii) ASOT shall have performed and complied with all of its covenants in the POR in all material respects through the closing;

(iii) There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by the POR;

(iv)  TSIG's  successful  closing of its acquisition of The Affinity Group, Inc.

(v) ASOT and the ASOT stockholders shall have delivered to TSIG a certificate to the effect that each of the conditions are satisfied in all respects;

(vi) All actions to be taken by the ASOT in connection with consummation of the transactions contemplated in the POR and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated will be reasonably satisfactory in form and substance to TSIG; and

(vii) TSIG shall be reasonably satisfied with the opinion expressed in the completed audit of ASOT by TSIG's auditors at TSIG's expense, that the results are not materially adversely at variance with the unaudited financial information provided to the TSIG by ASOT and that the audit meets the requirements of Regulation S-X of the Securities Act and the Securities Exchange Act.

(viii) Reliant shall simultaneously at closing distribute substantially all of the assets comprising the business of Reliant to ASOT, and Reliant shall have obtained the approval of its shareholders for all transactions contemplated by this Agreement, in full compliance with Nevada Corporate Law and the rules and regulations of the Securities and Exchange Commission.


b.     Conditions  to  Obligation  of  ASOT.

The obligation of ASOT to consummate the transactions to be performed by it in connection with the closing of the POR is subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in the POR shall be true and correct in all material respects at and as of the closing date;

(ii) TSIG shall have performed and complied with all of its covenants in the POR in all material respects through the closing;

(iii) There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by the POR;

(iv) TSIG shall have delivered to ASOT and the ASOT stockholders a certificate to the effect that each of the conditions specified in the POR is satisfied in all respects;

(v) all actions to be taken by TSIG in connection with consummation of the transactions contemplated in the POR and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated thereby will be reasonably satisfactory in form and substance to ASOT and the ASOT stockholders.

Either TSIG or ASOT may waive any condition to the obligation of the other to close the POR if it executes a writing so stating at or prior to the closing.

     3.     TERMINATION  OF  POR.

a.      Specific  Performance.

Subject to (b), (c) and (d), below, TSIG, ASOT and Reliant each acknowledged and agreed that the other parties would be damaged irreparably in the event any of the provisions of the POR are not performed in accordance with their specific terms or otherwise are breached, and each of TSIG, ASOT and Reliant shall be entitled to enforce specifically the POR and the terms and provisions thereof in any action instituted, in addition to any other remedy to which they may be entitled, at law or in equity.

b.     Mutual  Consent.

The parties to the POR may terminate it by mutual written consent at any time prior to the effective time of the closing.

c.     TSIG  Termination
TSIG may terminate the POR by giving written notice to the ASOT at any time prior to the effective time of the closing: (i) in the event ASOT or the ASOT stockholders has breached any material representation, warranty, or covenant contained in the POR in any material respect, TSIG has notified ASOT of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before December 31, 2000, by reason of the failure of any condition precedent (unless the failure results primarily from TSIG breaching any representation, warranty, or covenant contained in the POR).

d.     ASOT  Termination.

ASOT may terminate the POR by giving written notice to TSIG at any time prior to the effective time (i) in the event TSIG has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, ASOT has notified TSIG of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or
(ii) if the Closing shall not have occurred on or before December 31, 2000, by reason of the failure of any condition precedent under 7(b) hereof (unless the failure results primarily from ASOT breaching any representation, warranty, or covenant contained in the POR).

4.     POST-CLOSING  COVENANTS  OF  TSIG.

a. After Closing, TSIG shall use its best efforts to assist Reliant in filing a Registration Statement with the SEC and all other applicable authorities whereby Reliant would distribute TSIG Shares it receives at Closing to Reliant's shareholders as a dividend; provided, however, that TSIG shall not be responsible for any of the costs of said Registration Statement or the tax consequences of any such distribution by Reliant.

b. TSIG agreed to work with their investment bankers and ASOT to develop budgets on an ongoing basis and to provide ASOT with up to $10,000,000.

c. Upon closing, TSIG shall fund to ASOT a loan in the amount of $800,000. Repayment of this loan shall be made on a non-interest bearing basis from the cash that is to be funded pursuant to this Section 4(d), below.

d. Upon effectiveness of a registration statement relating to a $125 million equity line of credit to be secured by Buyer, Buyer shall fund to ASOT the sum of $5,000,000 for the uses provided in the budget that has been provided and approved by the parties. Buyer shall use its commercially reasonable best efforts to cause such a registration statement to become effective as soon as practicable and to provide $2,500,000 of this funding to ASOT within thirty (30) days after the registration statement related to such equity line of credit becomes effective, and to provide the remaining $2,500,000 of this funding to ASOT within sixty (60) days after the registration statement becomes effective.

e. Each of the three executives of the ASOT will be treated fairly relative to TSIG's other executives at the comparable level of employment with respect to salaries, benefits and stock options.

f. Upon Closing, TSIG's board of directors shall elect Kevin Harrington to TSIG's board of directors.

g. TSIG shall not merge or liquidate or dispose of the ASOT during the first 6 months after the Closing.

h. Buyer shall not change the board of directors of ASOT as it existed immediately prior to the Closing Date during the first 36 months after the Closing without the prior written consent of the ASOT Stockholders.

5.  EMPLOYMENT  AGREEMENTS.  Contemporaneously  with  the  execution  of  this
                          -
Agreement, Buyer has executed employment agreements with Kevin Harrington, Tim Harrington and Mel Arthur. Copies of such agreements are attached hereto as Annexes F, G and H respectively and shall become effective upon Closing.

6.  CONVERSION  OF  ASOT  SHARES.

     At the closing each of the 10,448,821 ASOT shares shall be exchanged for approximately .7656366 TSIG Shares (the "Conversion Ratio"). The Conversion
                                            ------------------
Ratio shall also be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of ASOT Shares outstanding.


F.     REGULATORY  APPROVALS  REQUIRED

     No Federal or State Regulatory requirements must be complied with expect for compliance with the Federal Proxy Rules of the Securities Exchange Act of 1934. Approval must be obtained from the shareholders of Reliant that own a majority of the outstanding shares under Nevada Law.


G.      FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION


     Internal Revenue Code (IRC) sections 351 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of Reliant's assets into ASOT in exchange for stock is considered to be a forward triangular merger in which TSIG will acquire control of Reliant. The shares issued by TSIG to be distributed to the Reliant stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business- TSIG will preserve Reliant's business or continue to use their assets in the wholly-owned ASOT subsidiary.

     The shareholders of Reliant will receive no other consideration than shares of TSIG stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of Reliant with TSIG or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.


H.     CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

     Reliant shareholders who own shares at the record date of June 26, 2000, will receive .7656366 shares of TSIG stock for each Reliant share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their Reliant shares. The ratio of TSIG shares that are being distributed to Reliant shareholders has been calculated by dividing the 8 million shares received from TSIG for the acquisition of ASOT by 10,448,821, which is the number of shares issued and outstanding for ASOT. 7,448,821 of these shares are owned by ASOT, and this number corresponds to the fully diluted outstanding shares of Reliant.


                 THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK

                             IV. GENERAL INFORMATION

     This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

1.     To  transfer  all  of  our  property and assets to AsSeenOnTVpc.com, Inc.
("ASOT"), our majority owned subsidiary, subject to satisfaction of the conditions of the Agreement and Plan of Reorganization (see Annex A).
2.     To  change  our  corporate  name  to  Reliant  Holdings  Corp.
3.     To  cancel  executive  management's  1999 Compensatory Stock Option Plan.
4. To elect Kevin Harrington, Tim Harrington, Mel Arthur and Karl Rodriguez to serve as our board of directors until our next annual meeting.
5. To ratify the appointment of H.J. & Associates, LLC. (formerly known as "Jones Jensen) as our auditors.


A.     DATE,  TIME  AND  PLACE  INFORMATION

     There will not be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

This information statement is first being mailed on or about October 2, 2000 to the holders of Common Stock as of the Record Date, June 26, 2000. Under Federal law the record date was determined as the date that the first public announcement was made of the Agreement and Plan of Reorganization.

PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. Reliant is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Reliant Interactive Media Corp. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.
     -------------                                     ------------------------
A copy of any public filing is also available, at no charge, by contacting our legal counsel, Karl Rodriguez, at 949-248-9561.

B.  DISSENTERS'  RIGHTS

     Under the Nevada law our shareholders have certain dissenters' rights in connection with the transfer of all of our property and assets to ASOT. The following is a summary of the provisions of the Nevada law relating to these dissenters' rights. A copy of the applicable Nevada law provisions are attached hereto as Annex B. Shareholders are urged to read Annex B in its entirety.

     This transfer of all of our property and assets is subject to certain conditions that are described in more detail in the section entitled "IV. The Plan of Reorganization". If these conditions are satisfied, then under Federal law this transfer will not be effective until at least 20 days after this information statement was mailed to you. Nevada Revised Statute section 92A.430 requires that if this transfer of property and assets is effectuated, then a dissenter's notice must be sent to you. This notice must be sent on or before 10 days from the date the transaction is effectuated and shall:


(i) State where a demand for payment must be sent, and where and when certificates, if any, for shares must be deposited;
(ii) Inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(iii) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
(iv) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered;
(v) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive, which set forth the rights of dissenters.

     OUR SHAREHOLDERS WHO FAIL TO DEMAND PAYMENT, OR FAIL TO DEPOSIT CERTIFICATES, IN THE MANNER REQUIRED BY THE COMPANY NOTICE PURSUANT TO NEVADA LAW, WILL HAVE NO RIGHT TO RECEIVE PAYMENT FOR THEIR SHARES OF OUR COMMON STOCK.

A dissenter shall retain all other rights of a shareholder until these rights are modified by effectuation of the proposed corporate action.

Within thirty (30) days after receipt of demand for payment, we shall remit to dissenters who have made demand and have deposited their certificates, the amount which we estimate to be the fair value of the shares, with interest, if any has accrued. If we fail to remit, of if the dissenter believes that the amount remitted is less than the fair value of the shares of our Common Stock, a dissenter may send the us their own estimate of the value of the our Common Stock and demand payment for the deficiency. IF A DISSENTER DOES NOT FILE SUCH ESTIMATE WITHIN THIRTY (30) DAYS AFTER OUR MAILING OF OUR REMITTANCE, SUCH DISSENTER SHALL BE ENTITLED TO NO MORE THAN THE AMOUNT REMITTED. Within sixty
(60) days of the receipt of a demand payment for the deficiency, we shall commence a proceeding and petition the court to determine the fair value of our Common Stock and accrued interest. If we do not commence the proceeding within the 60-day period, we shall pay each dissenter whose demand remains unsettled the amount demanded.


C.  VOTING  SECURITIES

     Reliant presently has only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 50,000,000 shares are authorized and 7,348,821 shares were issued and outstanding as of the Record Date, June 26, 2000. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice and to receive a pro-rata distribution of TSIG stock. In connection with a $1,000,000 private placement by Institutional Equity Corporation 100,000 shares have been reserved to satisfy option rights earned in connection with this private placement. In the event any of these options are exercised a .7656366 TSIG shares will be distributed for each Reliant share optioned.

Nevada Rev. Stat. Ann. Section 78.565 provides that the sale of all of the assets of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock.
Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. Both approvals have been made.


D.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     1.     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS.
     To the best of Registrant's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

     2.     SECURITY  OWNERSHIP  OF  MANAGEMENT.
     To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. Table A following discloses the share ownership actually issued and outstanding.

Please refer to "Compensation of Directors and Executive Officers" for details as to entitlement, terms of exercise and prices for the Options disclosed.

                                     TABLE A
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

 Name and Address of Beneficial Owner    Actual       %
                                       Ownership
---------------------------------------------------------
Kevin Harrington Chairman and CEO

                                       24

80 Gulf Blvd. . . . . . . . . . . . .  2,156,101    30.73
Belleair Beach FL 33786
---------------------------------------------------------
Tim Harrington President and COO. . .  1,100,000    15.68
531 Rafael Blvd NE
St. Petersburg FL 33704
---------------------------------------------------------
Mel Arthur,  Executive Vice President    105,000     1.50
12001 9th St N #2509
St. Petersburg FL 33716
---------------------------------------------------------
Karl Rodriguez  Secretary . . . . . .    100,000     1.44
23592 Windsong #19E
Aliso Viejo CA 92656
---------------------------------------------------------
All Officers and Directors as a Group  3,462,101    49.35
---------------------------------------------------------
Total Shares Issued and Outstanding .  7,015,971   100.00
---------------------------------------------------------


     3.     SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, the following table sets forth the directors, executive officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:

Individual . . .  No. of Late Reports  No. of Transactions
                                       not reported
----------------------------------------------------------
Kevin Harrington                    1         -0-
----------------  ----------------------------------------
Tim Harrington .                    1         -0-
----------------  ----------------------------------------
Mel Arthur . . .                    1         -0-
----------------  ----------------------------------------
Karl Rodriguez .                    2         -0-
----------------  ----------------------------------------

E.  DIRECTORS  AND  EXECUTIVE  OFFICERS

     By majority consent, proposal 4 was approved for the re-election of the existing board of directors of Reliant; Kevin Harrington, Tim Harrington, Mel Arthur and Karl Rodriguez, to serve until the next meeting of shareholders. The business experience and biographies of the Directors are as follows:

     Kevin Harrington, 43, prior to his current tenure as Chairman and CEO of Reliant Interactive Media, Kevin Harrington helped pioneer the growth and acceptance of televised direct-response marketing, or what our culture more commonly calls "infomercials." In fact, Harrington produced his first infomercial in 1985, and then founded Quantum International, one of the most successful companies in direct response history. Limited to a three-person staff (which included his brother, Tim), Harrington turned a $25,000 investment into sales of more $140 million in the company's first two years of operation. While President of Quantum, Harrington launched a string of highly-profitable shows featuring such universally popular products as The Great Wok of China, Wolfman Jack's Solid Gold Rock 'n Roll Hits (the first ever music infomercial), The JetStream Oven, The Daily Mixer, Ginsu/The Blade Knives, Kevin Trudeau's Mega Memory and The Flying Lure (the industry's first fishing lure show). In 1989, Harrington started the expansion of direct-response television into more than 30 foreign markets. In 1991, Quantum was sold to industry giant National Media. As a result of this transaction, Harrington became executive vice president of National and remained as president of Quantum, where he presided over the launch of another string of a blockbuster shows, including Bruce Jenner's Stair Climber, Bruce Jenner's Super Step, Bruce Jenner's Powerwalk, Blue Coral's Autofoam and Regal Royal Diamond Cookware. In July 1994, Harrington left National Media to form a joint venture company with The Home Shopping Network. Called HSN Direct International, the aim of the venture was to develop an infomercial company that could take products that had performed successfully on HSN and roll them out into traditional infomercial formats for broadcast around the world. The high-profile domestic and foreign successes of HSN Direct include shows such as Tony Little's Ab Isolator; Sweet Simplicity, a hair removal product; and Kathy Smith's AirTech Glider. HSN Direct also forged a number of ground-breaking alliance with international marketers in countries throughout Europe, Latin America, Asia and the Middle East. Eventually, the company saw its shows broadcast in some 70 countries around the world. In August of 1998, Harrington was appointed Chairman and CEO of Reliant Interactive Media Corp., (OTC BB: RIMC). Kevin Harrington is a founding Board member Electronic Retailing Association, an industry association.

Tim Harrington, 34, prior to his current tenure as President and COO of Reliant Interactive Media, Tim Harrington worked in close concert with his brother pioneering the growth of the infomercial industry into an accepted means of driving both direct and retail sales. Through his primary focus on the details of legal, contractual and production matters. He continued in that role as the vice-president of product development for National Media, also picking up executive responsibility for the firm's marketing and sales departments. As the co-founder and executive vice-president of HSN Direct International, Tim exercised executive control and leadership over product development and marketing groups that generated approximately $30 million in annual sales. HSN Direct's solid production values and media-buying savvy are directly attributed to his leadership of those two key areas. In his current role as president of Reliant, Tim is more involved than ever in over-seeing the infomercial production and product development activities for the Company.

Mel Arthur, 57, prior to his current tenure as Executive Vice President and Director of Reliant Interactive Media, Mr. Arthur was the "Top Producing show host," producing approximately a billion dollars in revenues while on the air during his eight-year career with Home Shopping Network, and was acknowledged in the industry as one of the most versatile hosts on the air. His expertise ranges from computers, fine jewelry, oriental rugs, exercise equipment, home electronics, vitamins, health and fitness to collectibles and more. Mr. Arthur achieved record sales, including almost 3 million dollars sold in computers, in less than 30 minutes. He has appeared with some of the top celebrities on television and in sports, such as Vanna White, Barbara Mandrel, Ed McMahon, Mickey Mantle, Ted Williams, Willie Mays, and Jim Brown, just to name a few. His business experience is highlighted by a six-year career as a sportscaster and color announcer for the USFL, NASL, the Jacksonville University Basketball Team, and he was the force behind the first half hour magazine shows emanating from PGA Tour Headquarters and The Tournament Player's Championship. Mel was voted Jacksonville's Most Popular radio personality. Mr. Arthur was President of his own insurance agency for three years; was a leader in the telecommunications industry for eight years between 1972 and 1980 as a pioneer in the telephone interconnect industry; and between 1970 and 1972 he was one of the top sales producers for Honeywell's EDP division, marketing large scale, multimillion-dollar mainframe computers. From 1962 through 1970, Mel starred all over the United States, Canada, Europe and the Caribbean as a stand-up comedian, as well as writing for other stand-up comedians such as Jackie Mason and Gabe Kaplan.

Karl E. Rodriguez, 53, the Company's Secretary, received his Juris Doctor degree in 1972 from Louisiana State University Law School. He has practiced business and corporate law since 1972, emphasizing securities and entertainment matters, and has been self-employed in that capacity for the past five years. He has served as a director of Oasis Entertainment's Fourth Movie Project, Inc., since April 1998. During his law practice he has also been involved in a variety of dynamic business experiences. From 1975 to 1982, he was active in real estate development in the Baton Rouge, Louisiana area. From 1980 until 1985, he specialized in the sale of businesses and franchises as the owner and operator of VR Business Brokers. In 1986, he became the Project Manager for Bluffs Limited Partnership, where he structured the development of an Arnold Palmer Design Golf Course and in 1992, Mr. Rodriguez was the Managing Director for MedAmerica, LLC., medicine clinics for children. From 1993 through 1998, he was the Director, Corporate Secretary and General Counsel for Telco Communications, Inc., which is a long distance reseller company. From 1992 until 1996, he was the President of Healthcare Financial and Management Services, Inc., providing billing services to three Louisiana hospitals.

F.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Reliant has Employment Agreements with Kevin Harrington, Tim Harrington, and Mel Arthur and these officers are also the beneficiaries of a 1999 Compensatory Stock Option Plan. When the POR, attached as Annex A, is effectuated these officers have agreed to cancel their employment agreements, to forfeit their deferred compensation, to not accept stock awards earned and to not exercise any additional stock options to which they are entitled in the 1999 Compensatory Stock Option Plan. However, the following information is provided with respect to existing compensation and stock benefits. The Summary Compensation Table on the following page is as of December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                         Annual Compensation                                         Awards         Payouts
    a                                 b         c          d         e           f          g        h       i
                                                                                        Securities
  Name                                                              Other     Restric-     Under-        All Other
  and                                                               Annual     ted         lying          Compen-
Principal                                                           Compen-    Stock      Options   LTIP   sation
Position                                     Salary      Bonus      sation($)  Awards      SARs(#) Payouts  ($)
                                    Year       ($)        ($)                   ($)                 ($)
--------------------------------------------------------------------------------------------------------------
Kevin Harrington.                    1999    120,000     192,978           0   350,000  200,000      0       0
CEO (1) . . . . .                    1998     10,000           0           0         0        0      0       0
                                     1997          0           0           0         0        0      0       0
--------------------------------------------------------------------------------------------------------------
Tim Harrington. .                    1999     96,000     128,652           0   350,000  200,000      0       0
COO (2) . . . . .                    1998      8,000           0           0         0        0      0       0
                                     1997          0           0           0         0        0      0       0
--------------------------------------------------------------------------------------------------------------
Mel Arthur. . . .                    1999     41,500           0           0   525,000  300,000      0       0
VP (3). . . . . .                    1998          0           0           0         0        0      0       0
                                     1997          0           0           0         0        0      0       0
--------------------------------------------------------------------------------------------------------------

NOTES  TO  SUMMARY  COMPENSATION  TABLE:

(d)(1)(2)(3) Bonuses are based on 0.9% (Kevin Harrington), and 0.6% (Tim Harrington) of Adjusted Gross Revenues for 1999 in excess of $10,000,000. Payment of the bonuses has been deferred. Information respecting Mr. Arthur is included voluntarily.

(d)(2)(3) Effective January 1, 2000, the base salary of Tim Harrington and Mel Arthur was increased to $120,000 per annum.

(g)(1)(2)(3) The only shares shown in this table that have been issued are 100,000 shares to Mel Arthur.


ADDITIONAL  DISCUSSION.

      The Company also pays 100% of a medical insurance plan for the three executive officers above mentioned, and life insurance for Kevin Harrington.

     Karl Rodriguez serves without compensation from the Issuer. However, in the year 2000, Karl Rodriguez was granted 100,000 shares of our common stock for continued service as a director and corporate secretary. The executive officers have deferred and are deferring a substantial portion of their accrued compensation as shown in the following table.

                           DEFERRED COMPENSATION TABLE

                         1999   1/1/00-7/31/00  TOTAL DEFERRED
---------------------------------------------------------------
Kevin Harrington  $222,978.00  $    381,122.00  $    561,100.00
---------------------------------------------------------------
Tim Harrington .   159,652.00       210,690.00       370,342.00
---------------------------------------------------------------
Mel Arthur . . .    33,375.00         5,953.00        39,328.00
---------------------------------------------------------------
Total. . . . . .   416,000.00       597,765.00       970,770.00
---------------------------------------------------------------

OUTSTANDING  STOCK  OPTIONS

     The Company has provided certain additional bonuses, incentives and benefits for Kevin Harrington, Tim Harrington and Mel Arthur, all pursuant to Sec. 4(2) of the 1933 Securities
Act,  as  follows.  No  options  have  been  exercised.

The Company applies Accounting Principles Board ("APB") Option 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for all stock option plans. Under APB Option 25, compensation cost is recognized for stock options granted to employees when the option price is less than the market price of the underlying common stock on the date of grant.

FASB Statement 123, "Accounting for Stock-Related Compensation" ("SFAS No. 123") :TR 10 requires the Company to provide proforma information regarding net income and net income per share as if compensation costs for the Company's stock option plans and other stock awards had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock award at the grant date by using the Black-Scholes option pricing model with the following weighted average assumptions used for grants respectively; dividend yield of zero percent for all years; expected volatility of 32 percent for all years; risk-free interest rates of 10.0 percent and expected lives of 4.0 years.

A summary of the status of the Company's stock option plans as of June 30, 2000 and changes during the year is presented on the following page.



              THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK

                              JUNE 30, 2000 STATUS
                                       OF
                                STOCK OPTION PLAN

                                                                       June 30,
                                                                         2000
----------------------------------------------------------------------------------------------
                                                                                   Weighted
                                                                                    Average
                                                              Shares.           Exercise Price
Outstanding, December 31, 1999
  Granted. . . . . . . . . . . . . . .                       420,000                 $5.00
  Canceled . . . . . . . . . . . . . .                             0                 $   0
  Exercised. . . . . . . . . . . . . .                             0                 $   0
                                                             -------                 -----
Outstanding, June 30, 2000 . . . . . .                       420,000                 $5.00
                                                             -------                 -----
Exercisable, June 30, 2000 . . . . . .                       210,000                 $3.25
                                                             -------                 -----
Weighted Average Fair Value of Options                                               $2.12
----------------------------------------------------------------------------------------------



                                                     Outstanding                                   Exercisable
                                                      Weighted
                                                       Average       Weighted     Weighted
                                                        Number        Remaining    Average     Number       Average
                                                     Outstanding   Contractual     Exercise   Exercisable  Exercise
Exercise Prices                                       at 6/30/00        Life         Price    at 6/30/00     Price
--------------------------------------------------------------------------------------------------------------------
 $2.50. . . . .                                         105,000         4.00      $    2.50      105,000   $    2.50
 $4.00. . . . .                                         105,000         4.00      $    4.00      105,000   $    4.00
 $6.00. . . . .                                         105,000         4.00      $    6.00            0   $       0
 $7.50. . . . .                                         105,000         4.00      $    7.50            0   $       0

 $2.50-7.50 . .                                         420,000         4.00      $    5.00      210,000   $    3.25
====================================================================================================================


The options were granted as compensation and additional bonuses to certain officers of the Company. These options were issued with an exercise price above the market value of the stock at the date of issuance.

Additional stock options are available to Kevin Harrington, Tim Harrington and Mel Arthur based on the stock trading performance of the Company's common stock. If the Company's shares are trading at a price of $15.00 per share, 256,500 options will be granted at an exercise price of $7.50 per share. If the Company's shares are trading at a price of $20.00 per share, 256,500 options will be granted at an exercise price of $7.50 per share. If the Company's shares are trading at a price of $25.00 per share, 327,000 options will be granted at an exercise price of $7.50 per share. As of June 30, 2000, the Company's common stock has not reached any of the performance measurements mentioned above.

The table on the following page is provided additionally to summarize the benefits of our executive management under the 1999 Compensatory Stock Option Plan and their respective employment agreements.

                            SUMMARY OF BENEFITS TABLE

Additional Bonuses,. . . . . .  Kevin Harrington             Tim Harrington               Mel Arthur
 Incentives/Benefits
--------------------------------------------------------------------------------------------------------------
                                  6 months: 60,000            6 months: 40,000          6 months: 5,000
COMPENSATORY STOCK . . . . . .      shares @ $2.50              shares @ $2.50           shares @ $2.50

OPTION PLAN. . . . . . . . . .   12 months: 60,000           12 months: 40,000         12 months: 5,000
                                    shares @ $4.00              shares @ $4.00           shares @ $4.00

                                 18 months: 60,000.          18 months: 40,000         18 months: 5,000
                                    shares @ $6.00.          .  shares @ $6.00           shares @ $6.00

                                 24 months: 60,000.          24 months: 40,000         24 months: 5,000
                                    shares @ $7.50.             shares @ $7.50           shares @ $7.50
--------------------------------------------------------------------------------------------------------------
REVENUE PERFORMANCE. . . . .  For each $10,000,000          For each $10,000,000       For each $10,000,000
STOCK BONUS. . . . . . . . .  in gross revenues,            in gross revenues,         in gross revenues,
                              issuance of 100,000. . . .   .issuance of 100,000        issuance of 100,000
                              shares up to a total of. .    shares up to a total of    shares up to a total of
                              3,000,000 shares (no          2,000,000 shares (no       900,000 shares (no
                              more than 1/6 of total        more than 1/6 of total     more than 1/6 of total
                              to vest in any 6 month . .    to vest in any 6 month     to vest in any 6 month
                              period). . . . . . . . . .    period)                     period)
--------------------------------------------------------------------------------------------------------------
STOCK TRADING. . . . . . . .  Purchase 144,000              Purchase 100,000          Purchase 12,500 shares
PERFORMANCE STOCK. . . . . .  shares if trading at $15;     shares if trading at $15; if trading at $15;
OPTIONS @ $7.50 PER.          144,000 shares if             100,000 shares if         12,500 shares if trading
SHARE.                        Trading at $20; 192,000       trading at $20; 120,000   at $20; 15,000 shares if
                              Shares if trading at $25      shares if trading at $25  shares if trading at $25
--------------------------------------------------------------------------------------------------------------
LIFE, HEALTH & DISABILITY. .          .  Yes                          Yes                      Yes
--------------------------------------------------------------------------------------------------------------
INSURANCE
AUTOMOBILE . . . . . . . . . .       $1,000/month                  $750/month               $500/month
--------------------------------------------------------------------------------------------------------------


G.  RATIFICATION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     By majority shareholder consent the ratification of H.J. & Associates, LLC, (formerly "Jones, Jensen Co., LLC") as our auditors has been approved. H.J. & Associates, LLC, (formerly "Jones, Jensen Co., LLC") prepared the audited financial statements for the fiscal years ending December 31, 1999 and 1998. During the past two years there have been no changes in, or disagreements with, Accounts on accounting and/or financial disclosure.

H.  COMPENSATION  PLAN

     Upon effectuation of the Agreement and Plan of Reorganization to be approved in Proposal Number 1, the 1999 Compensatory Stock Option Plan and Employment Agreements for Kevin Harrington, Tim Harrington, and Mel Arthur will be terminated. Please see Item F. Compensation of Executive Officers and Directors.

I.  AMENDMENTS  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     By majority shareholder consent proposal number 2 has been approved such that our Articles of Incorporation will be amended to change our corporate name to Interactive Holding Corp. or a substantially similar name upon effectuation

                                SIGNATURES

October 2, 2000



/s/Kevin Harrington                      /s/Tim Harrington
   Kevin Harrington                         Tim Harrington
   Chairman and CEO/Director                President and COO/Director


/s/Mel Arthur                            /s/Karl E. Rodriguez
   Mel Arthur                               Karl E. Rodriguez
   President/Director                       Secretary/Director
of  the  Agreement  and  Plan  of  Reorganization.
                                 EXHIBITS INDEX

                                                                        Page No.
Annex  A.     Agreement  and  Plan  of  Reorganization                       34

Annex  B.     Dissenters'  Rights  Statute                                   64

Annex  C.     1999  Annual  Report  for  Reliant  on  Form  10-KSB           72

Annex  D.     June 30, 2000 Quarterly Report for Reliant on Form  10-QSB     129

Annex E.     August 31, 2000 Unaudited Financial Statements for
             AsSeenOnTVpc.com                                                156

Annex  F.     Employment  Agreement  -  Kevin  Harrington                    166

Annex  G.     Employment  Agreement  -  Tim  Harrington                      175

Annex  H.     Employment  Agreement  -  Mel  Arthur                          185

                                     Annex A

                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION


                                      AMONG

                        TELESERVICES INTERNET GROUP INC.

                                       AND

                         RELIANT INTERACTIVE MEDIA CORP.

                                       and

                             ASSEENONTVPC.COM, INC.

                                       AND

                   THE STOCKHOLDERS OF ASSEENONTVPC.COM, INC.

                       LISTED ON THE SIGNATURE PAGE HEREOF

                                       AND

                             GENERALSEARCH.COM, INC.

                                TABLE OF CONTENTS
                                -----------------

Definitions                                                                  39

Basic  Transaction.                                                          42
The  Acquisition                                                             42
The  Closing                                                                 42
Actions  Prior  to  Closing                                                  42
Actions  at  the  Closing                                                    42
Effect  of  Acquisition                                                      42
Procedure  for  Transfer                                                     43

Representations  and  Warranties  of  the  Target                            43
Organization,  Qualification,  and  Corporate  Power                         43
Organization,  Qualification,  and  Corporate  Power  as  of  the  Closing   43
Capitalization  on  the  Closing  Date                                       44
Authorization  of  Transaction                                               44
Noncontravention                                                             44
Brokers'  Fees                                                               44
Title  to  Tangible  Assets                                                  44
Subsidiaries                                                                 45
Financial  Statements                                                        45
Events  Subsequent  to  Most  Recent  Fiscal  Period                         45
Legal  Compliance                                                            45
Tax  Matters                                                                 45
Real  Property                                                               46
Intellectual  Property                                                       46
Contracts                                                                    46
Powers  of  Attorney                                                         46
No  Undisclosed  Liabilities                                                 46
Litigation                                                                   46
Employee  Benefits                                                           47
Environmental,  Health,  and  Safety  Matters                                47
Target  Shares                                                               48
Certain  Securities  Matters                                                 49
Disclaimer  of  other  Representations  and  Warranties                      50

Representations  and  Warranties  of  Reliant                                50

Representations  and  Warranties  of  the  Buyer                             50
Organization                                                                 51
Capitalization                                                               51
Authorization  of  Transaction                                               51
Noncontravention                                                             51
Brokers'  Fees                                                               51

Filings  with  the  SEC                                                      51
Financial  Statements                                                        52
Events  Subsequent  to  Most  Recent  Fiscal  Quarter  End                   52
No  Undisclosed  Liabilities                                                 52
Litigation                                                                   52
Compliance  with  Laws                                                       52
No  Default                                                                  52
Certain  Securities  Matters                                                 52
Market  Manipulation                                                         53

Covenants                                                                    53
General                                                                      53
Notices  and  Consents                                                       53
Regulatory  Matters  and  Approvals                                          54
Listing  of  Buyer  Shares                                                   54
Operation  of  Business                                                      54
Full  Access                                                                 54
Notice  of  Developments                                                     55
Interest  from  Others                                                       55
Insurance  and  Release                                                      55
Release  of  Target  Stockholders'  Personal  Guarantees                     56
Post-Closing  Covenants  of  the  Buyer                                      56

Conditions  to  Obligation  to  Close                                        57
Conditions  to  Obligation  of  the  Buyer                                   57
Conditions  to  Obligation  of  the  Target                                  57

Termination                                                                  58
Specific  Performance                                                        58
Mutual  Consent                                                              58
Buyer  Termination                                                           58
Target  Termination                                                          58

Miscellaneous                                                                59
Employment  Agreements                                                       59
Survival                                                                     59
Press  Releases  and  Public  Announcements                                  59
No  Third  Party  Beneficiaries                                              59
Entire  Agreement                                                            59
Succession  and  Assignment                                                  59
Counterparts                                                                 59
Headings                                                                     59
Notices                                                                      59
Governing  Law                                                               60
Amendments  and  Waivers                                                     60
Severability                                                                 61
Expenses                                                                     61

Construction                                                                 61
Incorporation  of  Exhibits  and  Schedules
Facsimile  Signatures                                                        61

                      AGREEMENT AND PLAN OF REORGANIZATION

     Agreement entered into on September 22, 2000 by and among TELESERVICES INTERNET GROUP INC., a Florida corporation (the "Buyer"), and RELIANT INTERACTIVE MEDIA, INC., a Nevada corporation ("Reliant") and ASSEENONTVPC.COM, INC., a Nevada corporation (the "Target") and the Target Stockholders and GeneralSearch.com, Inc. ("GSCI"). The Buyer, Reliant, the Target and the Target Stockholders are referred to collectively herein as the "Parties."

     WHEREAS, This Agreement contemplates a stock-for-stock tax-free acquisitive reorganization of the Target by the Buyer and a simultaneous transfer of assets comprising the business of Reliant from Reliant to the Target pursuant to Code 368(a)(1)(B), (C) and (D).

     WHEREAS, The Target Stockholders will receive common capital stock in the Buyer in exchange for all of their common capital stock in the Target.

     WHEREAS, The Parties expect that the acquisition will further certain of their business objectives (including, without limitation, significantly expanded markets for both Parties).

     WHEREAS, The parties desire that this Agreement replace and supercede any prior agreement or amendment thereto between the parties related to the subject of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1.  Definitions.
         -----------

     "Affiliate"  has  the  meaning  set  forth in Rule 12b-2 of the regulations
      ----------
promulgated  under  the  Securities  Exchange  Act.

     "Acquisition"  means  the  stock-for-stock,  tax-free  acquisitive
      ------------
reorganization  of  the  Target  by  the Buyer and a contemporaneous transfer of
      -------
assets comprising the business of Reliant from Reliant to the Target pursuant to Code 368(a)(1)(B), (C) and (D) as described in 2(a) below.

     "Buyer"  has  the  meaning  set  forth  in  the  preface  above.
      ------

     "Buyer  Exchange  Shares"  have  the  meaning  set  forth  in  2(a) below.
      ------------------------

     "Buyer  Share"  means  any share of the Common Stock, $0.0001 par value per
      -------------
share,  of  the  Buyer
     "Closing"  has  the  meaning  set  forth  in  2(b)  below.
      --------

     "Closing  Date"  has  the  meaning  set  forth  in  2(b)  below.
     ---------------

     "COBRA"  means the requirements of Part 6 of Subtitle B of Title I of ERISA
      ------
and  Code  4980B.

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
      -----

     "Confidential  Information" means any information concerning the businesses
      --------------------------
and affairs of the Target and its Subsidiaries that is not already generally available to the public.

     "Conversion  Ratio"  has  the  meaning  set  forth  in  2(d)(ii)  below.
      ------------------

     "Florida  General  Corporation  Law" means the Florida Business Corporation
      -----------------------------------
Act, as amended as of the date of the full execution of this Agreement by the Parties.

     "Disclosure  Schedule"  has  the  meaning  set  forth  in  3  below.
      ---------------------

     "Effective  Time"  has  the  meaning  set  forth  in  2(d)(i)  below.
      ----------------

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or
      ----------------------
retirement plan or arrangement, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit or other retirement, bonus, or incentive plan or program.

     "Employee  Pension Benefit Plan" has the meaning set forth in ERISA  3(2).
      -------------------------------

     "Employee  Welfare Benefit Plan" has the meaning set forth in ERISA  3(1).
      -------------------------------

     "Environmental,  Health,  and  Safety Requirements" shall mean all federal,
      --------------------------------------------------
state, local and foreign statutes, regulations, and ordinances concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, as such requirements are enacted and in effect on or prior to the Closing Date.

     "ERISA"  means  the  Employee  Retirement  Income  Security Act of 1974, as
      ------
amended.

     "ERISA  Affiliate"  means  each entity that is treated as a single employer
      -----------------
with  Seller  for  purposes  of  Code  414.

     "Exchange  Agent"  has  the  meaning  set  forth  in  2(e)  below.
      ----------------

     "Financial  Statement"  has  the  meaning  set  forth  in  3(i)  below.
     ----------------------

     "GAAP"  means  United States generally accepted accounting principles as in
      -----
effect  from  time  to  time.

     "Income  Tax"  means  any  federal,  state,  local,  or foreign income tax,
      ------------
including  any interest, penalty, or addition thereto, whether disputed or not.

     "Income  Tax  Return"  means  any  return,  declaration,  report, claim for
      --------------------
refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto.

     "IRS"  means  the  Internal  Revenue  Service.
      ----

     "Knowledge"  means  actual  knowledge  without  independent investigation.
      ----------

     "Most  Recent  Financial  Statements"  has  the  meaning set forth in  3(i)
      ------------------------------------
below.

     "Most  Recent  Fiscal Month End" has the meaning set forth in  3(i) below.
      -------------------------------

     "Most Recent Fiscal Quarter End" has the meaning set forth in  3(i) below.
      -------------------------------

     "Multiemployer  Plan"  has  the  meaning  set  forth  in  ERISA  3(37).
      --------------------

     "Ordinary  Course  of  Business"  means  the  ordinary  course  of business
      -------------------------------
consistent with past custom and practice (including with respect to quantity and
      -
frequency).

     "Party"  has  the  meaning  set  forth  in  the  preface  on page 1 above.
      ------

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation.
      -----

     "Person" means an individual, a partnership, a corporation, an association,
      -------
a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Public  Report"  has  the  meaning  set  forth  in  5(f)  below.
      ---------------

     "Registration  Statement"  has  the  meaning  set  forth  in  6(l)  below.
     -------------------------

     "Reportable  Event"  has  the  meaning  set  forth  in  ERISA  4043.
      ------------------

     "Requisite  Target  Stockholder Approval" means the affirmative vote of the
      ----------------------------------------
holders of a majority of the Target Shares (voting and nonvoting) in favor of this Agreement.

     "SEC"  means  the  Securities  and  Exchange  Commission.
      ----

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ----------------

     "Securities  Exchange  Act"  means  the Securities Exchange Act of 1934, as
      --------------------------
amended.

     "Security  Interest" means any mortgage, pledge, lien, encumbrance, charge,
      -------------------
or  other  security  interest,  other  than  (a)  mechanic's, materialmen's, and
                                -----------
similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Subsidiary" means any corporation with respect to which a specified Person
      -----------
(or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Target"  has  the  meaning  set  forth  in  the  preface on page 1 above.
      -------

     "Target's  Key  Employees"  means  Kevin Harrington, Tim Harrington and Mel
      -------------------------
Arthur.

     "Target  Share"  means  any  share  of  the  Common  Stock  of  Target.
      --------------

     "Target  Shares"  means  the total number of issued and outstanding shares,
      ---------------
all  of  which  are  to  be  acquired  by the Buyer pursuant to this Agreement.

     "Target  Stockholders"  means  Reliant  Interactive  Media  Corp.,  Kevin
      ---------------------
Harrington,  Tim  Harrington,  Mel Arthur and Karl Rodriguez, which shareholders
      --
collectively  own  all  of  the  issued  and  outstanding  Target  Shares.

     2.  Basic  Transaction.
         ------------------

     (a)  The  Reorganization  and  Acquisition.  Contemporaneously  with  the
          --------------------------------------
execution of this Agreement, all of the assets, liabilities and business operations of Reliant shall be transferred to Target in exchange for certain shares of Target being issued to Reliant, which number of shares is shown on the signature page hereof. This transaction shall be subject to shareholder approval by Reliant shareholders. Subject to the terms and conditions of this Agreement, at the Effective Time, the Target Stockholders shall surrender to the Buyer all of the Target Shares representing 100% of the ownership interest in the Target in exchange for 8,000,000 Buyer Shares (the "Buyer Exchange Shares") at the Effective Time in a stock-for-stock, tax-free acquisitive reorganization of the Target by the Buyer pursuant to Code 368(a)(1)(B) and (C). Reliant shall distribute its pro-rata amount of the Buyer Exchange Shares, that are received as a shareholder of Target pursuant to the acquisition of Target, to each of the Reliant shareholders pro-rata to their ownership interest in Reliant on a fully diluted basis pursuant to Code 354, 355 or 356. At the Effective Time, the Target Stockholders shall be released from all personal guarantees of actual and contingent liabilities of the Target.

     (b)  The  Closing.  The  closing  of  the transactions contemplated by this
          -------------
Agreement  (the  "Closing")  shall take place at the offices of the Buyer in St.
                  --------
Petersburg, Florida, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date and/or time as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall
                  -------------
be no earlier than twenty (20) days after Reliant mails an appropriate information statement to its shareholders regarding the transaction.

     (c)  Actions  Prior  to  Closing.  Upon  execution of this Agreement by all
          ---------------------------
parties hereto, GSCI shall fund to Reliant a loan in the principal amount of $679,092.00, pursuant to the terms of a secured promissory note and a security agreement attached hereto.

     (d)  Actions  at  the  Closing.  At the Closing: (i) Target will deliver to
          --------------------------
Buyer the various certificates, instruments, and documents referred to in 7(a) below; (ii) Buyer will deliver to Target the various certificates, instruments, and documents referred to in 7(b) below; and (iii) Buyer will deliver to the Exchange Agent in the manner provided below in this 2 the certificate evidencing the Buyer Exchange Shares.

     (e)  Effect  of  Acquisition.
          ------------------------

          (i)  General.  The Acquisition shall become effective at the time (the
               --------
"Effective  Time")  that the Target Stockholders deliver to the Buyer all of the
 ----------------
Target Shares, properly endorsed to effectively assign said shares to the Buyer, and the Buyer delivers to the Target Stockholders the Buyer Exchange Shares, properly endorsed to effectively assign said shares to the Target Stockholders.

          (ii)  Conversion of Target Shares. At and as of the Effective Time and
                ----------------------------
assuming that the total number of issued and outstanding Target Shares on a fully diluted basis at such time is 10,448,821 each Target Share shall be exchanged for approximately .7656366 Buyer Shares ( the "Conversion Ratio"). The
                                                        ------------------
Conversion Ratio shall also be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Target Shares outstanding. Immediately after the Closing, no Target Share shall be deemed to be outstanding or to have any rights other than those set forth above in this 2(d)(ii) after the Effective Time.

          (iii)  Buyer Shares. Each Buyer Share issued and outstanding at and as
                 -------------
of  the  Effective  Time  will  remain  issued  and  outstanding.

     (f)  Procedure  for  Transfer.
          -------------------------

          (i) The transfer and exchange of the Target Shares for the Buyer Exchange Shares may be effected through an Exchange Agent upon the mutual consent of the Parties and pursuant to an agreement with such Exchange Agent and the Parties.

          (ii)  The  Buyer  shall  pay  all charges and expenses of the Exchange
Agent.

     3.  Representations  and  Warranties  of  the  Target  and  the  Target
         -------------------------------------------------------------------
Stockholders.  The  Target  and the Target Stockholders represent and warrant to
        -----
the Buyer that the statements contained in this 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in
       ---------------------
paragraphs  corresponding  to  the lettered and numbered paragraphs contained in
      -
this 3. For purposes of this 3, the representations and warranties regarding the Target shall be deemed to apply equally to Reliant as the predecessor in interest to the business of the Target.

     (a)  Organization,  Qualification,  and  Corporate  Power.  The Target is a
          -----------------------------------------------------
privately-held, corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Target taken as a whole. The Target has corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. 3(a) of the Disclosure Schedule lists the stockholders, directors and officers of the Target. By signing this Agreement, Buyer acknowledges receipt of a copy of Target's Articles of Incorporation, bylaws, and minutes, certified by Target's secretary to be a true copy of Target's Articles of Incorporation, bylaws, and minutes.

     (b) Organization, Qualification, and Corporate Power as of the Closing.  As
         -------------------------------------------------------------------
of the Closing: (i) the Target shall be a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada; (ii) the Target shall be duly authorized to conduct business and shall be in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Target taken as a whole; (iii) the Target shall have full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it; and (iv) 3(b) of the Disclosure Schedule shall be amended to list the directors and officers of each of the Target.

     (c)  Capitalization  on  the  Closing  Date.  As of the Closing, the entire
          ---------------------------------------
authorized capital stock of the Target shall consist of 100,000,000 Target Shares, of which 10,448,821 Target Shares shall be issued and outstanding and no Target Shares shall be held in treasury. All of the issued and outstanding
Target Shares shall have been duly authorized, validly issued, fully paid, and nonassessable, and shall be held of record by the respective Target Stockholders as set forth in 3(b) of the Disclosure Schedule. There shall be no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There shall be no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target.

     (d)  Authorization  of Transaction. The Target has full power and authority
          ------------------------------
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Target, enforceable in accordance with its terms and conditions.

     (e)  Noncontravention.  To the Knowledge of any of the Target Stockholders,
          -----------------
neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of the Target and its Subsidiaries is subject or any provision of the charter or bylaws of any of the Target and its Subsidiaries. To the Knowledge of any of the Target Stockholders, none of the Target and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the financial condition of the Target and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the Knowledge of any of the Target Stockholders, except as set forth in 3(e) of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Target is a party or by which it is bound or to which any of its assets is subject.

     (f)  Brokers'  Fees. None of the Target or the Target Stockholders have any
          ---------------
liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (g)  Title  to  Tangible  Assets.  The Target has good title to, or a valid
          ----------------------------
leasehold interest in, the material tangible assets they use regularly in the conduct of their businesses.

     (h)  Subsidiaries.  3(h)  of  the  Disclosure  Schedule sets forth for each
          -------------
Subsidiary of the Target (i) its name and jurisdiction of incorporation, (ii) the number of shares of authorized capital stock of each class of its capital stock, (iii) the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder, and (iv) the number of shares of its capital stock held in treasury. All of the issued and outstanding shares of capital stock of each Subsidiary of the Target have been duly authorized and are validly issued, fully paid, and nonassessable.

     (i)  Financial  Statements.  Attached hereto as Exhibit B are the following
          ----------------------
financial statements (collectively the "Financial Statements"): (i) audited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow for the two fiscal years ended December 31, 1998 and December 31, 1999, and unaudited financial statement for the fiscal quarter ended June 30, 2000 for Reliant; and (ii) unaudited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") for the period from inception through the
  ---------------------------------
period  ended  June  30, 2000 (the "Most Recent Fiscal Period ") for the Target.
                                   ----------------------------
The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Target as of such dates and the results of operations of the Target for such periods; provided, however, that the Most Recent Financial Statements are subject to
       -----------
normal  year-end  adjustments  and  lack footnotes and other presentation items.

     (j)  Events Subsequent to Most Recent Fiscal Period . Since the Most Recent
          ------------------------------------------------
Fiscal Period, there has not been any material adverse change in the financial condition of the Target taken as a whole. Without limiting the generality of the foregoing, since that date the Target has not engaged in any practice, taken any action, or entered into any transaction outside the Ordinary Course of Business the primary purpose or effect of which has been to generate or preserve Cash.

     (k)  Legal  Compliance.  To the Knowledge of any of the Sellers, the Target
          ------------------
has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of the Target taken as a whole.

     (l)  Tax  Matters.
          -------------

          (i) The Target has filed all Income Tax Returns that it was required to file, and has paid all Income Taxes shown thereon as owing, except where the failure to file Income Tax Returns or to pay Income Taxes would not have a material adverse effect on the financial condition of the Target taken as a whole.

          (ii) 3(l) of the Disclosure Schedule lists all Income Tax Returns filed with respect to the Target for taxable periods ended on or before December 31, 1999, indicates whether those Income Tax Returns have been audited, and indicates those Income Tax Returns that currently are the subject of audit. The Sellers have delivered to the Buyer correct and complete copies of all Federal Income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Target since December 31, 1998.

          (iii) The Target has not waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency.

          (iv) The Target is not a party to any Income Tax allocation or sharing agreement.

          (v) To the Knowledge of any of the Sellers, the Target has not been a member of an Affiliated Group filing a consolidated federal Income Tax Return (other than a group the common parent of which was the Target).

     (m)  Real  Property.
          ---------------

          (i) 3(m)(i) of the Disclosure Schedule lists all real property that the Target owns, which is none.

          (ii) 3(m)(ii) of the Disclosure Schedule lists all real property leased or subleased to the Target. The Sellers have delivered to the Buyer correct and complete copies of the leases and subleases listed in 3(m)(ii) of the Disclosure Schedule (as amended to date). To the Knowledge of any of the Sellers, each lease and sublease listed in 3(m)(ii) of the Disclosure Schedule is legal, valid, binding, enforceable, and in full force and effect, except where the illegality, invalidity, nonbonding nature, unenforceability, or ineffectiveness would not have a material adverse effect on the financial condition of the Target taken as a whole.

     (n)  Intellectual  Property.  Section  3(n)  of  the  Disclosure  Schedule
          -----------------------
identifies each patent or trademark registration which has been issued to any of the Target with respect to any of its intellectual property, identifies each pending patent application or application for registration which the Target has made with respect to any of its intellectual property, and identifies each license, agreement, or other permission which any of the Target has granted to any third party with respect to any of its intellectual property.

     (o)  Contracts.  Section  3(o) of the Disclosure Schedule lists all written
          ----------
contracts and other written agreements to which the Target is a party, the performance of which will involve consideration in excess of $10,000. The Sellers have delivered to the Buyer a correct and complete copy of each contract or other agreement listed in Section 3(o) of the Disclosure Schedule (as amended to date).

     (p) Powers of Attorney. To the Knowledge of any of the Target Stockholders,
         -------------------
there  are  no  outstanding powers of attorney executed on behalf of the Target.

     (q)  No Undisclosed Liabilities.  Except (i) to the extent disclosed in the
          --------------------------
Disclosure Schedule and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice, the Target has not incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have, or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on the Target.

     (r)  Litigation. Section 3(r)(1) of the Disclosure Schedule sets forth each
          -----------
instance in which any of the Target (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction, except where the injunction, judgment, order, decree, ruling, action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of the Target taken as a whole.

     (s)  Employee  Benefits.
          -------------------

          (i)  Section  3(s)  of  the  Disclosure  Schedule  lists each Employee
Benefit  Plan  that  the  Target  maintains  or to which the Target contributes.

               (A) To the Knowledge of any of the Parties , each such Employee Benefit Plan (and each related trust, insurance contract, or fund), if any, complies in form and in operation in all respects with the applicable requirements of ERISA and the Code, except where the failure to comply would not have a material adverse effect on the financial condition of the Target taken as a whole.

               (B) All contributions (including all employer contributions and employee salary reduction contributions), if any, which are due have been paid to each such Employee Benefit Plan, if any, that is an Employee Pension Benefit Plan.

               (C)  Each  such Employee Benefit Plan that is an Employee Pension
Benefit Plan, if any, has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Code Section 401(a).

               (D) As of the last day of the most recent prior plan year, the market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan), if any, equaled or exceeded the present value of liabilities thereunder (determined in accordance with then current funding assumptions).

               (E) With respect to each Employee Benefit Plan that is an Employee Pension Benefit Plan, if any, the Target has delivered to the Buyer correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

          (ii) With respect to each Employee Benefit Plan that the Target or any ERISA Affiliate, if any, maintains or has maintained during the prior six years or to which any of them contributes, or has been required to contribute during the prior six years:

               (A) No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending, except where the action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of the Target taken as a whole.

               (B) The Target has not incurred any liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability) with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

     (t)     Environmental,  Health,  and  Safety  Matters.
             ----------------------------------------------

          (i) To the Knowledge of any of the Target Stockholders, the Target is in compliance with Environmental, Health, and Safety Requirements, except for such noncompliance as would not have a material adverse effect on the financial condition of the Target taken as a whole.

          (ii) To the Knowledge of any of the Target Stockholders, the Target has not received any written notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to the Target or its Subsidiaries or their facilities arising under Environmental, Health, and Safety Requirements, the subject of which would have a material adverse effect on the financial condition of the Target taken as a whole.

          (iii) This Section 3(t) contains the sole and exclusive representations and warranties of the Target Stockholders with respect to any environmental, health, or safety matters, including without limitation any arising under any Environmental, Health, and Safety Requirements.

     (u)  Target  Shares.  Each  of the Target Stockholders hereby represent and
          ---------------
warrant  to  the  Buyer  as  follows:

(i)     Authorization.  Each  Target  Stockholder  has all requisite right,
             -------------
power and authority and full legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Target Stockholder, and this Agreement constitutes a legal, valid and binding obligation enforceable against such Target Stockholder in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors. The failure of the spouse of any Target Stockholder to be a party or signatory to this Agreement shall not (A) prevent any such Target Stockholder from performing his or her obligations and from consummating the transactions contemplated hereunder and thereunder or (B) prevent this Agreement from constituting the legal, valid and binding obligation of any such Target Stockholder enforceable against any such Target Stockholder in accordance with its terms.

(ii)     No Conflict.  The execution, delivery and performance of this Agreement
         -----------
by each of the Target Stockholders does not and will not conflict with or violate any law or governmental order, applicable to such Target Stockholder, or conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the Target Shares or on any of the assets or properties of such Target Stockholder pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument, obligation or arrangement to which such Target Stockholder is a party or by which any of the Target Shares or any of such assets or properties is bound or affected.

(iii)     Governmental  Consents  and Approvals.  Except as may required by laws
          -------------------------------------
applicable because the Buyer is a public company, the execution, delivery and performance of this Agreement by each of the Target Stockholders does not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority.

(iv)     Accuracy of Representations and Warranties of the Company.  Each of the
         ---------------------------------------------------------
Target Stockholders has reviewed the representations and warranties of the Target contained in this Agreement, and, to the best knowledge of each such Target Stockholder, such representations and warranties of the Target are true and correct.

(v)     Ownership.  Each  of  the  Target Stockholders owns the number of Target
        ---------
Shares set forth next to such Target Stockholder's name on the signature page hereof and such Target Stockholder has good and marketable title to such Target Shares, free and clear of any encumbrance of any kind. All of the Target Shares set forth next to each Target Stockholder's name on the signature page hereof have been duly authorized, validly issued, and are fully paid and nonassessable and have been accorded full voting rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Target Shares, or if there are, all votes and consents necessary to authorize all of the Target Stockholders to enter into and to perform this Agreement have been given, and all restrictions encumbering the power and authority of the Target Stockholders to enter into and to perform this Agreement have been waived, and upon delivery of such Target Shares at Closing as contemplated herein, the Buyer will own the Target Shares free and clear of all encumbrances.

     (v)     Certain  Securities Matters. Each of the Target Stockholders hereby
             ---------------------------
represents  and  warrants  to  the  Buyer  as  follows:

     (i) Except for the Target Stockholder's registration rights and resale rights as set forth in herein, the right of the Target Stockholder to exercise such rights to their fullest extent and as otherwise provided in this Agreement, the Target Stockholder: (A) is acquiring the Buyer Shares for the Target Stockholder's own account and not with a view to, or for offer or sale in connection with, any distribution thereof, and the Target Stockholderis not participating and does not have a participation in any such distribution or the underwriting of any such distribution; (B) the Target Stockholder has sufficient knowledge and experience in financial and business matters and is fully capable of evaluating the merits and risks of purchasing the Buyer Shares; and (C) the Target Stockholder has not been solicited to acquire the Buyer Shares by means of general advertising or general solicitation.

     (ii) The Target Stockholder has been furnished with information about and allowed access to Buyer's business and has had the opportunity to investigate Buyer's business and to ask questions of and receive answers from Buyer sufficient to satisfy the Target Stockholderthat Buyer's business is reasonably as described by Buyer.

(iii) The Target Stockholder understands that at Closing: (A) the Buyer Shares are not registered under any applicable federal or state securities law in reliance upon certain exemptions thereunder; (B) the Buyer Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act and compliance with applicable state securities laws or the availability of an exemption therefrom; and (C) in the absence of registration under the Securities Act and compliance with applicable state securities laws or an exemption therefrom, the Buyer Shares must be held indefinitely. The Target Stockholderacknowledges that the reliance of the Buyer upon such exemption from registration is predicated upon the foregoing representations.

     (iv) The Target Stockholder acknowledges receipt of a copy of: (a) the Agreement and Plan of Reorganization by and among Buyer, GeneralSearch.com, Inc., and individual shareholders of GeneralSearch.com, Inc, dated August 23, 2000; and (b) a Stock-for-Stock Acquisition Agreement dated June 13, 2000, among the Buyer, The Affinity Group, Inc, and the Stockholder of The Affinity Group, Inc., which agreement contemplates the issuance of 5 million Buyer Shares to the Stockholders of The Affinity Group, Inc.

(v)     Action  as  Majority  Shareholders  of  Reliant.  The  execution of this
        ------------------------------------------------
Agreement by Kevin Harrington, Tim Harrington, Mel Arthur and Karl Rodriguez shall constitute the irrevocable written consent by holders of 3,461,101 of the outstanding shares of Reliant to approve this transaction; specifically the transfer of Reliant of its interest in Target to Buyer in exchange for Buyer shares, and their undertaking to cause Reliant to deliver to its shareholders an information statement meeting the requirements of Section 14 of the Securities Exchange Act, as promptly as commercially reasonable. In addition, the written consent by other shareholders of Reliant is provided herewith to evidence that the transaction described in this Section has been approved by the majority of the outstanding shares of Reliant

     (w) Disclaimer of other Representations and Warranties. Except as expressly
         ---------------------------------------------------
set forth in Section 2 and this Section 3, the Target Stockholders make no representation or warranty, express or implied, at law or in equity, in respect of the Target, its Subsidiaries, or any of their respective assets, liabilities or operations, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed.

     4.  Representations  and  Warranties of Reliant. Reliant expressly warrants
         -------------------------------------------
that it will transfer all or substantially all of its assets and business to the Target at Closing. If any assets of Reliant are not transferred to Target, then the written approval of Buyer must be obtained with respect to any assets not being transferred. Reliant represents and covenants that it will not compete with Target or Buyer in any similar businesses after the Closing. Reliant further represents that none of the representations and warranties that it has made in its public filings with the SEC or in this Agreement, when read in its entirety, contain or will contain any untrue or misleading statement, or omit or will omit to state any material fact at the Effective Time, or omit or will omit any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made. Reliant further warrants that, with respect to its obligations herein, it is acting under majority shareholder consent.

     5.  Representations  and  Warranties of the Buyer. The Buyer represents and
         ----------------------------------------------
warrants to the Target that the statements contained in this Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 5), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 5.

     (a)  Organization.  The  Buyer  is  a public corporation that trades on the
          -------------
over-the-counter market and is duly organized, validly existing, and in good standing under the laws of the State of Florida. Each of the Buyer and its Subsidiaries is duly authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Buyer and its Subsidiaries taken as a whole. Each of the Buyer and its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Section 5(a) of the Disclosure Schedule lists the directors and officers of each of the Buyer and its Subsidiaries.

     (b)  Capitalization.  The authorized capital stock of the Buyer consists of
          ---------------
300 million common shares and 10 million shares of $0.001 par value preferred stock. Approximately 76 million common shares are currently issued and outstanding. Buyer has also reserved approximately 14,500,000 shares of common stock to officers, directors, employees and consultants of Buyer and its subsidiaries. Buyer also has additional non-plan options and other continent commitments to issue approximately 5,200,000 shares of common stock. All of the Buyer Shares to be issued pursuant to the Closing of this Agreement will be duly authorized and, upon Closing, will be validly issued, fully paid, and nonassessable.

     (c)  Authorization  of  Transaction. The Buyer has full power and authority
          -------------------------------
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions.

     (d)  Noncontravention.  Neither  the  execution  and  the  delivery of this
          -----------------
Agreement,  nor  the  consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of the charter or bylaws of the Buyer or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject other than in connection with the provisions of the Hart Scott Rodino Act, the Florida General Corporation Law, the Securities Exchange Act, the Securities Act, and the state securities laws, the Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (e)  Brokers'  Fees. The Buyer does not have any liability or obligation to
          ---------------
pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement, except for: (i) a finder's fee of 320,000 shares of Buyer's common stock payable to Imperial Holidays; and (ii) a finder's fee of 300,000 shares of Buyer's common stock payable to Franchise America. In no event shall the Target, its Subsidiaries or any of the Target
Stockholders be liable or obligated to pay any fees or commissions to any advisor, broker, finder, or agent with respect to the transactions contemplated by this Agreement arising from any liability or obligation of the Buyer with respect to same.

     (f)  Filings with the SEC. The Buyer has made all filings with the SEC that
          ---------------------
it has been required to make under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Each of the Public Reports has
                                ---------------
complied with the Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Buyer has delivered to the Target a correct and complete copy of each Public Report (together with all exhibits and schedules thereto and as amended to date).

     (g)  Financial  Statements.  The  Buyer has filed Quarterly Reports on Form
          ----------------------
10-QSB  for  the  fiscal  quarters  ended June 30, 2000 (the "Most Recent Fiscal
                                                              ------------------
Quarter  End"),  and  an  Annual Report on Form 10-KSB for the fiscal year ended
    ---------
December 31, 1999. The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the Buyer as of the indicated dates and the results of operations of the Buyer for the indicated periods.

     (h)  Events  Subsequent  to  Most Recent Fiscal Quarter End. Since the Most
          -------------------------------------------------------
Recent Fiscal Quarter End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects material adverse change in the financial condition of the Buyer and its Subsidiaries taken as a whole.

     (i)  No Undisclosed Liabilities.  Except (i) to the extent disclosed in the
          --------------------------
Public Reports and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice, the Buyer has not incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have, or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on the Buyer.

     (j)  Litigation.  Except  as  disclosed  to  the  contrary  in  the  Public
          ----------
Reports, there is no suit, claim, action, proceeding, review or investigation pending or, to the knowledge of the Buyer, threatened against or affecting the Buyer which, individually or in the aggregate, is reasonably likely to have a material adverse effect on the Buyer or would, or would be reasonably likely to, materially impair the ability of the Buyer to consummate the transaction contemplated by this Agreement.

     (k)  Compliance  with  Laws.  Except  as  disclosed  to the contrary in the
          ----------------------
Public Reports, the Buyer has complied with all laws, statutes, regulations, rules, ordinances and judgments, decrees, orders, writs and injunctions, of any court or governmental entity relating to any of the property owned, leased or used by them, or applicable to their business, including, but not limited to, equal employment opportunity, discrimination, occupational safety and health, environmental, insurance, regulatory, antitrust laws, ERISA and laws relating to taxes, except to the extent that any such non-compliance would not have a material adverse effect on the Buyer.

     (l)  No  Default.  The  business  of  the  Buyer  is not being conducted in
          -----------
default or violation of any term, condition or provision of (i) its certificate of incorporation or bylaws or similar organizational documents, or (ii) agreements to which the Buyer is a party, excluding from the foregoing clause
(iii) defaults or violations that would not have a material adverse effect on the Buyer and would not, or would not be reasonably likely to, materially impair the ability of the Buyer to consummate transactions contemplated by this Agreement.

     (m)     Certain  Securities  Matters.
             ----------------------------

     (i) The Buyer represents and warrants that (A) the Target Shares are being acquired by the Buyer for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof, and it is not participating and does not have a participation in any such distribution or the underwriting of any such distribution; (B) the Buyer has sufficient knowledge and experience in financial and business matters and is fully capable of evaluating the merits and risks of purchasing the Target Shares; and (C) the Buyer has not been solicited to acquire the Target Shares by means of general advertising or general solicitation.

(ii) The Buyer has been furnished with information about and allowed access to Target's business, books, records, files, and properties and properties and has had the opportunity to investigate Target's business and assets and to ask questions of and receive answers from Target sufficient to satisfy the Buyer that Target's business is reasonably as described by Target.

     (iii) Buyer understands that (A) the Target Shares are not registered under any applicable federal or state securities law in reliance upon certain exemptions thereunder, (B) the Target Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act and compliance with applicable state securities laws or the availability of an exemption therefrom; and (C) in the absence of registration under the Securities Act and compliance with applicable state securities laws or an exemption therefrom, the Target Shares must be held indefinitely. The Buyer acknowledges that the reliance of the Target upon such exemption from registration is predicated upon the foregoing representations.

     (iv)     Pending Acquisition.The Buyer has provided the Target Stockholders
              --------------------
with a copy of a Stock-for-Stock Acquisition Agreement dated June 13, 2000, among the Buyer, The Affinity Group, Inc, and the Stockholder of The Affinity Group, Inc., which agreement contemplates the issuance of 5 million Buyer Shares to the Stockholders of The Affinity Group, Inc.

     (n)     Market  Manipulation.  The  Buyer  has not, directly or indirectly,
             --------------------
taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of its common stock to facilitate the sale or resale of its common stock, in any case in violation of any federal or state securities laws.

     6.  Covenants. The Parties agree as follows with respect to the period from
         ----------
and  after  the  execution  of  this  Agreement.

     (a)  General.  Each  of the Parties will use its reasonable best efforts to
          --------
take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

     (b)  Notices and Consents. The Target will give any notices (and will cause
          ---------------------
each of its Subsidiaries to give any notices) to third parties, and will use its reasonable best efforts to obtain (and will cause each of its Subsidiaries to use its reasonable best efforts to obtain) any third party consents, that the Buyer reasonably may request in connection with the matters referred to in
Section  3(d)  above.

     (c)  Regulatory  Matters  and  Approvals. Each of the Parties will (and the
          ------------------------------------
Target will cause each of its Subsidiaries to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(d) and Section 5(d) above.

     (d)  Public Market for Buyer Shares. The Buyer will use its best efforts to
          -------------------------------
remain current in its periodic reports required to be filed with the SEC, so that the Buyer Shares (including without limitation, the Buyer Exchange Shares and underlying shares with respect to warrants and options to be issued pursuant to this Agreement) remain eligible for quotation on the National Association of Securities Dealer's Over the Counter Electronic Bulletin Board (the "OTC-BB").

     (e)  Operation  of  Business.  The  Target  will not (and will not cause or
          ------------------------
permit any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

          (i) none of the Target and its Subsidiaries will authorize or effect any change in its charter or bylaws, except with respect to the conversion of the Target from a limited liability company to a corporation as provided in
Section  3(b),  (c)  and  (d)  above.

          (ii) none of the Target and its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

          (iii) none of the Target and its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock, in either case outside the Ordinary Course of Business.

          (iv) none of the Target and its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

          (v) none of the Target and its Subsidiaries will impose any Security Interest upon any of its assets outside the Ordinary Course of Business;

          (vi) none of the Target and its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business; and

     (vii) none of the Target and its Subsidiaries will commit to any of the foregoing.

     (f)  Full  Access. The Target will (and will cause each of its Subsidiaries
          -------------
to) permit representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Target and its Subsidiaries, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of the Target and its Subsidiaries. The Buyer will treat and hold as such any Confidential Information it receives from any of the Target and its Subsidiaries in the course of the reviews contemplated by this section 6(f), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to the Target all tangible embodiments (and all copies) thereof which are in its possession.

     (g)  Notice  of Developments. Each Party will give prompt written notice to
          ------------------------
the other of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above. No disclosure by any Party pursuant to this Section 6(g), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     (h)  Interest  from  Others.  Prior to the satisfaction by the Buyer of the
          -----------------------
conditions to the Target's obligations to close this transaction, the Target, its Subsidiaries, and their directors and officers will remain free to participate in any discussions or negotiations regarding any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of any of the Target and its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange) and to furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing; provided, however, that the Target, its Subsidiaries and the Target
            -------------------
Stockholders shall not enter into any agreement with any Person other than the Buyer for the acquisition of the Target and/or its Subsidiaries or any part thereof unless such agreement is clearly designated as a "back-up contract," subordinated to this Agreement and to be activated only in the event that this Agreement is canceled without Closing by one or both Parties for failure to fulfill the conditions of Closing within the time allowed hereunder.

     (i)  Insurance  and  Release.
          ------------------------

          (i) The Buyer will provide each individual who served as a member, director or officer of the Target at any time prior to the Effective Time with liability insurance for a period of 48 months after the Effective Time no less favorable in coverage and amount than any applicable insurance in effect immediately prior to the Effective Time, unless the premium cost of such coverage is not available at all or is available only at a premium cost (after any applicable dividends) in excess of $25,000. If such coverage is only available at a premium cost in excess of $25,000 (after any applicable dividends), then the period of months after the Effective Time that such coverage is to be enforced shall be reduced, if possible, to a period of months for which the premium cost of such coverage is $25,000 (after any applicable dividends).

          (ii) During the term of the Employment Agreements with the Key Executives of the Target, the Buyer will observe any indemnification provisions now existing in the certificate of incorporation or bylaws of the Target and/or its Subsidiaries for the benefit of any Key Executive who served as a member, director or officer of the Target and/or its Subsidiaries at any time prior to the Effective Time.

          (iii) The Buyer will release and forever discharge each of the Target Stockholders who served as a director or officer of the Target at any time prior to the Effective Time from any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including all court costs and attorneys' fees and expenses, resulting from, arising out of, relating to, in the nature of, or caused by this Agreement or any of the transactions contemplated herein, except that the Buyer will not release any of the foregoing individuals from any of the foregoing to the extent that same also constitutes a breach of such individual's representations and warranties under Section 3.

     (j) Release of Target Stockholders' Personal Guarantees.  Prior to Closing,
         ----------------------------------------------------
Buyer shall secure the release of the Target Stockholders' personal guarantees of any and all liabilities of the Target and its Subsidiaries, such releases to be effective at the Effective Time. Personal guaranties of the Target Stockholders existing on or about the date of execution of this Agreement will be listed in Exhibit 6(k), and the Target Stockholders will provide a written "bring-down" of such personal guaranties on the Closing Date.

     (k)  Post-Closing  Covenants  of  the  Buyer.
          ----------------------------------------

          (i) After Closing, the Buyer shall use its best efforts to assist Reliant in filing a Registration Statement with the SEC and all other applicable authorities whereby Reliant would distribute the Buyer Shares it receives at Closing to Reliant's shareholders as a dividend; provided, however, that the Buyer shall not be responsible for any of the costs of said Registration Statement or the tax consequences of any such distribution by Reliant.

          (ii) The Buyer recognizes that the Target needs adequate financial resources to achieve its objectives, and agrees to work with Buyer's investment bankers and Target to develop budgets on an ongoing basis and to provide Target with up to $10,000,000.

          (iii) Upon Closing, Buyer shall fund to Target a loan in the amount of $800,000. Repayment of this loan shall be made on a non-interest bearing basis from the cash that is to be funded pursuant to Section 6(k)(iv), below.

          (iv) Upon effectiveness of a registration statement relating to a $125 million equity line of credit to be secured by Buyer, Buyer shall fund to Target the sum of $5,000,000 for the uses provided in the budget that has been provided and approved by the parties. Buyer shall use its commercially reasonable best efforts to cause such a registration statement to become effective as soon as practicable and to provide $2,500,000 of this funding to Target within thirty (30) days after the registration statement related to such equity line of credit becomes effective, and to provide the remaining $2,500,000 of this funding to Target within sixty (60) days after the registration statement becomes effective.

          (v) Each of the three executives of the Target will be treated fairly relative to the Buyer's other executives at the comparable level of employment with respect to salaries, benefits and stock options.

     (vi) Upon Closing, the Buyer's board of directors shall elect Kevin Harrington to the Buyer's board of directors.

     (vii) The Buyer shall not merge or liquidate or dispose of the Target during the first 6 months after the Closing.

     (viii) Buyer shall not change the board of directors of the Target as it existed immediately prior to the Closing Date during the first 36 months after the Closing without the prior written consent of the Target Stockholders.

7.  Conditions  to  Obligation  to  Close.
    --------------------------------------

     (a)  Conditions  to Obligation of the Buyer. The obligation of the Buyer to
          ---------------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i)  The  representations  and  warranties  set forth in Section 3 and
Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) The Target shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) Buyer's successful closing of its acquisition of The Affinity Group, Inc.

          (v) The Target and the Target Stockholders shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in 7(a)(i)-(iv) is satisfied in all respects;

     (vi) All actions to be taken by the Target in connection with consummation of the transactions contemplated in this Agreement and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer; and

     (vii) The Buyer shall be reasonably satisfied with the opinion expressed in the completed audit of Target by the Buyer's auditors at the Buyer's expense, that the results are not materially adversely at variance with the unaudited financial information provided to the Buyer by the Target and that the audit meets the requirements of Regulation S-X of the Securities Act and the Securities Exchange Act.

     (viii) Reliant shall simultaneously at Closing distribute substantially all of the assets comprising the business of Reliant to the Target as provided in this 4, and Reliant shall have obtained the approval of its shareholders for all transactions contemplated by this Agreement, in full compliance with Nevada Corporate Law and the rules and regulations of the Securities and Exchange Commission.

     The Buyer may waive any condition specified in this 7(a) if it executes a writing so stating at or prior to the Closing.

     (b) Conditions to Obligation of the Target. The obligation of the Target to
         ---------------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in 5 above shall be true and correct in all material respects at and as of the Closing Date;

     (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) the Buyer shall have delivered to the Target and the Target Stockholders a certificate to the effect that each of the conditions specified above in 7(b)(i)-(iii) is satisfied in all respects;

     v) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Target and the Target Stockholders.

     The Target may waive any condition specified in this 7(b) if it executes a writing so stating at or prior to the Closing.

     8.  Termination.
         ------------

     (a)  Specific  Performance  Subject  to  (b),  (c)  and  (d), below, Buyer,
          ---------------------
Target and Reliant each acknowledge and agree that the other parties other would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, and each of Buyer, Target and Reliant shall be entitled to enforce specifically this Agreement and the terms and provisions thereof in any action instituted, in addition to any other remedy to which they may be entitled, at law or in equity.

     (b)  Mutual  Consent  the  Parties  may  terminate this Agreement by mutual
          ---------------
written  consent  at  any  time  prior  to  the  Effective  Time.

     (c)  Buyer  Termination  the  Buyer  may terminate this Agreement by giving
          ------------------
written notice to the Target at any time prior to the Effective Time: (i) in the event the Target or the Target Stockholders has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Target of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before December 31, 2000, by reason of the failure of any condition precedent under Section 7(a) hereof (unless the failure results primarily from the Buyer breaching any representation, warranty, or covenant contained in this Agreement).

               (d)  Target  Termination  the Target may terminate this Agreement
                    -------------------
by  giving  written  notice to the Buyer at any time prior to the Effective Time
(i) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Target has notified the Buyer of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before December 31, 2000, by reason of the failure of any condition precedent under Section 7(b) hereof (unless the failure results primarily from the Target breaching any representation, warranty, or covenant contained in this Agreement).

     9.  Miscellaneous.
         --------------

     (a)  Employment  Agreements.  Contemporaneously  with the execution of this
          -----------------------
Agreement, Buyer has executed employment agreements with Kevin Harrington, Tim Harrington and Mel Arthur. Such agreements are attached hereto and shall become effective upon Closing.

     (b)  Survival.  The  representations  and  warranties  of  the Parties will
          ---------
survive the Effective Time for a period of two years. The covenants of the Parties shall survive the Effective Time for two years, unless a longer period is required by the terms of the particular covenant for it to be fully performed, in which case the covenant shall survive for such period plus 6 months.

     (c) Press Releases and Public Announcements. No Party shall issue any press
         ----------------------------------------
release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

     (d)  No  Third  Party  Beneficiaries.  This  Agreement shall not confer any
          --------------------------------
rights or remedies upon any Person other than the Parties and the Target Stockholders and their respective successors and permitted assigns; provided,
                                                                       ---------
however,  that  (i) the provisions in Section 2 above concerning issuance of the
  -----
Buyer Shares and certain other provisions concerning certain requirements for a tax-free reorganization are intended for the benefit of the Target Stockholders and (ii) the provisions in Section 6(i) above concerning insurance and release are intended for the benefit of the individuals specified therein and their respective legal representatives.

     (e)  Entire  Agreement. This Agreement (including the documents referred to
          ------------------
herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (f)  Succession  and  Assignment.  This Agreement shall be binding upon and
          ----------------------------
inure to the benefit of the Parties named herein and the Target Stockholders and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

     (g)  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
          -------------
counterparts,  each  of  which  shall  be  deemed  an  original but all of which
         --
together  will  constitute  one  and  the  same  instrument.

     (h) Headings. The section headings contained in this Agreement are inserted
         ---------
for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (i)  Notices.  All  notices,  requests,  demands,  claims,  and  other
          --------
communications  hereunder  will  be  in  writing  and  will  be  effective  when
         ---
hand-delivered or upon delivery if sent by commercial courier service such as Federal Express or Airborne or on the day of delivery or first attempted delivery if sent by first class, postage prepaid, certified United States mail, return receipt requested (whether or not the return receipt is subsequently received), and addressed by the sender:

If  to  the  Target:                         Copy  to:
--------------------                         ---------

Kevin  Harrington,  Chairman  and  CEO          Karl  E.  Rodriguez,  Esq.
2701  N.  Rocky  Point  Drive,  Suite 200       34700 Pacific Coast Hwy,
Tampa,  FL  33607                               Suite  303
                                                Dana  Point,  CA  92624

If  to  the  Buyer:                              Copy  to:

Robert  P.  Gordon                         Peter  Futro,  Esq.
Chairman  and  CEO                         Futro  &  Trauenernicht,  Inc.
TeleServices  Internet  Group  Inc.        1401 - 17th Street, 11th Floor
100  2nd  Avenue  South,  Suite  1000      Denver,  CO  80202
St.  Petersburg,  FL  33701

If  to  the  Target  Stockholders:
----------------------------------

At the address for each as set forth next to the name of each on the signature page hereof.

If  to  GSCI:                              Copy  to:
-------------                              ---------

GeneralSearch.com,  Inc.                    Raice  Paykin  Krieg  & Schrader LLP
33W480  Fabyan  Parkway,  Suite  105        185  Madison  Avenue
West  Chicago,  Illinois  60185             New  York,  NY  10016
Attn:  Jeffrey  Bruss                       Attn:  David  C.  Thomas,  Esq.

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient.

Regardless of the method of delivery, any written notice, request, demand, claim, or other communication actually received by a party hereto shall be effective on the date of receipt. Any party hereto, from time to time, may change his or her or its address to which notice is to be sent pursuant hereto by sending a notice of such change in conformity with the fore-going requirements to the other parties to the other parties to this Agreement.

     (j)  Governing  Law.  This  Agreement shall be governed by and construed in
          --------------
accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

     (k) Amendments and Waivers. The Parties may mutually amend any provision of
         -----------------------
this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that
                                                         -----------------
any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the Florida General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (l)  Severability.  Any term or provision of this Agreement that is invalid
          -------------
or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (m)  Expenses.  Each  of  the  Parties will bear its own costs and expenses
          ---------
(including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (n)  Construction. The Parties have participated jointly in the negotiation
          -------------
and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

     (o)  Incorporation  of  Exhibits  and Schedules. The Exhibits and Schedules
          -------------------------------------------
identified in this Agreement are incorporated herein by reference and made a part hereof.


(p)  Facsimile Signatures.  Execution and delivery of this Agreement by exchange
     --------------------
of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                        TELESERVICES INTERNET GROUP INC.



                             By:/s/Robert P. Gordon
                       Robert P. Gordon, Chairman and CEO



                             ASSEENONTVPC.COM, INC.



                             By:/s/Kevin Harrington
                       Kevin Harrington, Chairman and CEO



                         RELIANT INTERACTIVE MEDIA CORP.



                             By:/s/Kevin Harrington
                       Kevin Harrington, Chairman and CEO




                               TARGET STOCKHOLDERS


Reliant Interactive Media Corp.



By:/s/Kevin  Harrington
Kevin  Harrington,  Chairman  and  CEO
No:  of  Target  Shares  Owned:  7,448,821
Address:  2701  N.  Rocky  Point  Drive,  Suite  200
Tampa,  FL  33607

/s/Kevin  Harrington
Kevin  Harrington
No:  of  Target  Shares  Owned:  900,000
Address:  2701  N.  Rocky  Point  Drive,  Suite  200
Tampa,  FL  33607


/s/Tim  Harrington
Tim  Harrington
No:  of  Target  Shares  Owned:  900,000
Address:  2701  N.  Rocky  Point  Drive,  Suite  200
Tampa,  FL  33607



/s/Mel  Arthur
Mel  Arthur
No:  of  Target  Shares  Owned:  900,000
Address:  2701  N.  Rocky  Point  Drive,  Suite  200
Tampa,  FL  33607



/s/Karl  Rodriguez
Karl  Rodriguez
No:  of  Target  Shares  Owned:  300,000
Address:  34700  Pacific  Coast  Hwy,  Suite  303
Dana  Point,  CA  92624


                             GENERALSEARCH.COM, INC.





By:/s/Jeffrey  Bruss
Jeffrey  Bruss,  CEO

--------------------------------------------------------------------------------
                                     Annex B

                           DISSENTERS' RIGHTS STATUTE
--------------------------------------------------------------------------------

                        PROVISIONS FOR DISSENTERS' RIGHTS
                          UNDER NEVADA REVISED STATUTES

92A.380

RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES. -

1. Except as otherwise provided in NRS 92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of Plan of Reorganization to which the domestic corporation is a party:

(1) If approval by the stockholders is required for the Plan of Reorganization by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the Plan of Reorganization; or

(2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.400

LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER. -

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410

NOTIFICATION  OF  STOCKHOLDERS  REGARDING  RIGHT  OF  DISSENT.  -

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to asset dissenters' rights that the action was taken and send the dissenter's notice described in NRS 92A.430.

92A.420

PREREQUISITES  TO  DEMAND  FOR  PAYMENT  FOR  SHARES.  -

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

 (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

 (b)  Must  not  vote  his  shares  in  favor  of  the  proposed  action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

92A.430

DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS. -

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

 (e)  Be  accompanied  by  a  copy  of  NRS  92A.300  to  92A.500,  inclusive.

92A.440

DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDERS -

1.  A  stockholder  to  whom  a  dissenter's  notice  is  sent  must:

(a)  Demand  payment;

(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.


3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

92A.450

UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER. -

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460

PAYMENT  FOR  SHARES:  GENERAL  REQUIREMENTS.  -

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)  Of  the  county  where  the  corporation's registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the country where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The  payment  must  be  accompanied  by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c)  An  explanation  of  how  the  interest  was  calculated;

(d)  A  statement of the dissenter's rights to demand payment under NRS 92A.480;
and

(e)  A  copy  of  NRS  92A.300  to  92A.500,  inclusive.

92A.470

PAYMENT  FOR  SHARES:  SHARES  ACQUIRED  ON  OR  AFTER  DATE  OF  DISSENTER'S
NOTICE.  -

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

92A.480

DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE. -

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490

LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER. -

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the country where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the country where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500

LEGAL  PROCEEDING  TO  DETERMINE  FAIR  VALUE:  ASSESSMENT  OF COSTS AND FEES. -

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

--------------------------------------------------------------------------------
                                     Annex C

                         1999 ANNUAL REPORT FOR RELIANT
                                  ON FORM 10-KSB
--------------------------------------------------------------------------------

                                  FORM 10-K-SB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

[X]  ANNUAL  REPORT  PURSUANT  TO  SECTION  13
     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934)


                        Commission File Number:  0-26699



                         Reliant Interactive Media Corp.

                          formerly  Reliant Corporation



  Nevada                                                              87-0411941
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


2701  N.  Rocky  Point  Dr.,  Suite  200,  Tampa,  Florida                 33607
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (813)  282-1717


Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None


Securities  registered  pursuant  to  Section  12(g)  of  the Act:     6,310,271

Yes[x] No[] (Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

 []  (Indicate  by  check  mark  whether  if  disclosure  of  delinquent  filers
('229.405) is not and will not to the best of Registrant's knowledge be contained herein, in definitive proxy or information statements incorporated herein by reference or any amendment hereto.)

As  of  12/31/99

     the aggregate number of shares held by non-affiliates was approximately 5,948,170 shares.

     the number of shares outstanding of the Registrant's Common Stock was 6,310,271
     Exhibit  Index  is  found  on  page

                                     PART I

                                  INTRODUCTION

     This Report contains "forward-looking" statements regarding potential future events and developments affecting the business of the Company. Such statements relate to, among other things, (i) competition for customers for its products and services; (ii) the uncertainty of developing or obtaining rights to new products that will be accepted by the market and the timing of the introduction of new products into the market; (iii) the limited market life of the Company's products; and (iv) other statements about the Company or the direct response industry.

     The Company's ability to predict results or the effects of any pending events on the Company's operating results is inherently subject to various risks and uncertainties, including competition for products, customers and media access; the risks of doing business abroad; the uncertainty of developing or obtaining rights to new products that will be accepted by the market; the limited market life of the Company's products; and the effects of government regulations. See Management's Discussion and Analysis or Plan of Operation.

     Our 1934 Securities and Exchange Act Registration, on Form 10-SB-A4, is our initial public financial report filing with the Securities and Exchange Commission.


                        ITEM 1.  DESCRIPTION OF BUSINESS.


 (A) HISTORICAL INFORMATION. This Corporation Reliant Interactive Media Corp. (of Nevada) ("the Registrant")(also "We" "Us" and "Our") was first incorporated in Utah on July 30, 1984, as Reliant Corporation for the purpose of creating a vehicle to obtain capital and seek out, investigate and acquire interests in products and businesses with the potential for profit. On or about July 15, 1998 we acquired our present name, Reliant Interactive Media Corp. On or about March 18, 1999, we moved our place of incorporation from Utah to Nevada without other changes in its corporate organization.

     Our common stock has experienced two reverse-splits, each time, five shares becoming one share. The numbers we will use are those which give effect to both. See Item 4, of Part II, Recent Sales of Unregistered Securities for more information.

                                   BEFORE 1998

     In July of 1984, we issued 400,000 shares to the then officers and directors for cash, at $0.005 per share. In July of 1895, we became a public company by completing an offering of 2,000,000 shares of common stock, at $0.01, for $20,000.00, net of offering costs of $5,975, pursuant to Rule 504 of Regulation D. Our original operating business is somewhat different from its present business. In June of 1991 we purchased a one-half interest in certain physical fitness video tapes and a related production contract in exchange for 9,600,000 share of common stock. The video tape venture proved unsuccessful and was terminated in 1993. Then, we sought other potential profitable programs, in the same general industrial area, namely audio-visual marketing, and/or marketing of audio-visual products.

     We ceased business operations and had no significant revenues from business operations for the period beginning in early 1993 through December of 1998. We had some slight revenues in 1998, as a carry-over from business operations unrelated to our current business and products.

     In an effort to provide working capital, we engaged in certain limited offerings and/or private placements of its common stock, selling 300,000 shares at $0.10, and selling 1,960,000 for $196,000.00, in 1995. The result of these transactions was a total issued and outstanding 14,260,000, before giving effect to two successive reverse-splits. Giving effect to those two reverses, that amount is now recapitalized at 570,400, and is so identified in our financial statements.

                                      1998

     During the second quarter of 1998, we issued 11,848,000 shares (giving effect to the first 5 to 1 reverse) for the acquisition of both Kevin Harrington Enterprises, Inc., a Florida corporation ("Harrington Enterprises"), and Cigar Television Network ("Cigar TV"), a Florida corporation, both becoming wholly-owned subsidiaries, and changed our corporate name to Reliant Interactive Media Corp. These two acquisitions were related-party transactions, by which the Kevin Harrington and Tim Harrington, brothers, acquired control of his Registrant Corporation. For more information see Item 7 of this Part I, Certain Relationships and Related Transactions.

     These two acquisitions were as wholly-owned subsidiaries, and not by merger, such that all three corporations are surviving legal entities. The two Harrington companies acquired as (2) and (3) above were under common control when acquired. Giving effect to the second 5 to 1 reverse split, the 11,848,000 became 2,369,600.

     We also placed 570,400 shares for cash, at $1.56, and we issued 103,800 for services valued at $1.25 per share, in 1998.

                                      1999

     On or about February 23, 1999, we placed an additional 1,000,000 new investment shares of common stock to six highly sophisticated investors, for $330,000.00. These investors received certain special royalty rights in addition to their stock. These special royalty rights are described in Item 2 of this Part, Management's Discussion and Analysis.

     On March 23, 1999, certain actions were taken by a Majority of Shareholders, which action was ratified by all shareholders at a meeting called and held May 5, 1999:

     1) Approved and empowered the Board of Directors to effect the second reverse split of the issuer's common stock, every five shares to become one share;

     2) Approved an Agreement and Plan of Reorganization whereby the Company would acquire TPH Marketing, Inc., in a tax-free exchange, for the issuance of 1,500,000 [post-reverse] shares of the Company's common stock. The Shares have been issued to the two shareholders of TPH Marketing, Inc., Tim Harrington having received 800,000 shares, and Kevin Harrington having received 700,000 shares.

     3) Approved a Qualified Shareholder Option Plan for 24 months for 500,000 [post-reverse] shares at $2.50 to $7.50 per share, based on a formula and terms to be determined by the Board of Directors, for key employees, consultants and other key people;

     4) Approved the Issuance [post-reverse] to each of the following, based upon 100,000 shares for each $10,000,000.00 in gross revenues, received by the Company and determined in accordance with Regulation SX accounting standards; no more than 1/6 of the shares shall be vested in any 6 month period: up to 1,000,000 shares for Mel Arthur; up to 3,000,000 shares to Kevin Harrington; and up to 2,000,000 shares for Tim Harrington;

     5) Approved issuance of the following stock [post-reverse] for services in connection with financing obtained for the company within the next 24 months, for each of the following: Intrepid International S.A. and N&R Ltd. Group, Inc. as follows: 100,000 shares per $1,000,000.00 for up to $10,000,000.00 raised;
50,000  shares  per  $1,000,000.00 for the next $20,000.00 raised; 20,000 shares per $1,000,000.00 for over $30,000,000.00 raised. The number of "dollars raised" shall be the gross dollars received before payment of commissions, fees and other expenses directly connected to raising these funds.

     6) Approved the sale of corporate debentures for a total issuance of not less than $6,000,000 in denominations of $1,000 and bearing interest at the market rate, of 8% or less, due in 5 years from issuance. Debentures shall be convertible to shares of common stock of the company at a conversion rate of $7.50 per share.

     7) Confirmed, Elected and/or re-elected four directors, Kevin Harrington, Tim Harrington, Mel Arthur, and Karl Rodriguez, to serve until the next meeting of shareholders.

     In 1999, we placed 1,098,000 shares of common stock for cash at an average price of $0.86 per share; 43,700 shares for services, valued at $1.15 per share; 100,000 shares for services valued at $0.50 per share; 20,000 shares for investment in Tony Little Web site at $0.50; and 1,500,000 shares for acquisition of TPH Marketing Inc., valued at $0.50 per share. We issued 1 share as a technical adjustment for fractional shares, in connection with our most recent reverse split.

     About March 23, 1999, we acquired TPH Marketing, Inc., in a tax-free exchange, for the issuance of 1,500,000 [post-reverse] shares of the Company's common stock. The Shares have been issued to the two shareholders of TPH Marketing, Inc., Tim Harrington having received 800,000 shares, and Kevin Harrington having received 700,000 shares. The shares were valued at the most recent cash price of the stock which was $0.50 per share. There were no operations by TPH Marketing Inc., prior to the acquisition, the Company was mainly purchasing the services of the President and that is why the excess of the purchase price over the net book value of the TPH is being charged to operation expense, as compensation to those Officers. The business acquired in 1999, TPH Marketing, Inc., does not qualify as a "significant subsidiary" because it had no revenues or assets prior to acquisition. Shares issued for acquisition were issued pursuant to Rule 145, and Section 4(2) of the Securities Act of 1933.

     On or about April 1, 1999, the Issuer compensated Lifestyle Marketing with 40,000 shares of common stock, pursuant to Section 4(2) of the 1933 Act, for the acquisition of production services valued at $1.00 per share. On or about April 1, 1999, and before the effective changes to Rule 504, three highly sophisticated investors purchased 600,000 additional shares of common stock, for cash totalling $300,000. On or about April 28, 1999, 4,000 new investment shares of common stock were issued to Coffin Communications for public relations and investor services valued at $1.00 per share. On or about April 28, 1999, 1,000 new investment shares of common stock were issued to Buzz Nofal for Y2K infomercial services valued at $1.00 per share. On or about April 28, 1999, 500 new investment shares of common stock were issued for miscellaneous Y2K infomercial services valued at $1.00 per share. On December 9, we issued 25,000 restricted common shares to Bruce Dworsky, as additional compensation, and 100,000 restricted common shares, valued at $0.50 per share, to Member Services of America as consideration for customer referrals. On December 14, 1999, we issued 50,000 restricted common shares to Eddie Mishan for services rendered relating to the steam iron project.

     All  of  the  foregoing  "New  Investment  Shares"  were issued pursuant to
Section  4(2)  as  restricted  securities.

 (B) THE BUSINESS OF REGISTRANT AND ITS SUBSIDIARIES. We engage in the business of Electronic & Multi Media Retailing (print, radio, television and the internet). Reliant Interactive Media Corp. is engaged in direct response transactional television programming (known as "infomercials"), to market consumer products. Reliant, with its focus on global markets and products of global marketability, expects to bring its products into more than 370 million households in 70 countries worldwide, primarily through television and the Internet.

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
                                   BACKGROUND

     The infomercial industry was first developed in the United States after the FCC rescinded its limitations on advertising minutes per hour in 1984, thereby permitting 30-minute blocks of television advertising. In fact, Kevin Harrington, the Issuer's CEO produced his first infomercial in 1985, and then founded Quantum Marketing International, one of the pioneers in the international infomercial industry's development, commencing operations in 1988. The deregulation of the cable television industry and the resulting proliferation of cable channels increased the available media time and led to the growth of the United States infomercial industry. Producers of infomercials combined direct response marketing and retailing principles within a television talk show-type format and purchased media time from cable channels to air their infomercials. After an initial growth period, the industry consolidated through the end of the 1980's. At the same time, increased attention from the FTC and the federal and state consumer protection agencies led to greater regulation of the industry and to the development of the National Infomercial Marketing Association as a self-regulatory organization. By the early 1990's, infomercials and home shopping cable channels had become a more accepted forum for obtaining information about products and services and making purchases from home. As the infomercial industry has matured, the variety of products marketed through infomercials has steadily increased. Today, offerings as diverse as car care products and computers are marketed through infomercials.

                                INDUSTRY OVERVIEW

     The development of the international infomercial industry began in Western Europe following the initial industry development in the United States. Quantum Marketing International, which had been founded by Reliant's chairman, Kevin Harrington, was acquired by National Media in 1991. Following that acquisition, Kevin Harrington, who had owned 100% of Quantum International Marketing International, retained an insignificant amount of stock in the acquired entity. No affiliate of this Issuer has or maintained any relationship with Quantum Marketing International.

     The industry expanded throughout Europe and then into non-European markets through the early 1990's and continues to expand into other worldwide markets today. Whereas domestically, distribution of products through infomercials is viewed as an alternative to retail, mail order and other means of distribution, in many international markets distribution through traditional channels is not readily accessible to many consumers. As a result of these factors, the Company believes that it has an opportunity to be one of the primary distributors of innovative consumer products in the international marketplace.

     Prior to 1984, the maximum allowable minutes of television per hour was limited (16 minutes of commercial messages per hour) by the Federal Communications Commission ("FCC"), making the television infomercial an impossibility. In 1984, the FCC rescinded its limitations, permitting the sale of blocks of advertising and the television infomercial was born. Currently, the electronic retailing industry, which includes infomercials and short-form commercials, television shopping channels and multimedia marketing, has estimated annual sales of $8.6 billion. Management estimates that approximately thirteen million adults in the United States (about 6% of the adult population) bought at least at one item from a TV offer in 1997 versus in 1995, when approximately nine million bought merchandise. Many electronic retailers are now approaching cyberspace and the world of e-commerce as their next frontier. A U.S. Commerce Department study shows that 100 million consumers are now online. Internet traffic is doubling every 100 days. The "digital economy" is growing twice as fast the economy overall. 10 million Internet users made online purchases by the end of 1997, up from 4.7 million six months earlier.

                                COMPANY STRATEGY

     Reliant's goal is to be recognized as a worldwide leader in direct marketing. Through direct response transactional television programming and integrated consumer marketing techniques, the Company is pursuing a business strategy focusing on: (i) increasing the utilization of its global relationship,
(ii) developing and marketing innovative consumer products to develop its library of infomercial programs and (iii) engineering an efficient business model for the conduct of its worldwide direct response business. The Company is revving up its efforts to create a position as a worldwide leader in infomercial programming. Through its global contracts, and media access, the Company will have the ability to deliver infomercial programming and products to over 370 million households worldwide. The Company intends to continue to explore new ways to effectively utilize and leverage this worldwide distribution, reach and capability. In addition, the Company intends to aggressively utilize its assets such as its customer lists in order to realize the true value thereof.

                    DEVELOP AND MARKET INNOVATIVE PRODUCTS TO
                    DEVELOP A LIBRARY OF INFOMERCIAL PROGRAMS

     The Company continually seeks out innovative consumer products which it can market and distribute profitably. The Company has an in-house product development/marketing capability responsible for researching, developing and analyzing products and product ideas. The Company augments its product development activities through relationships with third party product developers, from time to time, whose products may appear to management to present profitable infomercial marketing potential. The Company may develop or acquire product lines, or may engage in marketing agreements for marketing of product lines owned by others. As a practical matter, the difference between acquired product lines, and marketing arrangements for products which may be owned by third persons is deemed to be technical, but otherwise not substantially different; in as much as, acquired products or acquired marketing rights are acquired, with royalty and other arrangements which may amount to the same essential financial impact upon costs, revenues and profitability See the unnumbered subtitle below "Current Products".

     We have 30 infomercial programs in our library. There are an additional 7 programs in various stages of development.

      While the Company incurs certain initial and ongoing costs in connection with adapting a product and infomercial for specific markets, the primary expenses are incurred when the product/infomercial is first developed for its initial target market. Thus, as the Company decides to introduce a product into additional markets, it can do so quickly, efficiently and relatively inexpensively. The Company believes that by further expanding its coverage into other parts of the world it will be able to further leverage its library of infomercial programs and associated products by extending the time period during which each product generates revenues and, therefore, the total worldwide revenues for a particular product. Management reports that the normal range of costs for a marketing program is $50,000.00 to $250,000.00, with the exceptional project rarely extending to as much as $500,000.00.


          ENGINEERING THE MOST EFFICIENT BUSINESS MODEL FOR THE COMPANY

     The Company continues to explore methods to better control each step in the development and life cycle of a product/infomercial and develop its expertise in, and refine its systems with regards to, product sourcing, in-bound telemarketing, production, order fulfillment and customer service. Reliant believes that its current competitive advantages of fully-integrated program production, sourcing, as well as the development of new marketing partners, provide it with a strong base from which it can lower its costs and engineer a business model which is the most efficient for a worldwide direct response business.

     The Company will utilize its executive managements' proven expertise in the direct response transactional television (DRTV) arena, known as infomercials, to market consumer products. By combining television's proven ability to drive product sales with the global informational and access capabilities of the Internet, the Company is a true multi-media marketing company. Print, radio and direct mail are the other key components of the Company's strategy. The mix of expenses and revenues for television to other media is heavily weighted to television, about 95%. Other media expenses are expected to exceed 5% of project advertising rarely, if ever.

     In 1998, this Issuer was a "Development Stage Company", as described in the Company's financial statements for the years so ended. During the three months ended June 30, 1999, revenues exceeded expenses; such that this formerly "Development Stage Company" is now considered by management to be an "Operating Company." The term "Development Stage Company" is a cautionary term used to refer to a company whose principal business activity is organization and capital formation in order to pursue or launch its business plan. While issues of capital augmentation may arise in the course of the affairs of an "Operating Company", by such term, the Issuer means that it has launched its business plan, and is now generating revenues which reasonably appear to be increasing. It is therefore expected that increasing revenues will fund continuing operations in substantial part, supplemented by normal commercial borrowing, such that capital formation or augmentation would be secondary considerations in relation to Issuer's ability to sustain itself as a going concern.

     The Company is a Corporate Member of the Association of Internet Professionals ("AIP"). AIP's web site can be found at www.association.org. The AIP is the premier professional association for internet professionals worldwide. AIP, founded in 1994, is the largest and fastest growing professional association in the industry. The Company is also a member of the Electronics Retailing Association, the trade association for the infomercial industry.

  The Company's initial focus will be to market consumer products through the infomercial vehicle. Reliant has chosen products that offer sales continuity, and Reliant endeavors to own the full product rights, the name, manufacturing and the product itself. The Company has full product rights for in excess of 50% of the products to which it has rights. The specific products and rights are disclosed in more detail in the following discussion. In product sales, television creates interest: a broader, multi-media approach ensures maximum profits. The Company plans to use its infomercial programming to develop a worldwide presence in e-commerce markets.

     Reliant will use segments of its TV infomercial programs to drive consumers to its web sites, www.lifestylesmall.com, www.cigarnow.com, www.rimc.com. Web site activities are presently operational. We are now displaying our web site address in all new infomercials produced, in an effort to attract users to the www.rimc.com site. There users will be able to order products via the Internet, and would also be exposed to our other products being offered. This concept is in its early implementation stage. We are just beginning to employ it, and for that reason, we have no results or statistical information to report or disclose other than the following.

 Revenues from web site activities were insignificant in 1999, and for that reason no statistical information was formulated for the limited period that web sites have been operational, other than provided in the following table. For year the 2000, we will have more detailed statistical information concerning web site sales of products as well as the information presented as follows:

             The Remainder of this Page is Intentionally left Blank

                     lifestylemall.com  cigar.com  rimc.com
------------------------------------------------------------
Users/6 months                  19,545      8,875    133,348
Average Users Daily                107         48        732
Hits/6 months                  187,086    120,005  1,404,238
Average Hits Daily               1,031        659      7,715
===================  =================  =========  =========


     The Cigar Television Network is a wholly-owned subsidiary of Reliant. This subsidiary has transferred its two primary business activities to us to operate. We are now responsible for the marketing and sales of a line of cigar lighters and the CigarNow.com web site. We are now selling a line of Cobee lighters/cigar cutters, including dual-flame and triple-flame lighters. CigarNow.com was our first web-based e-commerce venture and features over 550 premium cigars, plus accessories and upscale lifestyle products. CigarNow.com will also serve as the electronic cigar vendor on several high-profile, high-traffic partner sites.

     Reliant entered into a Web Site Purchase Agreement on May 26, 1999 to purchase from Tony Little the Tony Little Web Site. Tony Little is one of the most recognized fitness personalities on television and is often referred to as "America's Fitness Guru." This web site currently offers a variety of health-related products promoted by Tony Little. The Company is responsible for the operating expenses of the web site and will receive one-half of the net revenues. The consideration for the purchase was $10,000 and 100,000 shares of the Company's common stock to be issued subject to the exemption provided by section  4(2)  of  the  Securities  Act  of  1933.

                               PRODUCT DEVELOPMENT

     The Company's product development/marketing department is the most vital component of the Company. Kevin and Tim Harrington, along with Mel Arthur, actively participate on a daily basis in the ongoing effort to research and develop new products that may be suited for direct response television marketing and subsequent marketing through non-infomercial distribution channels. This group develops new product ideas from a variety of sources, including inventors, suppliers, trade shows, industry conferences, strategic alliances with manufacturing and consumer product companies and the Company's ongoing review of new developments within its targeted product categories. As a result of management's prominence in the infomercial and retail television industry, it also receives unsolicited new product proposals from independent third parties. During the evaluation phase of product development, the Company evaluates the suitability of the product for television demonstration and explanation as well as the anticipated perceived value of the product to consumers, determines whether an adequate and timely supply of the product can be obtained and analyzes whether the estimated profitability of the product satisfies the Company's criteria.

     The Company is devoting attention to the development and products specifically targeted at markets outside of North America. The Company will review its infomercial inventory on an ongoing basis to select those products which it believes will be successful in Europe and/or Asia and/or its other international markets. When a product which was initially sold domestically is selected for international distribution, the infomercial is dubbed and product literature is created in the appropriate foreign languages. In addition, a review of the product's and the infomercial's compliance with the local laws is completed. The Company's licensed distributor then begins airing the infomercial internationally. The Company also airs shows and distributes products of other independent domestic infomercial companies. 2% of expenses are targeted for foreign markets. Presently revenues from foreign markets are 1% of total revenues. It should be anticipated, in the opinion of management, that in the future, 5% of expenses for foreign markets will ripen into 10% of revenues. The reasoning upon which this expectation is based is that once the United States marketing has been put in place, the only significant additional expense, for foreign distribution would be dubbing into the appropriate foreign language.

     The Company obtains the rights to new products created by third parties through various licensing arrangements generally involving royalties related to sales of the product. The amount of the royalty is negotiated and generally depends upon the level of involvement of the third party in the development and marketing of the product. The Company generally pays the smallest royalty to a third party that only provides a product concept. A somewhat higher royalty to a third party that has fully developed and manufactured a product. The Company also obtains the rights to sell products which have already been developed, manufactured and marketed through infomercials produced by other companies. In such cases, the Company generally pays a higher royalty rate to the third party because of the relatively small amount of the Company's resources required to develop the product. The Company generally seeks exclusive worldwide rights to all products in all means of distribution. In some cases, the Company does not obtain all marketing and distribution rights, but seeks to receive a royalty on sales made by the licensor pursuant to the rights retained by the licensor.

                   INFOMERCIAL DEVELOPMENT AND TEST MARKETING

     Once the Company decides to bring a product to market, it arranges for the production of a 30-minute infomercial that will provide in-depth demonstrations and explanations of the product. The Company attempts to present a product in an entertaining and informative manner utilizing a variety of program formats. The Company's infomercials are currently produced in-house by contracting with established independent experienced producers who work under Reliant's direction. The cost of producing an infomercial generally ranges from $25,000 to $350,000. In addition, producers, hosts and spokespersons generally receive fees based upon sales of the products.

     Following completion of the production of an infomercial, the program is then tested in the United States in specific time slots on both national cable networks and targeted broadcast stations. If a show achieves acceptable results in the market tests, it is generally aired on a rapidly increasing schedule on cable networks and broadcast channels. During this initial phase, the Company may modify the creative presentation of the infomercial and/or the retail pricing, depending upon viewer response. After the initial marketing phase, the Company may adjust the frequency of a program's airing to achieve a schedule of programs that it believes maximizes the profitability of all of the Company's products being marketed through infomercial programming at a given time.

                                  MEDIA ACCESS

     An important part of the Company's ability to successfully market products is its access to media time. The Company's infomercial programming will be available through licensed distributors to more than 370 million households in 70 countries worldwide, including Argentina, Australia, Austria, Belarus, the Benelux countries, Brazil, China, Denmark, Ecuador, most Eastern European countries, Finland, France, Germany, Greece, Ireland, Italy, Japan, Mexico, most Middle Eastern countries, New Zealand, Norway, Peru, Portugal, Russia, Spain, most South American countries, Sweden, Switzerland, Taiwan, Turkey, Ukraine and the United Kingdom.

     Internationally, the Company's infomercials are aired on one or more of three technologies by its licensed distributors: (i) satellite transmission direct to home with satellite reception dishes; (ii) cable operators who retransmit satellite broadcasts to cable-ready homes and (iii) terrestrial broadcast television.

      Domestically, the Company purchases most of its cable television time directly from cable networks and their respective media representatives. In addition to domestic air time purchased on cable networks, the Company also purchases broadcast television time from network affiliates and independent stations. Broadcast television time segments are purchased primarily in 30-minute spots. The Company believes that there is currently more than an adequate supply of broadcast television time available from these sources in the United States to satisfy the Company's needs. The Company is dependent on having access to media time to televise its infomercials on cable networks, satellite networks, network affiliates and local stations.

                           SOURCING AND MANUFACTURING

     The Company intends to develop sources in the United States and several countries in Europe and Asia to manufacture products sold through its infomercials if it deems it to be economically advantageous. There are no commitments or established relationships in place at this time.

     In general, before the Company takes any sizable inventory position in a product, the Company test markets the product. The Company would then purchase additional inventory for roll-out of the product. The skill of management is extremely important in the area of building inventory to anticipate sales. This is more important in direct response marketing than in elsewhere, for the reason that delivery time is critical to customer acceptance, and further by virtue of the dependance on credit card payment, for charges cannot attach until the product is shipped out of the fulfillment house. The process begins with a Asmall test@. The amount of initial inventory will vary based upon the management's best projections of the quality and appeal of the product, the sales price of the product, and the delivery time projected for the product. A normal small test will involve the investment of about $30,000.00 dollars in initial inventory. Although there can never be any guaranty of resulting demand, management's experience is that about half, and sometimes more, of the initial inventory will be sold, even if the program is not deemed successful. Skillful management should not allow the accumulation of excessive inventory. Management's general policy is to build inventory of a successful product against one month's anticipated sales, on the basis of continuing evaluation of current sales and known trends, by which every successful marketing program and product have a cycle of increasing demand, eventually peak, and ultimately decline to marginal significance. A typical product/marketing cycle, in any given market may range from three months to six months, but every program and product is unique, and its marketing cycle may exceed or fail to match normative expectations.

                             IN-BOUND TELEMARKETING

     The Company strives to create a problem-free fulfillment process for its customers. This process consists of in-bound telemarketing, order fulfillment and customer service. The first step in this process is the order-taking function known as in-bound telemarketing. Customers may order products marketed through infomercials during or after the infomercial by calling a telephone number (toll-free in the United States), which is shown periodically on the television screen during the broadcast.

     The Company anticipates normal subcontracting of its telemarketing function to one of various third parties that provide this service for a fee-based principally on the number of telephone calls answered. In all instances domestically, in-bound telemarketers electronically transmit orders to the Company's order fulfillment contractors where the product is packaged and shipped. In certain cases, at the time of purchase, the in-bound telemarketers also promote, cross-sell and upsell complementary and/or additional products relating to the product for which the inquiry is received. Such sales efforts are orchestrated by the Company's marketing personnel who script the sales approaches of the telemarketing personnel. Currently, the Company has no international subcontractor. Domestically, the Company's telemarketing subcontractor is West Telemarketing, 9910 Maple Street, Omaha NE 68134; and also Aftermarket Company, 5260 West Phelts, Suite 8B, Glendale AZ 85306, for computer sales only.

     The majority of customer payments in the United States are made by credit cards over the telephone with the remainder paid by check.

                                ORDER FULFILLMENT

     The Company anticipates contracting with one or more fulfillment centers. Activities at these facilities include receiving merchandise from manufacturers, inspecting merchandise for damages or defects, storing and assembling product for later delivery, packaging and shipping of products and processing of customer returns. They primarily use bulk shippers to deliver products to customers in the United States. In certain instances, the manufacturer of the product ships orders directly to the customer. Each customer is charged a shopping handling fee, which varies among products. Currently, the Company's fulfillment centers are BWL Distributors, and Reliant Fulfillment, both at 17250 Dallas Parkway, Dallas TX 75248. There is no other relationship between this Issuer and its fulfillment center, and the similarity of name is purely co-incidental. Management reports that Reliant Fulfillment has conducted business by that name before the first contacts between it and this Issuer.

                                CUSTOMER SERVICE

     An important aspect of the Company's marketing strategy is to maintain and improve the quality of customer service and to respond to customer inquires, provide product information to customers and process product returns. The average rate of return, of 8% to 15%, has been consistent in the experience of the Issuer, and in the previous experience of its management in association with other direct response companies in the past. Customer service is provided on a contract basis through third parties who operations are monitored by the Company. The Company generally offers an unconditional 30-day money back return policy to purchasers of any of its products. In addition, products are generally covered by warranties offered by the manufacturer for defective products. The terms of such warranties vary depending upon the product and the manufacturer. The Company believes that its return rates will be within the customary range for direct marketing businesses.

                            NON-INFOMERCIAL MARKETING

     Based on the success of certain of its products in traditional retail markets and the evolution of its business, the Company believes that its transactional television programming is effective in building consumer awareness of its products, as well as positioning the Company to act as the media marketing partner for manufacturers of consumer products. The Company's attempting to capitalize on its ability to create product awareness and its ability to act as a media marketing partner to extend the sales life of its products by shifting products from traditional infomercial programming to non-infomercial marketing channels such as retail distribution, catalogs, direct mail, direct response print ads, television home shopping programs, credit card statement inserts and other channels resulting from the development of strategic partnerships. The Company believes that established manufacturers are increasingly regarding infomercials as a desirable vehicle to showcase their products to create and build brand awareness and generate follow-up product sales through traditional retail outlets.

     The Company intends to pursue expansion of its retail operations in order to capitalize on the consumer brand-awareness created by the Company's infomercials and reinforced by the "As Seen On TV" in-store signage. The Company believes that the product exposure created by the Company's transactional television programming enables the Company and its partners to utilize traditional retail distribution channels without incurring any of the additional advertisement costs that other consumer product companies may incur. In this manner, the Company believes that it will be able to market products to consumers who view its programming, but do not traditionally purchase products through direct response marketing.

                                CURRENT PRODUCTS

     The Company markets consumer products in a wide variety of categories, i.e.: health fitness, beauty, weight loss, business opportunities, household appliances, etc. The Company will be dependent, in significant part, upon its ability to develop or obtain rights to new products to supplement and replace existing products as they mature through their product life cycles. The Company's expansion into international markets reduces somewhat its dependency on new shows by lengthening the potential duration of the life cycle of programs that will comprise the Company's infomercial library. Historically, the majority of the industry's products generate their most significant domestic revenues in the first 6 months following initial airing of the product's infomercial. Internationally, however, products typically generate revenues more evenly over a longer period. The Company has not had enough operating history to determine if it is following the historical trends of its industry. We have 30 infomercial programs in our library. There are an additional 7 programs in various stages of development.

     The Company enters into agreements for the sale of a number of products. If the products are successfully tested and deemed to have sufficient commercial marketability, they are then "rolled-out" in a Nation-wide media effort. The following products have been rolled-out:

     PURE PROTEIN BAR. The Company has an International Marketing and Distribution Agreement with Worldwide Sports Nutrition, Inc. for television sales only of the high protein, low carbohydrate, low fat Pure Protein Bar. The program will be rolled-out on November 15, 1999.

     BIOFLEX THERAPEUTIC MAGNET PRODUCT LINE. The Company has an International Marketing and Distribution Agreement with BWL Distributors, Ltd. to market the Sobakawa BIOflex therapeutic magnet product line through direct response infomercials. Sobakawa Magnetic insoles are ultra thin, cushioned insoles containing the patented Bioflex Magnets. These specific insoles have a moisture resistant feature intended to prevent germs and odors. The roll-out date of this product was February 27, 1999. Sales of this product currently account for 43% of the revenues of the Company. The Company does not have full product rights.

     TRASH OR TREASURE. The Company has a contract with Dr. Tony Hyman for his Trash or Treasure program that shows how money can be earned from items that are often considered as "trash". Through this informative and educational program, Dr. Hyman shows others how to find the items collectors are scouring the country to find: salt & pepper shakers, thimbles, maps, and toys, just to name a few. Many of these items are sitting in garages, buried in attics or sold at flea markets for next to nothing! The book includes over 2,200 product categories and the names, addresses, phone numbers, and e-mail addresses of over 1,200 buyers that will purchase these items. The rollout date of this product was January 30, 1999. Sales of this product currently accounts for 29% of the revenues of the Company. The Company does not have full product rights.

     PEST OFFENSE. Pest Offense is a safe, effective way to control pests around your home or business without the use of any dangerous chemicals or pesticides. This environmentally safe device plugs into a wall a creates an intermittent signal in the wiring that drive pests out. It will not affect electrical equipment, has no smell or fumes, cover 2,500 square feet, and is safe for all household pets. This product was rolled out on May 1, 1999 and accounts for 15% of the Company's revenues. The Company has full product rights.

     WONDER STEAMER. The Company has a talent agreement with Sandy Bradley to promote a light-weight steam iron for pressing clothes while they hang, or it steams and presses like a flat iron. Steams in less than one minute and is designed to not burn, scorch, melt, or shine the clothes. The Wonder Steamer is lightweight, easy for travel and safe for use on delicate fabrics. The product was rolled out on June 26, 1999 and represents 4% of the revenues of the Company. The Company has full product rights.

     ENDURO BITS. Enduro Bits utilize a high-tech metallurgical fusion comprised of a combination of carbide, titanium, and carbon, making it practically indestructible. The Enduro Bit cuts wood, steel, aluminum, glass, plastic, ceramic tile, and even granite without having to change a bit. This product was rolled out on September 11 1999, and has generated insignificant income at this time. The Company does not have full product rights.

     SYSTEM MAX COMPUTERS. The Company has full product rights for the sale of the 500mz System Max computer system with monitor, printer, and an assortment of popular software titles. An Infomercial aired at the end of the 3rd quarter of 1999, generated orders for in excess of $1,000,000.00; but these revenues have not been realized yet due to shipping delays attributed to the manufacturer's having been affected by the recent earthquakes in Taiwan. The Product is now being shipped and the Company expects to fulfill these orders. Management believes that future computer sales from infomercials and the internet may account for a significant percentage of its revenues in the near future.

     ETERNAL ENERGY PRODUCTS. The Company has an International Marketing and Distribution Agreement with Golden Pride, Inc., which manufactures a proprietary line of vitamin and energy supplement products. The Agreement provides for television rights only for selling a starter kit of various products and inviting viewers to join "Tony Little's Eternal Energy" multi-level marketing program. The show will be run monthly, and at this time Revenues from this program are not material.

                              GOVERNMENT REGULATION

     Various aspects of the Company's business are subject to regulation and ongoing review by a variety of federal, state, and local agencies, including the FTC, the United States Post Office, the CPSC, the FCC, FDA, various States' Attorneys General and other state and local consumer protection and health agencies. The statutes, rules and regulations applicable to the Company's operations, and to various products marketed by it, are numerous, complex and subject to change.

     The Company collects and remits sales tax in the states in which it has a physical presence. The Company is prepared to collect sales taxes for other states, if laws are passed requiring such collection. The Company does not believe that a change in the tax laws requiring the collecting of sales tax will have a material adverse effect on the Company's financial condition or results of operations.


                       COMPETITIVE BUSINESS CONDITIONS AND
                    OUR COMPETITIVE POSITION IN THE INDUSTRY.

     Competition in the Electronic Retailing Industry is intense and may be expected to intensify. There are other, larger and well-established electronic retailers, with whom this company must compete. The Company competes directly with several companies which generate sales from infomercials. The Company also competes with a large number of consumer product companies and retailers which have substantially greater financial, marketing and other resources than the Company, some of which have recently commenced, or indicated their intent to conduct, direct response marketing. The Company also competes with companies that make imitations of the Company's products at substantially lower prices. Products similar to the Company's products may be sold in department stores, pharmacies, general merchandise stores and through magazines, newspapers, direct mail advertising and catalogs. It is management's opinion that all of its major competitors are better and longer established, better financed and with enhanced borrowing credit based on historical operations, and enjoy substantially higher revenues than the Issuer does currently. As a new entrant into this marketing industry, the Issuer relies on the skill, experience and innovative discernment of management in the hope that superior judgment will provide its only competitive advantage. This Company's major competitors are now listed: Thane International, Inc.; Fitness Quest, Inc.; Telebrands Advertising Corporation; Media Group Incorporated; e4L, Inc.; Guthy Renker Corp.; Media Enterprises, Inc.

 (C)  FINANCING  PLANS.   For  more  information,  please see Item 6 of Part II,
Management's  Discussion  and  Analysis.

 (D) GOVERNMENT REGULATION. There are no issues of government regulation unique to this Registrant or its business.

 (E) COMPETITION. Our business is a highly competitive field. Many competitors, some older and better capitalized firms engage in our business. Market share in our business fluctuates constantly. No one has or can claim any stable market share.

 (F)  PLANNED  ACQUISITIONS.  There  are  no  planned  acquisitions.

 (G)  EMPLOYEES.  See  Item  2,  following.


                        ITEM 2.  DESCRIPTION OF PROPERTY.

     Our principal offices and rent are described in Item 3 of this Part. are located at 2701 N. Rocky Point Drive, Suite 200, Tampa, Florida, 33607
Telephone: (813) 282-1717 Facsimile: (813) 282-0045. The Company currently leases approximately four thousand (4,000) square feet of office space pursuant to a year lease for its Clearwater, Florida, principal executive offices. The lease, which commenced in 1999, provides for monthly rent of $6,750.42 or annual rent payments of $81,005.04. The facility encompasses 25 separate offices and a board room. We have 7 full-time employees and 3 contract employees, i.e. producers, technical and artistic talent. None of the Company's employees are covered by collective bargaining agreements and management considers relations with its employees to be good.

     We had leased initially approximately four thousand (4,000) square feet of office space pursuant to a year lease for our Clearwater, Florida, principal executive offices. The lease, which commenced in 1999, provided for monthly rent of $6,750.42, or annual rent payments of $81,005.04 The facility encompassed 25 separate offices and a board room. Some additional space was later taken at a monthly rent of $16,400.00, which annualized to $196,800.00. We have entered into a new lease for Suite 200, Island Center, 2701 N. Rocky Point Drive, Tampa Florida 33607, dated January 13, 2000, and commenced February 25, 2000. The premises leased constitutes 5,923 square feet on the second floor, and an additional 1,080 square feet of unallocated space in the building. We estimate that rent expenses will be about $40,000 per quarter, for the next year and increase approximately 4% per year over the five year term of the lease, net of subleases, and will continue to decrease as a percentage of sales.


                           ITEM 3.  LEGAL PROCEEDINGS.

     There are no proceedings, legal, enforcement or administrative, pending, threatened or anticipated involving or affecting this Issuer, except as disclosed herein. The Registrant has been named as a defendant in California state court action seeking damages for rent based upon an oral lease/agreement. Management has cross-complained against certain third parties believed to be responsible. Management intends to defend this action vigorously and does not consider this action to be meritorious, as against it, or a significant financial exposure to it in any case.

          ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

             The Remainder of this Page is Intentionally left Blank

                                     PART II


           ITEM 5.  MARKET FOR COMMON EQUITY AND STOCKHOLDER MATTERS.



 (A) MARKET INFORMATION. The Company, has one class of securities, Common Voting Equity Shares ("Common Stock"). The Company's Securities may be quoted in the over-the-counter market on the OTCBB, but there is a young, sporadic and potentially volatile trading market for them. Quotations for, and transactions in the Securities, and transactions are capable of rapid fluctuations, resulting from the influence of supply and demand on relatively thin volume. There may be buyers at a time when there are no sellers, and sellers when there are no buyers, resulting in significant variations of bid and ask quotations by market-making dealers, attempting to adjust changes in demand and supply. A young market is also particularly vulnerable to short selling, sell orders by persons owning no shares of stock, but intending to drive down the market price so as to purchase the shares to be delivered at a price below the price at which the shares were sold short. There was no substantial market activity before December 1998. Based upon standard reporting sources, the following information is provided:

period    high bid  low bid  period        high bid  low bid
------------------------------------------------------------
1st 1998      0.44     0.22     1st 1999       1.69     0.72
2nd 1998      0.56     0.19  2nd 1999 (1)     10.00     5.50
3rd 1998      1.75     0.63  3rd 1999 (1)      7.50     2.00
4th 1998      1.68     0.60     4th 1999      5.875     2.75
========  ========  =======  ============  ========  =======


(1) These last two figures have been adjusted, for comparative purposes, as if the most recent 5 to 1 Reverse had not taken place.

     The foregoing price information is based upon inter-dealer prices without retail mark-up, mark-down or commissions and may not reflect actual transactions.

 (B)  HOLDERS.  128

 (C) DIVIDENDS. No dividends have been paid by the Company on its Common Stock or other Stock and no such payment is anticipated in the foreseeable future.


 (D)  SALES  OF  UNREGISTERED  COMMON  STOCK  1999.

     In January of 1999, the company issued 236,000 shares of common stock for cash and services as follows: Fortune Marketing, 105,000 shares, for public relations services; Michael Barclay, 100,000 shares for consulting services; Coffin Communications, 20,000 shares, for consulting services; Tony Hyman, 5,000 shares, for talent services; and David Gray, 100,000 shares, for $25,000.00 cash. The issuances for services were valued at $1.00 per share. Mr. Gray is a sophisticated investors with pre-existing relationships with the Company, having access, by virtue of those relationships to the kind of information which registration would have provided.

     On or about February 23, 1999, the Company received $330,000.00, from six highly sophisticated investors, specifically targeted to infomercial production. In consideration of this investment, the investors received an aggregate of 1,000,000 shares of restricted common stock of the Company. In addition, addition to acquiring those shares, the investors will receive certain special royalties described in Management's Discussion and Analysis. The circumstances of the special investment are described as follows. Kevin Harrington, the President of this Registrant, knowing of the Registrant's need for funds approached the former President, Kent Rainey, as one somewhat familiar with the Registrant Company, to provide information about the Registrants current plan and operations, and to solicit his interest in interesting a small group of investors to help out. The other five investors were introduced by Kent Rainey. Three of the investors were already non-affiliate shareholders of the Registrant. The Registrant is aware of no facts to suggest that these investors are affiliates of each other in any material way, other than as mentioned.

     The Company made an agreement in April with Oasis Entertainment's Fourth Movie Project, Inc. (a related party transaction) to provide funding in the amount of $250,000.00 for use in the production of three additional infomercials. Oasis is to receive 250,000 shares of common stock upon completion of the funding in April, plus a royalty of 2% of the adjusted gross revenues derived on all products designated in the agreement until Oasis has been paid $625,000.00, and thereafter 1% thereof in perpetuity. This transaction is deemed to be a related party for the reason that, and only for the reason that, Karl Rodriguez is the fourth Director of this registering Company and is also Secretary and a Director of Oasis Entertainment's Fourth Movie Project, Inc. The right to receive these shares has vested, these shares have not been issued as of this date.

     On or about February 18, 1999, the Issuer compensated Concept TV Productions with 15,000 shares of common stock, pursuant to '4(2) of the 1933 Act, for production services valued at $1.00 per share.

     On or about March 10, 1999, Earl Greenberg, a sophisticated investor and the president of the Electronics Retailers Association, a trade group for infomercial companies, purchased 100,000 new investment shares of common stock, pursuant to '4(2) of the 1933 Act, for $25,000.00. Kevin Harrington having been associated with that association, the purchaser had a pre-existing relationship with the Company, and had access, by virtue of that relationship to the kind of information which registration would have provided.

     On or about March 10, 1999, Lee Robinson, a sophisticated investor and the owner of Robinson Realty of Cincinnati, Ohio, as a personal friend of Kevin Harrington, purchased 40,000 new investment shares of common stock, pursuant to '4(2) of the 1933 Act, for $25,000.00. The purchaser had a pre-existing relationship with the Company, and had access, by virtue of that relationship to the kind of information which registration would have provided.

     About March 23, 1999, we acquired TPH Marketing, Inc., in a tax-free exchange, for the issuance of 1,500,000 [post-reverse] shares of the Company's common stock. The Shares have been issued to the two shareholders of TPH Marketing, Inc., Tim Harrington having received 800,000 shares, and Kevin Harrington having received 700,000 shares. The shares were valued at the most recent cash price of the stock which was $0.50 per share. There were no operations by TPH Marketing Inc., prior to the acquisition, the Company was mainly purchasing the services of the President and that is why the excess of the purchase price over the net book value of the TPH is being charged to operation expense. The business acquired in 1999, TPH Marketing, Inc., does not qualify as a Asignificant subsidiary@ because it had no revenues or assets prior to acquisition. Shares issued for acquisition were issued pursuant to Rule 145, and '4(2) of the Securities Act of 1933; however we have since determined to treat the issuance of these shares as compensation to our officers.

     On or about April 1, 1999, the Issuer compensated Lifestyle Marketing with 40,000 shares of common stock, pursuant to Section 4(2) of the 1933 Act, for the acquisition of production services valued at $1.00 per share.

     On or about April 1, 1999, and before the effective changes to Rule 504, three highly sophisticated investors purchased 600,000 additional shares of common stock, for cash totalling $300,000. These investors had pre-existing relationships with the Company, and had access, by virtue of those relationships to the kind of information which registration would have provided.

     On or about April 28, 1999, 4,000 new investment shares of common stock were issued to Coffin Communications for public relations and investor services valued at $1.00 per share.

     On or about April 28, 1999, 1,000 new investment shares of common stock were issued to Buzz Nofal for Y2K infomercial services valued at $1.00 per share.

     On or about April 28, 1999, 500 new investment shares of common stock were issued for miscellaneous Y2K infomercial services valued at $1.00 per share.

     On December 9, 1999, we issued 25,000 restricted common shares to Bruce Dworsky, an employee, as additional compensation.

     Also on December 9, 1999, we issued 100,000 restricted common shares, valued at $0.50 per share, to Member Services of America as consideration for a referral program to its discount buyer's club for the referrals of our customers made to the buyer's club. We generated revenues of $1,000,000 by reason of these referrals.

     On December 14, 1999, we issued 50,000 restricted common shares to Eddie Mishan for services rendered relating to the steam iron project.

     All  of  the  foregoing  "New  Investment  Shares"  were issued pursuant to
Section  4(2)  as  restricted  securities.

       ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A)  PLAN  OF  OPERATION  FOR  THE  NEXT  TWELVE  MONTHS.

     CASH  REQUIREMENTS  AND  OF  NEED  FOR  ADDITIONAL  FUNDS.

     We are "a development stage Company" and have only limited capital resources. While revenues are increasing significantly, it is necessary for the Company to seek additional capital over time to optimize the accomplishment of its business plan. The following disclosure treats our interim funding for the year now past, and our plans and arrangements for future funding.

     On or about February 23, 1999, the Company received $330,000.00 for the sale of 1,000,000 new investment shares of common stock (before the second reverse split) from six highly sophisticated investors. For information about these investors, please refer to Item 4 of Part II, Recent Sales of Unregistered Securities. This special investment program was specifically targeted to infomercial production, by means of a special royalty arrangement with the investors: the investors will receive an aggregate of 5% of the gross revenues (as defined by agreement) from sales generated by four specified infomercials produced, until 120% of the investment has been returned to the investors. Thereafter, the percentage received by these investors will be reduced to an aggregate of 4%. The price was arrived at in arms-length negotiations in the context of the entire transaction. The Company expects to value the 1,000,000 shares at the investment price of $330,000.00 and to treat royalty payments to investors as expenses, in the same manner as if royalty payments were not connected with the purchase of shares.

     These 1,000,000 shares are included in the earnings per share analysis, found in the financial statements of this Registrant.

     About March 23, 1999, we acquired TPH Marketing, Inc., in a tax-free exchange, for the issuance of 1,500,000 [post-reverse] shares of the Company's common stock. The Shares have been issued to the two shareholders of TPH Marketing, Inc., Tim Harrington having received 800,000 shares, and Kevin Harrington having received 700,000 shares. The shares were valued at the most recent cash price of the stock which was $0.50 per share. The business acquired in 1999, TPH Marketing, Inc., does not qualify as a "significant subsidiary" because it had no revenues or assets prior to acquisition. There were no operations by TPH Marketing Inc., prior to the acquisition, the Company was mainly purchasing the services of the President. For that reason, the excess of the purchase price over the net book value of the TPH is being charged to operation expense, as compensation to those Officers. This was an extraordinary charge against income is not a recurring or normal expense.

     On or about March 24, 1999, the Company made an agreement with Oasis Entertainment's Fourth Movie Project, Inc. (a related party transaction) to provide funding in the amount of $250,000.00 for use specifically in the production of three additional infomercials. Oasis received 250,000 shares (after the second reverse-split) of common stock upon completion of the funding in April, plus a royalty of 2% of the adjusted gross revenues derived on all products designated in the agreement until Oasis has been paid $625,000.00, and thereafter 1% thereof in perpetuity. This transaction is deemed to be a related party for the reason that, and only for the reason that, Karl Rodriguez is the fourth Director of this registering Company and is also Secretary and a Director of Oasis Entertainment's Fourth Movie Project, Inc. These 250,000 shares were authorized in March and issued in May of 1999, with all legal rights, but, due to inadvertence and oversight only, the printing and delivery of the certificate were delayed. These shares are included in our income per share calculations. The Company expects to value the shares at $250,000.00. We will treat royalty payments to investors as expenses, in the same manner as if royalty payments were not related to purchase of shares.

     Although Mr. Rodriguez is a director of both our corporation and Oasis Entertainment's Fourth Movie Project, Inc., and although the transaction is deemed a related-party transaction for that reason, Mr. Rodriguez has no financial interest in the Oasis funding arrangement and is not a shareholder of Oasis. He serves as its Secretary and General Counsel only.

     We were able to generate enough sales revenues to satisfy our cash requirements through the end of 1999. Our evaluation of the next twelve months is different.

     Without regard to whether current revenues might be sufficient to maintain liquidity, new projects must be undertaken to generate future revenues. Every media-marketing project has a useful life, some longer or shorter than others, but all eventually run their course. We do not consider it prudent to be passive about generating new projects, and we have determined that significant new funds are highly desirable, and possibly necessary to aggressively approach operations in year 2000.

     The Registrant has entered into two letter agreements with Institutional Equity Corporation ("IEC"):

     First, an engagement letter for IEC to conduct a private placement for us, to raise a minimum of $500,000 and a maximum of $2,000,000 (to be in reliance on Regulation D, Rule 506, and section 4(2) of the Securities Act of 1933). Units consisting of 10,000 shares each are to be sold for $20,000 each. This placement has been opened and was to be completed by March 31, 2000, but has been extended by a maximum of 90 additional days. IEC is to be paid a fee equal to 10% of the proceeds and has the right to acquire up to 100,000 shares of common stock, at $3.00 per share, for every million dollars raised, or a proportional fractional adjustment. This right to acquire shares lasts until 18 months from the closing of the placement. The placement is on a best efforts basis. There is no guaranty that any shares will be placed.

     Second, a firm commitment has been received from IEC to raise $10,000,000 in a registered offering of securities. The structure of this offering has not been determined. Gross underwriting discounts of approximately 10% of the offering price and a 2% non-accountable expense allowance is to be paid to IEC from these offering proceeds. A $50,000 fee has been paid towards an advance of $100,000 to be applied against the gross underwriting commissions. This $50,000 fee was funded by a loan of that amount for Reliant from Oasis Entertainment's Fourth Movie Project, Inc., a shareholder of Reliant. The loan is payable in six months from December 1, 1999, and bears 10% interest per annum. The expenses of IEC in connection with this offering will also be reimbursed from the offering proceeds and are estimated to be $650,000. IEC will also receive warrants for 10% of the securities purchased by underwriters, good for four years, at an exercise price of 120% of the offering price.

     Third, as of the date of this filing, the private placement is still open, and at this date a total of $360,000.00 has been placed in escrow. A minimum of $500,000.00 must be raised in order to satisfy the escrow and release funds. The Reliant has no control over the escrow, and no shares are sold or placed, or can be sold or placed until the minimum is reached. If the minimum is not reached, there will be no placement. For the reason that no final transactions have taken place, the tentative deposits in escrow are not deemed to be assets of or capital of Reliant and are not reflected in our financial statements.

     While there is no guaranty that funding plans will materialize as expected, we believe that our present arrangements will provide sufficient working capital to optimize operations for the next twelve months.

     SUMMARY  OF  PRODUCT  RESEARCH  AND  DEVELOPMENT

     The Company's product development/marketing department is the most vital component of the Company. Kevin and Tim Harrington, along with Mel Arthur, actively participate on a daily basis in the ongoing effort to research and develop new products that may be suited for direct response television marketing and subsequent marketing through non-infomercial distribution channels. This group develops new product ideas from a variety of sources, including inventors, suppliers, trade shows, industry conferences, strategic alliances with manufacturing and consumer product companies and the Company's ongoing review of new developments within its targeted product categories. As a result of management's prominence in the infomercial and retail television industry, it also receives unsolicited new product proposals from independent third parties. During the evaluation phase of product development, the Company evaluates the suitability of the product for television demonstration and explanation as well as the anticipated perceived value of the product to consumers, determines whether an adequate and timely supply of the product can be obtained and analyzes whether the estimated profitability of the product satisfies the Company's criteria.

     The Company is devoting attention to the development and products specifically targeted at markets outside of North America. The Company will review its infomercial library on an ongoing basis to select those products which it believes will be successful in Europe and/or Asia and/or its other international markets. When a product which was initially sold domestically is selected for international distribution, the infomercial is dubbed and product literature is created in the appropriate foreign languages. In addition, a review of the product's and the infomercial's compliance with the local laws completed. The Company's licensed distributor then begins airing the infomercial internationally. The Company also airs shows and distributes products of other independent domestic infomercial companies.

     The Company obtains the rights to new products created by third parties through various licensing arrangements generally involving royalties related to sales of the product. The amount of the royalty is negotiated and generally depends upon the level of involvement of the third party in the development and marketing of the product. The Company generally pays the smallest royalty to a third party that only provides a product concept. A somewhat higher royalty to a third party that has fully developed and manufactured a product. The Company also obtains the rights to sell products which have already been developed, manufactured and marketed through infomercials produced by other companies. In such cases, the Company generally pays a higher royalty rate to the third party because of the relatively small amount of the Company's resources required to develop the product. The Company generally seeks exclusive worldwide rights to all products in all means of distribution. In some cases, the Company does not obtain all marketing and distribution rights, but seeks to receive a royalty on sales made by the licensor pursuant to the rights retained by the licensor.

     EXPECTED  PURCHASE  OR  SALE  OF  PLANT  AND  SIGNIFICANT  EQUIPMENT. None.

     EXPECTED  SIGNIFICANT  CHANGE  IN  THE  NUMBER  OF  EMPLOYEES.  None.


 (B)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     DEVELOPMENT STAGE/GOING CONCERN. There are two material thresholds in the transition of this Company, from Development Stage to Going Concern. The first is the commencement of limited operations, during 1998, and the first quarter of 1999. The second is the achievement of substantial revenues and the dawn of profitability, corresponding to the second quarter of 1999, with continued improvement throughout that year. While the Harringtons began some limited operations in 1998, their two companies were not acquired as subsidiaries until August of that year. The Harringtons honored certain non-compete agreements, with HSN Direct, a division of Home Shopping Network, which expired in December of 1998. During the interim period, the Harringtons located, developed and prepared for production and rollout of various products. For that reason, full-fledged operations were not launched until April of 1999. While the affairs of the Company improved consistently, from 1998, the second quarter of 1999 was the first profitable quarter, and is the first quarter of unlimited operations. For these reasons, management refers to this Company as in its Development Stage for 1998, and for the first quarter of 1999, and as an operating company and a going concern during the second quarter of 1999.

     In 1998, the company closed the year with a loss, with minimal revenues, in pre-launch development mode, but these results are not deemed to reflect true business operations. In 1998, the company had significant expenses that resulted in a loss for the year. Revenues increased significantly in 1999; however such increase should not be considered dramatic, for 1999 was the first real year of operation under our present business plan. The first quarter was one in which the Harringtons put in place personnel and selected the first products to produce.

     The second quarter was one in which we aired two successful shows (Trash or Treasure and Sobakawa Insoles). We also aired other shows which were not so successful in that quarter. It is not to be expected that every project would be a stellar success, and two successes in a single quarter is considered a good result by us.

     During the third quarter, we increased staff with a producer and associate producer for our infomercials, to have better continuity and control of the details of our production activities. These are two new salaried individuals. Several other shows were tested during this period. Two of them became successful (Wonder Steamer and Pest Offense). We also developed our successful computer infomercial.

     During the final quarter of 1999, sales continued to grow from projects in place, led by those developed in the previous quarters and the new computer infomercial. Management believes that revenues and growth will continue to increase, but to achieve the continued growth of the Company's business, advertising, promotional and production expenses will remain significant. While the upside potential from successful infomercial marketing is tremendous, the risk of failure is always present. Some of the projects may fail, or all may fail. If some are successful, the success may offset the losses from others significantly or may not. Accordingly, there can be no assurance that substantial profitability will be sustained in the next twelve months in proportion to the rate of growth achieved in 1999.

     REVENUES ARE INCREASING. There were no revenues in 1997. Sales in 1998 were $120,234. In 1998, costs of sales were 66,664, and gross profit was 53,580. Annual and quarterly comparison of 1999 and 1998 show the following

                      1999     1998
Net Sales       21,442,009  120,234
Cost of Sales  -15,666,658  -66,654
Gross Profit     5,775,351   53,580
=============  ===========  =======


     The  Remainder  of  this  Page  is  Intentionally  left  Blank

Quarter                            1999     1998
------------------------------------------------
March 31      Net Sales         352,477   30,059
              Cost of Sales    -284,523  -16,664
              Gross Profit       67,954   13,359
June 30       Net Sales       2,885,013   30,059
              Cost of Sales  -1,602,622  -16,664
              Gross Profit    1,282,391   13,395
September 30  Net Sales       5,918,342   31,125
              Cost of Sales  -3,818,734  -17,223
              Gross Profit    2,099,608   13,902
December 31   Net Sales      12,286,177   28,991
              Cost of Sales  -9,958,780  -14,105
              Gross Profit    2,327,397   14,886
              =============  ==========  =======


     Our Sales continue to improve along with our Gross Profit from Sales, after Cost of Sales. This improvement is largely due to the difference between limited operations, and the economy and efficiency of unlimited operations, beginning in 1999, and especially in April of 1999. It is also attributable to the marketing of different products from those currently offered by the Company. 1998 operations have been characterized as limited. They consisted of the sale of cigarette lighters and the marketing of a single non-infomercial television show. Our business in 1998 was not the same as our business beginning in 1999. Revenues have improved in every quarter of operations in 1999. We expect them to continue to improve in the next twelve months. Certain expenses, such as production and media costs are related to revenue creation and would be expected to rise in some proportion to revenues.

     We have new products to sell each period, in additions to others, so that the number of products increase from period to period. For the first quarter there were 5, for the second 8, the third 8, and the fourth 10 products for sale. We just recently initiated marketing of products on the QVC home shopping channel. On QVC we are beginning to sell some products in the traditional short-form live segments that are seen on television shopping networks. These new revenues are insubstantial as of the end of 1999, but are expected to become a significant component of total revenues as more products are sold and exposure increases on the shopping network.

     Product sales are expected to increase in direct proportion to our ability to acquire media time to promote them. Promotional advertising drives sales in our business. It is for this reason that increasing revenues do not provide assurance that markets have been saturated with as much advertising as would be productive. For this reason, additional capital, whether or not necessary for fundamental survival, is desired and important for optimum growth.

     Cost of goods sold included the total cost of acquiring actual products acquired for resale and costs and expenses related to sales. Returns and allowances are deducted from sales. The largest single segment and most material factor is infomercial production and media costs. These operations are not only the major area of expense, but it is these activities which drive sales. It is generally reliable in this industry that higher media costs are required for increased sales.

     OPERATING EXPENSES would be expected to increase with increasing operations. Expenses in 1998 were attributable to the marketing of different products than those which form the core of the Company's current business. In general, expenses have decreased as a percentage of sales. These figures reflect a continuing improvement in this relationship, due to expanding operations, additional products and customers. These expenses do not rise proportionally as revenues increase.

Quarter                                      1999         1998
March 31      Operating Expenses          699,101      228,027
              Operating Income/(Loss)    (631,147)    (214,632)
June 30       Operating Expenses        1,907,567      228,027
              Operating Income/(Loss)    (625,170)    (214,632)
September 30  Operating Expenses        1,690,604      326,102
              Operating Income/(Loss)     409,004     (312,200)
December 31   Operating Expenses        2,775,036      446,558
              Operating Income/(Loss)    (449,644)    (433,670)
Annual        Operating Expenses        7,072,308    1,228,714
December 31   Operating Income/(Loss)  (1,296,957)  (1,175,134)
============  =======================  ===========  ===========


     Total operating expenses are declining as a percentage of sales, even as total expenses are increasing with expanded operations. In 1999 operating expenses were 33% of gross sales, while in 1998, they were more than 1000%. A more meaningful comparison by quarters of 1999 shows the following.

Quarter                                           1999      1998
----------------------------------------------------------------
March 31      Operating Expenses as % of sales  198.34    758.60
June 30       Operating Expenses as % of sales   66.12    758.60
September 30  Operating Expenses as % of sales   28.57  1,047.72
December 31   Operating Expenses as % of sales   22.59  1,540.33
Annual        Operating Expenses as % of sales   32.98  1,021.94
============  ================================  ======  ========


     We achieved marginal profitability in the third quarter, but certain expenses incurred in the fourth quarter have offset our profitability for that quarter and the year 1999. In the fourth quarter we incurred Royalty expenses of $287,724. No Royalty expenses were incurred in the previous three quarters. In addition, cost of sales increased disproportionately in the fourth quarter, due to two principal factors. We incurred costs of sales in the fourth quarter for projects to marketed in the following quarter. It is chiefly our investment in media costs for the next quarter which we feel accounts for our fourth quarter total profitability decrease from the third quarter. We would expect to profit in year 2000 from our increased productivity in this most recent quarter. Of course, there can be assurance that our new projects will achieve the anticipated results. We do not and cannot expect success in every project. During the fourth quarter some of our projects have not shown the success hoped for, even as our total sales and gross profit increased in gross amounts.

      There are other expenses that are not expected to rise proportionally. General and administrative expenses would not rise proportionally as projects increase and revenues improve. We are able to generate increasing revenues without significant increase in employees, as production and fulfillment activities are generally out-sourced. General & Administrative expenses include the following: fulfillment costs; automobile expense; banking fees; consulting fees; insurance; office supplies; postage & delivery; professional fees; salaries and wages; telephone; and travel & entertainment.

     Research and Development is trending downward as a decreasing percentage of sales. Research and Development costs should remain constant as they represent costs associated with development of new infomercial promotional projects, rather than new technologies. It does not include royalties on rights acquired. It does not include the cost of acquiring products for resale. It does not include production and media costs or marketing. It involves searching for new products, obtaining rights to sell them, and possible refinement in the products, to achieve more economic manufacture and resale at attractive pricing. At any given time, there would normally be at least one or two products/projects under development. At the present time, however, there are seven infomercials in various stages of development. The number in development will decrease, while the number in media, producing revenues will increase. While the costs are expected to remain substantially constant, they would be expected to decrease as a percentage of sales.

     Production and Media Costs expenses were not a factor in 1998, due to the differing nature of products marketed. These expenses reflect an improvement in the ratio of these expenses to sales, even as total costs increase with expanding operations. Production and media costs, consisting of the cost of producing media productions and the costs of buying media slots, are estimated to settle in the range of 40% to 50% of sales, overall. This average allows for less successful or unsuccessful projects. Media expenses for successful projects will be between 35% and 46% of sales, proportionally.

     Marketing costs reflect an improvement in the ratio of these expenses to sales, even as total costs increase with expanding operations. Marketing, consisting of consumer relations and internet promotion is expected to decrease, as a percent of sales over time. Marketing includes participation in various trade shows, telemarketing expenses, other marketing expenses and prepaid advertising. It does not include media buys in direct infomercial advertising for immediate product fulfillment. Those items are production and media expenses which are a part of the Cost of Sales.

     We had leased initially approximately four thousand (4,000) square feet of office space pursuant to a year lease for our Clearwater, Florida, principal executive offices. The lease, which commenced in 1999, provided for monthly rent of $6,750.42, or annual rent payments of $81,005.04 The facility encompassed 25 separate offices and a board room. Some additional space was later taken at a monthly rent of $16,400.00, which annualized to $196,800.00. We have entered into a new lease for Suite 200, Island Center, 2701 N. Rocky Point Drive, Tampa Florida 33607, dated January 13, 2000, and commenced February 25, 2000. The premises leased constitutes 5,923 square feet on the second floor, and an additional 1,080 square feet of unallocated space in the building. We estimate that rent expenses will be about $40,000 per quarter, for the next year and increase approximately 4% per year over the five year term of the lease, net of subleases, and will continue to decrease as a percentage of sales.

     PROFITABILITY, as indicated previously, appeared in the third quarter of 1999. It is expected to continue to improve, notwithstanding our increased investment during the fourth quarter. The achievement of marginal profitability in the third quarter does not guaranty that the trend to increasing profitability will follow. However, it appears to management that operations are expanding in an orderly and promising manner, and that expenses are being managed appropriately. Gross Profit has improved with sales. As most other costs remain constant, or decrease, as percent of sales, total profitability, as such a percentage, will fluctuate inversely with the cost of goods sold. Product costs, as distinguished from infomercial production and media costs, must be kept under control to maintain real profitability. While higher media profile and quality of infomercial production tend to increase sales, increased cost of products sold would have a depressing effect upon profitability. On the one hand, Infomercial products need to be attractively priced. On the other, the cost of producing the products must be controlled and managed well.

     BALANCE SHEET. As previously stated the dramatic increase in corporate financial condition during 1999, as compared to 1998, is not considered instructive. The 1999 activities should be viewed as the start-up of a new mode of business activity in 1999, with some apparent success and improvement in the financial condition of the Registrant, due particularly to increasingly successful operations. Fortunes may change, however, and no assurance ever exists that profitable trends will continue, or that the future will be like the past. A company's initial growth may not be indicative of a sustainable rate of continued growth. While the Registrant has not yet achieved its potential, there can be no certain prediction at what level its growth may slow, or when, if at all, it may reach an optimum level of operations.

     INTEREST INCOME AND EXPENSE reflected on the Company's financial statements refer to the company's ownership of a certificate of deposit, pledged against a loan. The interest income from the CD is shown. The interest expense for the loan is shown.

     CONCLUSION. While this Company is presently able to manage its present phase of development, for an indefinite interim, it cannot regard its financial condition as optimal. Unless events in the future are favorable, both in terms of profit from operations now being undertaken, and also favorable in attracting investor interest, the Company may not be able to sustain a stable growth pattern for the Company. These remarks should be understood in context, discussed elsewhere, that increasing revenues are expected to provide substantially all of the requirements for continued operations at present levels and for some possible growth. This company must grow to reach its full potential. For this reason, stability at its present levels is not considered optimal for long-term growth. Additional infusion of capital is a factor of importance in managing our growth optimally.


                         ITEM 7.  FINANCIAL STATEMENTS.

     Please see the Exhibit Index found on page 34 of this Report. The financial statements listed therein, attached hereto and filed herewith are incorporated herein by this reference as though fully set forth herein.


                                     ITEM 8.
                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     None.

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                                       98

                                    PART III


                                     ITEM 9.
        DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

     The following persons are the Directors of Registrant, having taken office from the inception of the issuer, to serve until their successors might be elected or appointed. The time of the next meeting of shareholders has not been determined. Kevin Harrington and Tim Harrington took office August 7, 1998. Mel Arthur took office January 20, 1999. The present four Directors were elected/reelected by Majority Shareholder Action, on or about March 23, 1999, and were confirmed and reelected at a regular meeting of Shareholders held on May 3, 1999.

     Kevin Harrington, 43, prior to his current tenure as Chairman and CEO of Reliant Interactive Media, Kevin Harrington helped pioneer the growth and acceptance of televised direct-response marketing, or what our culture more commonly calls "infomercials." In fact, Harrington produced his first infomercial in 1985, and then founded Quantum International, one of the most successful companies in direct response history. Limited to a three-person staff (which included his brother, Tim), Harrington turned a $25,000 investment into sales of more $140 million in the company's first two years of operation. While at the helm of Quantum, Harrington launched a string of highly-profitable shows featuring such universally popular products as The Great Wok of China, Wolfman Jack's Solid Gold Rock 'n Roll Hits (the first ever music infomercial), The JetStream Oven, The Daily Mixer, Ginsu/The Blade Knives, Kevin Trudeau's Mega Memory and The Flying Lure (the industry's first fishing lure show). In 1989, Harrington started the expansion of direct-response television into more than 30 foreign markets. In 1991, Quantum was sold to industry giant National Media. As a result of this transaction, Harrington ascended to the presidency of National, where he presided over the launch of another string of a blockbuster shows, including Bruce Jenner's Stair Climber, Bruce Jenner's Super Step, Bruce Jenner's Powerwalk, Blue Coral's Autofoam and Regal Royal Diamond Cookware. In July, 1994, Harrington left National Media to form joint venture company with The Home Shopping Network. Called HSN Direct International, the aim of the venture was to develop an infomercial company that could take products that had performed successfully on HSN and roll them out into traditional infomercial formats for broadcast around the world. The high-profile domestic and foreign successes of HSN Direct include shows such as Tony Little's Ab Isolator; Sweet Simplicity, a hair removal product; and Kathy Smith's AirTech Glider. HSN Direct also forged a number of ground-breaking alliance with international marketers in countries throughout Europe, Latin America, Asia and the Middle East. Eventually, the company saw its shows broadcast in some 70 countries around the world. In August of 1998, Harrington was appointed Chairman and CEO of Reliant Interactive Media Corp., (OTC BB: RIMC). Kevin Harrington is a founding Board member Electronic Retailing Association, an industry association.

     Tim Harrington, 34, prior to his current tenure as President and COO of Reliant Interactive Media, Tim Harrington worked in close concert with his brother pioneering the growth of the infomercial industry into an accepted means of driving both direct and retail sales. Through his primary focus on the details of legal, contractual and production matters. He continued in that role as the executive vice-president of National Media, also picking up executive responsibility for the firm's marketing and sales departments. As the co-founder and executive vice-president of HSN Direct International, Tim exercised executive control and leadership over product development and marketing groups that generated approximately $30 million in annual sales. HSN Direct's solid production values and media-buying savvy are directly attributed to his leadership of those two key areas. In his current role as president of Reliant, Tim is more involved than ever in over-seeing the infomercial production and product development activities for the Company.

     Mel Arthur, 56, prior to his current tenure as Executive Vice President and Director of Reliant Interactive Media, Mr. Arthur was the "Top Producing show host," producing approximately a billion dollars in revenues while on the air during his eight-year career with Home Shopping Network, and was acknowledged in the industry as one of the most versatile hosts on the air. His expertise ranges from computers, fine jewelry, oriental rugs, exercise equipment, home electronics, vitamins, health and fitness to collectibles and more. Mr. Arthur achieved record sales, including almost 3 million dollars sold in computers, in less than 30 minutes. He has appeared with some of the top celebrities on television and in sports, such as Vanna White, Barbara Mandrel, Ed McMahon, Mickey Mantle, Ted Williams, Willie Mays, and Jim Brown, just to name a few. His business experience is highlighted by a six-year career as a sportscaster and color announcer for the USFL, NASL, the Jacksonville University Basketball Team, and he was the force behind the first half hour magazine shows emanating from PGA Tour Headquarters and The Tournament Player's Championship. Mel was voted Jacksonville's Most Popular radio personality. Mr. Arthur was President of his own insurance agency for three years; was a leader in the telecommunications industry for eight years between 1972 and 1980 as a pioneer in the telephone interconnect industry; and between 1970 and 1972 he was one of the top sales producers for Honeywell's EDP division, marketing large scale, multimillion-dollar mainframe computers. From 1962 through 1970, Mel starred all over the United States, Canada, Europe and the Caribbean as a stand-up comedian, as well as writing for other stand-up comedians such as Jackie Mason and Gabe Kaplan.

     Karl E. Rodriguez, 52, the Company's Secretary, received his Juris Doctor degree in 1972 from Louisiana State University Law School. He has practiced business and corporate law since 1972, emphasizing securities and entertainment matters, and has been self-employed in that capacity for the past five years. He has served as a director of Oasis Entertainment's Fourth Movie Project, Inc., since April 1998. During his law practice he has also been involved in a variety of dynamic business experiences. From 1975 to 1982, he was active in real estate development in the Baton Rouge, Louisiana area. From 1980 until 1985, he specialized in the sale of businesses and franchises as the owner and operator of VR Business Brokers. In 1986, he became the Project Manager for Bluffs Limited Partnership, where he structured the development of an Arnold Palmer Design Golf Course and in 1992, Mr. Rodriguez was the Managing Director for MedAmerica, LLC., medicine clinics for children. From 1993 through 1998, he was the Director, Corporate Secretary and General Counsel for Telco Communications, Inc., which is a long distance reseller company. From 1992 until 1996, he was the President of Healthcare Financial and Management Services, Inc., providing billing services to three Louisiana hospitals.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, the Company is not aware of any person who at any time during the fiscal year ended December 31, 1999 was a director, officer, or beneficial owner of more than ten percent of the Common Stock of the Company, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year.


                        ITEM 10.  EXECUTIVE COMPENSATION.


     The Company has entered into Employment Agreements with Kevin Harrington and Tim Harrington for 5 years and with Mel Arthur for 3 years. The Company's Officers and Directors serve with the following elements of compensation at this time.

     SUMMARY COMPENSATION, TABLE A. the disclosure of Executive compensation is now provided in the tabular form required by the Securities and Exchange Commission, pursuant to Regulation ' 228.402.

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                                      100


                                               Long Term Compensation
                         Annual Compensation   Awards                   Payouts
a                  b     c                     d                        e           f          g         h         i
                                                                                               Securi-
                                                                                    Restric-   ties
Name                                                                    Other       ted        Under-              All Other
and                      Salary                Bonus                    Annual      Stock      lying     LTIP      Compen-
Principal          Year                   ($)                      ($)  Compen-     Awards     Options   Payouts   sation
Position                                                                sation ($)        ($)  SARs (#)       ($)         ($)
Kevin Harrington   1999               120,000                   (d)(1)           0     (f)(1)    (g)(1)    (h)(1)           0
CEO (1)
                   1998                10,000                       0            0         0         0         0            0
                   1997                     0                       0            0         0         0         0            0
Tim Harrington     1999                96,000                   (d)(2)           0     (f)(2)    (g)(2)    (h)(2)           0
COO (2)
                   1998                 8,000                       0            0         0         0         0            0
                   1997                     0                       0            0         0         0         0            0
Mel Arthur         1999                41,500                       0            0   175.000   100,000     (h)(3)           0
                                                                                       (f)(3)    (g)(3)
VP (3)
                   1998                     0                       0            0         0         0         0            0
                   1997                     0                       0            0         0         0         0            0
                   ====  ====================  =======================  ==========  =========  ========  ========  ==========


NOTES  TO  TABLE  A:

(d)(1)(2)(3) Bonuses are based on 0.009% (Kevin Harrington), 0.006% (Tim Harrington) and none (Mel Arthur), all of Adjusted Gross Revenues for 1999.
These year end figures have not yet been calculated. The amount of bonuses is expected to take Tim Harrington (2) over $100,000. It is not expected to take Mel Arthur (3) to that level. Information respecting Mr. Arthur is included voluntarily for the reason that these three are the only highly compensated employees expected to remain so in the future.

(f)(1)(2)(3)  / (g)(1)(2)(3) / (h)(1)(2)(3) Again, these restricted stock awards for 1999 cannot be determined until completion of 1999 audit. Mel Arthur was awarded restricted stock in advance, but may be entitled to further award, based on final 1999 results.


ADDITIONAL  DISCUSSION.

 Kevin Harrington is scheduled to receive $10,000.00 monthly (which is $120,000.00 annually), and Tim Harrington is scheduled to receive $8,000.00, monthly (which is $96,000.00 annually), respectively, as a base, with overrides of 9/10 of 1% for Kevin Harrington and 6/10 of 1% for Tim Harrington of AADJUSTED GROSS REVENUES@ as hereinafter defined. Mel Arthur is scheduled to receive $3,500 per month.

       Officers have deferred and are deferring a substantial portion of their accrued compensation pending increased corporate liquidity and profitability. The Company pays 100% of a medical insurance plan for the three officers above mentioned, and life insurance for Kevin Harrington. Karl Rodriguez, serves without compensation from the Issuer.

     No other executive officer has received or is entitled to receive compensation for any service to this Small Business Issuer, during 1997, 1998 or 1999.

1999 through Dec 31  Accrued $   Paid $  Deferred $
Kevin Harrington     120,000.00       0  120,000.00
Tim Harrington        96,000.00   5,000   91,000.00
Mel Arthur            41,500.00   8,125   33,375.00
Karl Rodriguez                0       0           0
===================  ==========  ======  ==========


     As previously indicated, certain unexercised options and bonuses, are disclosed in detail in Tables.
                                 TABLES B AND C
                          OPTIONS, AWARDS AND BENEFITS

     The Company has provided certain additional bonuses, incentives and benefits for Kevin Harrington, Tim Harrington and Mel Arthur, all pursuant to '4(2) of the 1933 Securities Act, as follows. First the compensatory option plan. No options have been exercised.

Optionee          DateofGrant  Date Exercisable  Expiration Date  Exercise Price   NumberofOptions
Kevin Harrington                                                                            60,000
Tim Harrington     30 June 99         30 Dec 99       30 June 04  $          2.50           40,000
Mel Arthur                                                                                   5,000
Kevin Harrington                                                                            60,000
Tim Harrington     30 June 99        30 June 00       30 June 04  $          4.00           40,000
Mel Arthur                                                                                   5,000
Kevin Harrington                                                                            60,000
Tim Harrington     30 June 99         30 Dec 00       30 June 04  $          6.00           40,000
Mel Arthur                                                                                   5,000
Kevin Harrington                                                                            60,000
Tim Harrington     30 June 99        30 June 01       30 June 04  $          7.50           40,000
Mel Arthur                                                                                   5,000
================                                                                   ===============

"                 The Remainder of this Page is Intentionally left Blank

The foregoing options are carried in the following table as "Compensatory Option Plan".

Additional             Kevin Harrington             Tim Harrington               Mel Arthur
Bonuses,
 Incentives/Benefits
COMPENSATORY STOCK      6 months: 60,000             6 months: 40,000             6 months: 5,000
OPTION PLAN            shares @ $2.50               shares @ $2.50               shares @ $2.50
(SEE PREVIOUS TABLE)
                                 12 months: 60,000            12 months: 40,000            12 months: 5,000
                       shares @ $4.00               shares @ $4.00               shares @ $4.00
                                 18 months: 60,000            18 months: 40,000            18 months: 5,000
                       shares @ $6.00               shares @ $6.00               shares @ $6.00
                                 24 months: 60,000            24 months: 40,000            24 months: 5,000
                       shares @ $7.50               shares @ $7.50               shares @ $7.50
REVENUE PERFORMANCE    For each $10,000,000         For each $10,000,000         For each $10,000,000
STOCK BONUS            in gross revenues,           in gross revenues,           in gross revenues,
                       issuance of 100,000          issuance of 100,000          issuance of 100,000
                       shares up to a total of      shares up to a total of      shares up to a total of
                              3,000,000 shares (no         2,000,000 shares (no          900,000 shares (no
                       more than 1/6 of total       more than 1/6 of total       more than 1/6 of total
                       to vest in any 6 month       to vest in any 6 month       to vest in any 6 month
                       period)                      period)                      period)
STOCK TRADING          Purchase 144,000             Purchase 100,000             Purchase 12,500 shares
                       shares if trading at $15;    shares if trading at $15;    if trading at $15;
PERFORMANCE STOCK                144,000 shares if            100,000 shares if  12,500 shares if trading
OPTIONS @ $7.50 PER    trading at $20; 192,000      trading at $20; 120,000      at $20; 15,000 shares if
SHARE                  shares if trading at $25.    shares if trading at $25.    trading at $25.
LIFE, HEALTH &         Yes                          Yes                          Yes
DISABILITY INSURANCE
AUTOMOBILE             $               1,000/month  $                 750/month  $                500/month
=====================  ===========================  ===========================  ==========================

     The first group of Options exercisable December 31, 1999 have vested. None of the options have been exercised. Revenue Performance Stock Bonuses are believed to have been earned or will be earned in early 2000. No Stock Trading Performance Options have been earned, or are likely to be earned in the next six months; however options based on market performance are speculative and subject to uncontrollable market forces. No one can predict nor should predict how the market will respond to our common stock.


    ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

 (A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of Registrant's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

 (B) SECURITY OWNERSHIP OF MANAGEMENT. To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. Table D following discloses the share ownership actually issued and outstanding.

     Table B following Table A and its notes, discloses the existence and the effect of certain management options, as if exercised, on the share ownership of management and affiliates. Please refer to Executive Compensation, Item 10 of this Part, for details as to entitlement, terms of exercise and prices for the Options disclosed.

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                                      104

                                     TABLE D
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

 Name and Address of Beneficial Owner  Actual
                                       Ownership        %
Kevin Harrington Chairman and CEO      2,156,101    34.17
80 Gulf Blvd
Belleair Beach FL 33786
Tim Harrington President and COO       1,100,000    17.43
531 Rafael Blvd NE
St. Petersburg FL 33704
Mel Arthur,  Executive Vice President    105,000     1.66
12001 9th St N #2509
St. Petersburg FL 33716
Karl Rodriguez  Secretary                  1,000     0.02
23592 Windsong #19E
Aliso Viejo CA 92656
All Officers and Directors as a Group  3,362,101    53.28
Total Shares Issued and Outstanding    6,310,271   100.00
=====================================  =========  =======


     As more fully developed, discussed and disclosed hereinafter, the following discloses the amount of shares which each beneficial owner shown in Table D has the right to acquire within 60 days, from options, warrants, rights, conversion privileges or similar obligations: (1) Kevin Harrington-160,000 shares; (2) Tim Harrington-140,000 shares; and (3) Mel Arthur-105,000 shares.

     The following table, and its notes, discloses the existence and the effect of all of certain management options, as if exercised, on the share ownership of management and affiliates. These Options were granted June 30, 1999. The terms of the vesting of the various options are somewhat complex. Please refer to Executive Compensation, Item 10 of this Part, for details as to entitlement, terms of exercise and prices for the Options disclosed.

                                     TABLE E
60 day Exercisable Option/Bonus Rights
--------------------------------------------------------------------------------
Compensatory Stock Option Plan (See Exhibit 6.2):
Kevin Harrington - 6 months: 60,000 shares @ $2.50
Tim Harrington   - 6 months: 40,000 shares @ $2.50
Mel Arthur       - 6 months:  5,000 shares @ $2.50

Revenue Performance Stock Bonus
--------------------------------------------------------------------------------
Kevin Harrington - For each $10,000,000 in gross revenues, issuance of 100,000 shares up to a total of 3,000,000 shares (no more than 1/6 of total to vest in any 6 month period).
--------------------------------------------------------------------------------
Tim Harrington   - For each $10,000,000 in gross revenues, issuance of 100,000 shares up to a total of 2,000,000 shares (no more than 1/6 of total to vest in any 6 month period).
--------------------------------------------------------------------------------
Mel Arthur       - For each $10,000,000 in gross revenues, issuance of 100,000 shares up to a total of 900,000 shares (no more than 1/6 of total to vest in any 6 month period).
===============================================================================

     These Compensatory Stock Options were granted June 30, 1999, are vested, and exercisable January 1, 1999. These Revenue Performance Stock Bonuses are dependent upon gross revenues. It is deemed likely that the $10,000,000.00 threshold will be reached within 60 days.

     The following Table F discloses the effect of share ownership as if all of the those 60 vestings and rights were exercised. As more fully developed, discussed and disclosed hereinafter, the following discloses the amount of shares which each beneficial owner shown in Table A has the right to acquire within 60 days, from options, warrants, rights, conversion privileges or similar obligations: (1) Kevin Harrington-160,000 shares; (2) Tim Harrington-140,000 shares; and (3) Mel Arthur-105,000 shares.


                                     TABLE F
                  EFFECT OF OPTION EXERCISE ON SHARE OWNERSHIP

                      Shares Actual and as Attributed
                                                                Options     Total if
  Option Owner                                               %  and awards  Options          %
                                                                            Exercised
----------------------------------------------------------------------------------------------
Kevin Harrington                            2,156,101    34.17     160,000  2,316,101    34.49
Tim Harrington                              1,100,000    17.43     140,000  1,240,000    18.47
Mel Arthur                                    105,000     1.66     105,000    210,000     3.13
Total Shares/Options                        6,310,271   100.00     405,000  6,715,271   100.00
Outstanding
==============================================================================================


 (C) CHANGES IN CONTROL/REVERSE ACQUISITION. There are no arrangements known to Registrant, including any pledge by any persons, of securities of Registrant, which may at a subsequent date result in a change of control of the Issuer. A Areverse acquisition@ is the acquisition of a private company by a public company, by which the private company's shareholders acquired control of the public company. This Issuer is presently committed to the development of its infomercial business. While this Issuer is continuously interested in opportunities for direct acquisition of products, projects, assets and possible businesses, which may have some synergy with its core business, this Issuer may not be used as a vehicle for a reverse acquisition.


            ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     Kevin and Tim Harrington are brothers and officers and directors of our Company. Both of them are the owners of business interests acquired by this Company; namely, Kevin Harrington Enterprises (Kevin Harrington), and Cigar Television Network (Tim Harrington).

     We acquired TPH Marketing, Inc., in a tax-free exchange, for the issuance of 1,500,000 [post-reverse] shares of this Company's common stock. The Shares have been issued to the two shareholders of TPH Marketing, Inc., Tim Harrington having received 800,000 shares, and Kevin Harrington having received 700,000 shares.

     Karl Rodriguez serves as secretary and general counsel of Oasis Fourth Movie Project, Inc., engaged in business with the Company, in the film and video tape production industry. The Ownership and Management of Oasis is otherwise unrelated to the ownership and management of this Issuer.

   ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.


 (A)  FINANCIAL  STATEMENTS.
 FINANCIAL  STATEMENTS PAGE
--------------------------------------------------------------------------------
F-1  Audited  Financial Statements: for the
     Years Ended December 31, 1999 and 1998                                   34
================================================================================


 (B)  FORM  8-K  REPORTS.  None.

 (C)  EXHIBITS.  None  other  filed  with  this  Report.

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to signed on its behalf by the undersigned, thereunto authorized.



                         RELIANT INTERACTIVE MEDIA CORP

                          formerly Reliant Corporation

                                       by






/s/                                                       /s/
Kevin Harrington                   Tim Harrington
chairman and ceo/director          president and coo/director

/s/                                                       /s/
Mel Arthur                         Karl E. Rodriguez
executive vice president/director  secretary/director
---------------------------------  --------------------------

--------------------------------------------------------------------------------
                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                 C O N T E N T S




Independent  Auditors  Report                            111

Consolidated  Balance  Sheet                             112

Consolidated  Statements  of  Operations                 114

Consolidated  Statements  of  Stockholders  Equity       116

Consolidated  Statements  of  Cash  Flows                117

Notes  to  the  Consolidated  Financial  Statements      119

--------------------------------------------------------------------------------
                           INDEPENDENT AUDITORS REPORT
--------------------------------------------------------------------------------


Board  of  Directors
Reliant  Interactive  Media  Corporation
 and  Subsidiaries
Tampa,  Florida

We  have  audited  the  accompanying  consolidated  balance  sheet  of  Reliant
Interactive Media Corporation and Subsidiaries at December 31, 1999 and the related consolidated statements of operations, stockholders equity and cash flows for the years ended December 31, 1999 and 1998. These consolidated financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Reliant Interactive Media Corporation and Subsidiaries as of December 31, 1999 and the consolidated results of their operations and their cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.


__________/s/____________
Jones,  Jensen  &  Company
Salt  Lake  City,  Utah
April  7,  2000

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                           Consolidated Balance Sheet

                                     ASSETS
                                                                   December  31,
                                                                        1999
--------------------------------------------------------------------------------
CURRENT  ASSETS
     Cash  and  cash  equivalents  (Note  1)                        $     26,404
Restricted  cash  (Note  1)                                              983,795
Receivables  -  other  (Note  4)                                         800,076
Inventory  (Note  1)                                                      57,762
Employee  advances                                                        10,923
Prepaid  expenses                                                        229,128
     Total  Current  Assets                                            2,108,088
PROPERTY  AND  EQUIPMENT  (Note  1)
     Machinery  and  equipment                                            36,625
Office  furniture  and  equipment                                         45,292
     Total  Property  and  Equipment                                      81,917
Less:  Accumulated  depreciation                                        (24,092)
     Net  Property  and  Equipment                                        57,825
OTHER  ASSETS
     Deferred  stock  offering  costs  (Note  1)                          50,000
Deposits                                                                  12,773
Prepaid  advertising  (Note  1)                                          607,166
Patent  costs  (Note  1)                                                  26,668
     Total  Other  Assets                                                696,607
     TOTAL  ASSETS                                               $     2,862,520
================================================================================

    The accompanying notes are an integral part of these consolidated financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                     Consolidated Balance Sheet (Continued)

                       LIABILITIES AND STOCKHOLDERS EQUITY
                                                                  December  31,
                                                                      1999
--------------------------------------------------------------------------------
CURRENT  LIABILITIES
     Accounts  payable                                             $     944,926
Accrued  expenses                                                        166,793
Allowance  for  sales  returns  (Note  1)                                462,677
Notes  payable  -  current  portion  (Note  7)                           112,439
Notes  payable  -  related  parties  (Note  6)                           360,156
Line  of  credit  (Note  8)                                              132,148
     Total  Liabilities                                                2,179,139
COMMITMENTS  AND  CONTINGENCIES  (Note  3  and  11)
STOCKHOLDERS  EQUITY
     Common  stock:  50,000,000  shares  authorized
     of  $0.001  par  value,
 6,310,271  shares  issued  and  outstanding                               6,310
Additional  paid-in  capital                                           3,245,049
Accumulated  deficit                                                 (2,567,978)
     Total  Stockholders  Equity                                         683,381
     TOTAL  LIABILITIES  AND  STOCKHOLDERS  EQUITY               $     2,862,520
================================================================================

    The accompanying notes are an integral part of these consolidated financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                    For  the  Years  Ended
                                                         December  31,
--------------------------------------------------------------------------------

                                                         1999               1998
NET  SALES                                 $     21,442,009        $     120,234
COST  OF  SALES                                  15,666,658               66,654
GROSS  PROFIT                                     5,775,351               53,580
OPERATING  EXPENSES
     Depreciation                                    13,834                6,629
Bad  debt  expense                                   64,967                    0
General  and  administrative                      4,536,760              833,982
Selling  and  marketing                           2,083,433              339,877
Royalties                                           287,724                    0
Rent                                                 85,590               48,226
     Total  Operating  Expenses                   7,072,308            1,228,714
OPERATING  LOSS                                 (1,296,957)          (1,175,134)
OTHER  INCOME  (EXPENSES)
     Interest  expense                             (37,377)              (9,033)
Interest  income                                       491                   296
Other  income                                           33                48,958
     Total  Other  Income  (Expenses)              (36,853)               40,221
LOSS  BEFORE  INCOME  TAXES                     (1,333,810)          (1,134,913)
INCOME  TAXES                                            0                     0
NET  LOSS                                 $     (1,333,810)    $     (1,134,913)
BASIC  LOSS  PER  SHARE  (Note  1)             $     (0.25)         $     (0.42)
================================================================================

    The accompanying notes are an integral part of these consolidated financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                       For  the  Years  Ended
                                                           December  31,
                                                         1999               1998
--------------------------------------------------------------------------------
NET  SALES                               $     21,442,009          $     120,234
COST  OF  SALES                                15,666,658                 66,654
GROSS  PROFIT                                   5,775,351                 53,580
OPERATING  EXPENSES
     Depreciation                                  13,834                  6,629
Bad  debt  expense                                 64,967                      0
General  and  administrative                    4,536,760                833,982
Selling  and  marketing                         2,083,433                339,877
Royalties                                         287,724                      0
Rent                                               85,590                 48,226
     Total  Operating  Expenses                 7,072,308              1,228,714
OPERATING  LOSS                               (1,296,957)            (1,175,134)
OTHER  INCOME  (EXPENSES)
     Interest  expense                           (37,377)                (9,033)
Interest  income                                     491                     296
Other  income                                         33                  48,958
     Total  Other  Income  (Expenses)            (36,853)                 40,221
LOSS  BEFORE  INCOME  TAXES                   (1,333,810)            (1,134,913)
INCOME  TAXES                                          0-                      0
NET  LOSS                              $     (1,333,810)       $     (1,134,913)
BASIC  LOSS  PER  SHARE  (Note  1)          $     (0.25)            $     (0.42)
================================================================================

    The accompanying notes are an integral part of these consolidated financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Consolidated Statements of Stockholders  Equity

                                                         Additional
                                  Common Stock            Paid-in   Accumulated
                               Shares          Amount      Capital      Deficit
--------------------------------------------------------------------------------
Balance, December 31,
1997                         2,369,600         $2,370      $377,719   $(99,255)
Capital  contributions               0              0       340,020           0
Common  stock  issued  to  acquire
 Reliant Corporation           570,400            570         (570)           0
Common  stock
issued  for  cash              329,770            330      513,170            0
Common  stock
issued  for  services          103,800            104      129,646            0
Net  loss  for  the  year  ended
 December  31,  1998                 0              0            0  (1,134,913)
Balance,  December  31,
  1998                       3,373,570          3,374    1,359,985  (1,234,168)
Common  stock  issued
  for  cash                  1,098,000          1,098      938,902            0
Common  stock  issued
 for  services                 338,700            338      197,662            0
Fractional  shares  issued  in  the
 reverse  stock split                1              0            0            0
Common  stock  issued  for
 acquisition  of  TPH
  Marketing,  Inc.          1,500,000           1,500      748,500            0
Net  loss  for  the  year  ended
 December  31,  1999                0               0            0  (1,333,810)
Balance,  December  31,
  1999                      6,310,271     $     6,310   $3,245,049 $(2,567,978)
================================================================================

    The accompanying notes are an integral part of these consolidated financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows


                                                          For  the  Years  Ended
                                                           December  31,
                                                         1999               1998
--------------------------------------------------------------------------------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES
     Net  loss                                   $ (1,333,810)     $ (1,134,913)
Adjustments  to  reconcile  net  loss  to  net  cash  used
 in  operating  activities:
     Depreciation                                      13,834              6,629
Amortization  of  prepaid  advertising                458,934             11,651
Bad  debt  expense                                     64,967                  0
Allowance  for  sales  returns                        462,677                  0
Loss  on  purchase  of  subsidiary                    750,000                  0
Common  stock  issued  for  services                  198,000            129,750
     Changes  in  assets  and  liabilities:
     Restricted  cash                                (983,795)                 0
Accounts  receivable                                  (64,967)                 0
Accounts  receivable  -  other                       (800,076)                 0
Inventory                                             (30,420)          (27,342)
Deposits                                                    0             19,727
Prepaids  and  advances                              (290,051)            15,331
Prepaid  advertising                                 (980,798)          (96,952)
Accounts  payable                                     871,734             73,159
Accrued  expenses                                     161,375              5,318
     Net  Cash  Used  in  Operating  Activities    (1,502,396)         (997,642)
CASH  FLOWS  FROM  INVESTING  ACTIVITIES
     Purchase  of property and equipment              (10,700)          (51,343)
Patent  and  trademark  costs                               0           (19,783)
     Net  Cash  Used  in  Investing  Activities       (10,700)          (71,126)
CASH  FLOWS  FROM  FINANCING  ACTIVITIES
     Proceeds  from  notes  payable
-  related  parties                                   475,000             87,500
Payments  on  notes payable - related parties        (202,344)                 0
Proceeds  from  notes  payable                        200,000             40,000
Payments  on  notes  payable                         (127,561)                 0
Proceeds  from  the  line  of  credit                 142,825                  0
Payments  on  line  of  credit                        (10,677)                 0
Proceeds  from  issuance  of common stock             940,000            513,500
Proceeds  from  additional capital contribution             0            340,020
     Net  Cash  Provided  by Financing Activities  $1,417,243          $ 981,020
================================================================================

    The accompanying notes are an integral part of these consolidated financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                Consolidated Statements of Cash Flows (Continued)


                                                          For  the  Years  Ended
                                                             December  31,
                                                         1999               1998
--------------------------------------------------------------------------------
NET  INCREASE  (DECREASE)  IN  CASH  AND  CASH
 EQUIVALENTS                                        $(95,853)          $(87,748)
CASH  AND  CASH  EQUIVALENTS,  BEGINNING
 OF  YEAR                                            122,257             210,005
CASH  AND  CASH EQUIVALENTS, END OF YEAR             $26,404            $122,257
Cash  payments  for:
     Income  taxes                                   $     0           $       0
Interest                                             $22,439           $   3,615
Non-cash  financing  activities:
     Common  stock  issued for services             $198,000            $129,750
Common  stock  issued  for  subsidiary              $750,000                  $0
================================================================================

    The accompanying notes are an integral part of these consolidated financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  1  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     Organization

Reliant Interactive Media Corporation (formerly Reliant Corporation) (the Company) was organized under the laws of the State of Utah on July 30, 1984. The Company subsequently ceased its original business activity in 1993 and was not engaged in any business activity but was seeking potential investments or business acquisitions and consequently was considered a development stage company as defined in SFAS No. 7 until January 1, 1999. At the time of the acquisition, the Company was a non-operating public shell with nominal assets. The Company changed its name from Reliant Corporation to Reliant Interactive Media Corporation (Reliant) in August 7, 1998.

Kevin Harrington Enterprises, Inc. (KHE) was organized under the laws of the State of Florida on June 15, 1995. The Company is currently developing a dual flame lighter/cutter cigar product.

Cigar Television Network, Inc. (Cigar TV) was organized under the laws of the State of Florida on April 1, 1998. The Company was formed to create a cigar related television show that will air monthly on a national television network as well as being on the Internet. Cigar TV in conjunction with major magazines will operate its TV show in conjunction with an Internet site currently under development called CigarNow.com.

On July 21, 1998, the Company completed an agreement and plan of reorganization whereby Reliant issued 11,848,000 shares of its common stock in exchange for all of the outstanding common stock of KHE and Cigar TV. Kevin Harrington, Chairman and CEO of the Company, was the controlling shareholder of both KHE and Cigar TV at the time of the reorganization. Immediately prior to the agreement and plan of reorganization, the Company had 2,852,000 shares of common stock issued and outstanding. The reorganization was accounted for as a recapitalization of KHE and Cigar TV because the shareholders of KHE and Cigar TV controlled the Company immediately after the acquisition. Therefore, KHE and Cigar TV are treated as the acquiring entities. Accordingly, there was no adjustment to the carrying value of the assets or liabilities of KHE and Cigar TV. Reliant is the acquiring entity for legal purposes and KHE and Cigar TV are the surviving entities for accounting purposes. On August 7, 1998, the shareholders of the Company authorized a reverse stock split of 1-for-5 prior to the agreement and plan of reorganization. All references to shares of common stock have been retroactively restated.

     New  Accounting  Pronouncement
In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities which requires companies to record derivatives as assets and liabilities, measured at fair market value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The adoption of this statement had no material impact on the Company s financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  1  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     Basic  Loss  Per  Share
The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements as follows:
          Loss               Shares               Per  Share
     (Numerator)               (Denominator)               Amount
--------------------------------------------------------------------------------
  For  the  year  ended
  December  31,  1999     $     (1,333,810)          5,418,627          $(0.25)
  For  the  year  ended
  December  31,  1998     $     (1,134,913)          2,673,410          $(0.42)

Fully diluted earnings (loss) per share is not presented, as any common stock equivalents are antidilutive in nature.

     Accounting  Method
The Company s financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

     Cash  and  Cash  Equivalents
For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.

     Inventory
Inventory is stated at the lower of cost determined by the first-in, first-out method or market. Inventory is made up of finished goods held for sale by the Company.

     Property  and  Equipment
Property and equipment are stated at cost less accumulated depreciation. Expenditures for small tools, ordinary maintenance and repairs are charged to operations as incurred. Major additions and improvements are capitalized. Depreciation is computed using the straight-line method over estimated useful lives as follows:

     Office  furniture  and  equipment                           5  to  7  years
     Machinery  and  equipment                                   5  to  7  years

     Depreciation  expense  for  the  year  ended December 31, 1999 was $13,834.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  1  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     Patent  Costs
These costs will be amortized on the straight-line method over their remaining lives beginning when the patents are received in 2000.

     Prepaid  Advertising
     Prepaid  advertising  consisted  of  the  following  at  December 31, 1999:

     Production  costs  of  infomercials     $810,979
Production  costs  of  tv  shows               52,430
     Subtotal          863,404
Less:  accumulated  amortization            (256,243)
     Net  prepaid  advertising               $607,166

These advertising costs are amortized over the useful life of the infomercials and tv shows which is estimated at 18 months. The production costs begin amortizing when they begin broadcasting. Each product that has production costs is evaluated at year end for the recoverability of those costs. Production costs of products that are no longer being sold are fully expensed in the year that sales cease. Amortization expense relating to prepaid advertising was $458,934 for the year ended December 31, 1999 and is included in selling and marketing expense.

     Credit  Risks
The Company maintains its cash accounts primarily in one bank in Florida. The Federal Deposit Insurance Corporation insures accounts to $100,000. The Company s accounts occasionally exceed the insured amount.

     Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

     Principles  of  Consolidation
The consolidated financial statements include the accounts of Reliant Interactive Media Corporation (Reliant), Kevin Harrington Enterprises, Inc.
(KHE) (a wholly-owed subsidiary), TPH Marketing, Inc. (TPH) (a wholly-owned subsidiary), and Cigar Television Network, Inc. (Cigar TV) (a wholly-owned subsidiary). All significant intercompany accounts and transactions have been eliminated in the consolidation.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  1  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     Income  Taxes
Under the provisions of SFAS No. 109, the Company s policy is to provide deferred income taxes related to property and equipment, inventories, net operating losses and other items that result in differences between the financial reporting and tax basis of assets and liabilities.

No provision for federal income taxes has been made at December 31, 1999 due to accumulated operating losses. The Company has accumulated approximately $2,100,000 of net operating losses as of December 31, 1999, which may be used to reduce taxable income and income taxes in future years. The use of these losses to reduce future income taxes will depend on the generation of sufficient taxable income prior to the expiration of the net operation loss carryforwards. Accordingly, a valuation allowance has been provided for the net operating losses in full. The carryforwards expire in 2019. KHE and Cigar TV operated as S corporations prior to their acquisition in 1998. The results of their operations since acquisition have been included in the net operating loss at December 31, 1999 and 1998.

     Revenue  Recognition
Revenue is recognized upon shipment of goods to the customer. The Company has adopted a returns policy whereby the customer can return any goods received within 30 days of receipt for a full refund. The Company makes an allowance for returns based on past history and experience. At December 31, 1999, the allowance was $462,677.

     Restricted  Cash
The Company uses the services of an independent fulfillment center (the Center) to receive and process orders for the Company. The Center collects payments from charge cards or checks. The Center has set up a cash reserve for potential charge card chargebacks and returns of product for refund. The chargeback reserve is 3% of all charge card sales and any chargebacks are credited out of this reserve. The reserve for returns is 7% on all sales and any returns are refunded out of this reserve. The total cash reserved at December 31, 1999 was $983,795 and has been classified as restricted cash.

     Deferred  Stock  Offering  Costs
Deferred stock offering costs are recorded at cost. The costs will be charged to paid-in capital upon completion of the offering.

NOTE  2  -     REVERSE  STOCK  SPLIT

On March 23, 1999, the Company completed a reverse stock split on a 1 share for 5 share basis. No shareholder was reduced to less than 100 shares. All references to shares issued and outstanding have been restated to reflect the reverse stock split.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  3  -     COMMITMENTS  AND  CONTINGENCIES

     Employment  Agreements
The Company has entered into an employment agreement with Kevin Harrington, CEO of the Company. Mr. Harrington will receive an annual salary of $120,000 and it will increase by $12,000 each year over the life of the agreement. In addition, Mr. Harrington shall receive 100,000 shares of the Company s common stock for each $10,000,000 in gross revenues of the Company with a maximum of 3,000,000 shares to be issued. No shares have been issued at December 31, 1999 as a result of this revenue performance bonus. The employment agreement ends on December 1, 2003.

The Company has entered into an employment agreement with Tim Harrington, President of the Company. Mr. Harrington will receive an annual salary of $96,000 and it will increase by $12,000 each year over the life of the agreement. In addition, Mr. Harrington shall receive 100,000 shares of the Company s common stock for each $10,000,000 in gross revenues of the Company with a maximum of 2,000,000 shares to be issued. No shares have been issued at December 31, 1999 as a result of this revenue performance bonus. The employment agreement ends on December 1, 2003.

The Company has entered into an employment agreement with Mel Arthur, Executive Vice President of the Company. Mr. Arthur will receive an annual salary of $42,000. In addition, Mr. Arthur shall receive 100,000 shares of the Company s common stock for each $10,000,000 in gross revenues of the Company with a maximum of 900,000 shares to be issued. No shares have been issued at December 31, 1999 as a result of this revenue performance bonus. The employment agreement ends on December 31, 2003.

     Operating  Leases
The Company leases its office space in Clearwater, Florida on a month-to-month basis. The lease obligation was $9,406 per month. Subsequent to year end, the Company moved to a new office located in Tampa, Florida (see Note 11).

NOTE  4  -     RECEIVABLES  -  OTHER

The Company uses the services of a fulfillment center (Center) located in Dallas, Texas. The Center receives, processes and ships orders on behalf of the Company. The Center also collects payment on the products it sells for the Company. At December 31, 1999, the Center owed the Company $800,076 resulting from payments received less amounts due the Center for the services it rendered to the Company.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  5  -     COMMON  STOCK  TRANSACTIONS

During 1998, the Company sold 329,770 shares of its common stock for $513,500 or an average price of $1.56 per share. The Company also issued 103,800 shares of its common stock for services rendered, valued at $129,750 or $1.25 per share.

During the first quarter of 1999, the Company sold 248,000 post-split shares of its common stock for $390,000 or an average price of $1.57 per share. The Company also issued 38,200 post-split shares of its common stock for services rendered, valued at $47,750 or $1.25 per share. The shares were valued at the market price of the stock at the time of issuance.

During the second quarter of 1999, the Company sold 600,000 shares of its common stock for $300,000 or $0.50 per share. In addition, the Company sold 250,000 shares of its common stock to a related company for $250,000 or $1.00 per share. The Company also issued 25,500 shares of its common stock for services rendered, valued at $12,750 or $0.50 per share, the market price of the stock at the time of issuance.

During the third quarter of 1999, the Company issued 100,000 shares of its common stock for services rendered, valued at $50,000 or $0.50 per share, the market price of the stock at the time of issuance.

During the fourth quarter of 1999, the Company issued 175,000 shares of its common stock for services rendered, valued at $87,500 or $0.50 per share, the market price of the stock at the time of issuance.

On May 3, 1999, the Company acquired TPH Marketing, Inc. (TPH). TPH s two (2) shareholders are the Company s CEO and his brother, making this a related party transaction. The Company acquired 100% of TPH and TPH became a wholly-owned subsidiary. The Company issued 1,500,000 post-split shares of its common stock in the acquisition. The shares were valued at $750,000 or $0.50 per share, the market price of the stock at the time of the acquisition. TPH had no financial statements or assets and liabilities at the time of acquisition. The essence of the arrangement was to provide Kevin Harrington and Tim Harrington additional compensation in the form of common stock through the purchase of TPH. As a result, the shares are being shown as issued for compensation expense with a charge to operating expenses in the amount of $750,000.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  6  -     NOTES  PAYABLE  -  RELATED  PARTIES

     Notes  payable  -  related  parties  consisted  of  the  following:
                                                                   December  31,
                                                                        1999
--------------------------------------------------------------------------------

     Note  payable  to  a  shareholder,  unsecured,  interest
 at  8.0%,  interest  payments  due  quarterly  beginning
 March  31,  1999,  principal  balance  due  December 31, 2000.     $     35,156

     Note  payable  to  a  shareholder,  unsecured,  interest
 at  8.0%,  interest  payments  due  quarterly  beginning
 March  31,  1999,  principal  balance  due  December  31, 2000.          50,000

     Note  payable  to  a  related  company,  unsecured,
 interest  at  10%,  principal  and  interest  balance
 due  on  demand.                                                        125,000

     Note  payable  to  a  related  company,  unsecured,
 interest  at  10%,  principal  and  interest  balance
 due  on  demand.                                                        100,000

     Note  payable  to  a  related  company,  unsecured,
 interest  at  10%,  principal  and  interest  balance
      due  June  1,  2000.                                                50,000
================================================================================
     Total  notes  payable  -  related  parties                          360,156

     Less:  current  portion                                           (360,156)
     Long-term  notes  payable  -  related  parties                      $     0

     Maturities  of  notes  payable  -  related  parties  are  as  follows:

                   Year  Ending
                   December  31,
                      2000                   $360,156
                   Thereafter                       0
                   Total                     $360,156

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  7  -     NOTES  PAYABLE

     Notes  payable  consisted  of  the  following:

                                                                   December  31,
                                                                        1999
--------------------------------------------------------------------------------

     Note  payable  to  Nations  Bank,  secured  by  stock,
 interest  at  10%,  interest  payments  due  monthly,
 principal  balance  due  on  demand.                               $     39,724

     Note  payable  to  a  company,  unsecured,  interest
 at  8.0%,  interest  payments  due  monthly,  principal
 balance  due  July  8,  2000.                                            72,715

     Total  notes  payable                                               112,439

     Less:  current  portion                                           (112,439)

     Long-term  notes  payable                                           $     0

     Maturities  of  notes  payable  are  as  follows:

                         Year  Ending
                        December  31,

                           2000                       $     112,439
                        Thereafter                                0

                        Total                         $     112,439

NOTE  8  -     LINE  OF  CREDIT

The Company has a line of credit with Nations Bank of $150,000. As of December 31, 1999, the balance owed was $132,148. Borrowings under the line of credit are guaranteed by the Company and bear interest at 9.5%.

NOTE  9  -     FINANCIAL  INSTRUMENTS

Statement of Financial Accounting Standards No. 107 (SFAS 107), Disclosures About Fair Value of Financial Instruments requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of a financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The following methods and assumptions were used to estimate fair value:

The carrying amount of cash equivalents, accounts receivable and accounts payable approximate fair value due to their short-term nature. The carrying amount of long-term debt approximates fair value based on the borrowing rate (10.0%) currently held by the Company for a bank loan.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999

NOTE  10  -     OUTSTANDING  STOCK  OPTIONS

The Company applies Accounting Principles Board ( APB ) Option 25, Accounting for Stock Issued to Employees, and related Interpretations in accounting for all stock option plans. Under APB Option 25, compensation cost is recognized for stock options granted to employees when the option price is less than the market price of the underlying common stock on the date of grant.

FASB Statement 123, Accounting for Stock-Based Compensation ( SFAS No. 123 ), requires the Company to provide proforma information regarding net income and net income per share as if compensation costs for the Company s stock option plans and other stock awards had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock award at the grant date by using the Black-Scholes option pricing model with the following weighted average assumptions used for grants, respectively; dividend yield of zero percent for all years; expected volatility of 32 percent for all years; risk-free interest rates of 10.0 percent and expected lives of 4.5 years.

Under the accounting provisions of SFAS No. 123, the Company s net loss would have been increased by the pro forma amounts indicated below:

                                                         1999               1998
     Net  loss:
  As  reported                           $     (1,333,810)     $     (1,134,913)
  Pro  forma                                   (1,496,455)           (1,134,913)
     Net  loss  per  share:
  As  reported                                $     (0.25)          $     (0.42)
  Pro  forma                                        (0.28)                (0.42)

During the initial phase-in period of SFAS 123, the effect on pro forma results are not likely to be representative of the effects on pro forma results in future years since options vest over several years and additional awards could be made each year.

A summary of the status of the Company s stock option plans as of December 31, 1999 and changes during the year is presented below:
                                                       December  31,
                                                           1999
                                                                        Weighted
                                                                         Average
                                                                        Exercise
                                                      Shares               Price

     Outstanding,  beginning  of period                    0           $       0
     Granted                                         420,000                5.00
Canceled                                                   0                   0
Exercised                                                  0                   0

     Outstanding,  end  of period                    420,000          $     5.00

     Exercisable,  end  of period                    105,000          $     2.50

     Weighted  average  fair  value  of  options  and  warrants
 granted  during  the  year                                                $2.12

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                                December 31, 1999


NOTE  10  -     OUTSTANDING  STOCK  OPTIONS  (Continued)

                                 Outstanding                   Exercisable
                                  Weighted
                                  Average      Weighted                 Weighted
                    Number       Remaining       Average     Number      Average
                 Outstanding    Contractual     Exercise   Exercisable  Exercise
Exercise Prices  at 12/31/99       Life         Price     at 12/31/99     Price
$2.50               105,000       4.50          $2.50        105,000       $2.50
 4.00               105,000       4.50           4.00              0           0
 6.00               105,000       4.50           6.00              0           0
 7.50               105,000       4.50           7.50              0           0
$2.50 - 7.50        420,000       4.50          $5.00        105,000       $2.50

The options were granted as compensation and additional bonuses to certain officers of the Company. These options were issued with an exercise price above the market value of the stock at the date of issuance.

Additional stock options are available to Kevin Harrington, Tim Harrington and Mel Arthur based on the stock trading performance of the Company s common stock. If the Company s shares are trading at a price of $15.00 per share, 256,500 options will be granted at an exercise price of $7.50 per share. If the Company s shares are trading at a price of $20.00 per share, 256,500 options will be granted at an exercise price of $7.50 per share. If the Company s shares are trading at a price of $25.00 per share, 327,000 options will be granted at an exercise price of $7.50 per share. As of December 31, 1999, the Company s common stock has not reached any of the performance measurements mentioned above.

NOTE  11  -     SUBSEQUENT  EVENTS

     Office  Lease
The Company entered into a five (5) year non-cancelable office lease beginning March 1, 2000. Payments are currently $13,422 per month through August 2000 and increase to $14,902 in September 2000. Future minimum lease payments under the lease are as follows:
      Year  ending          Operating
      December  31,           Lease
       2000                  $140,143
       2001                   185,304
       2002                   193,079
       2003                   200,854
       2004                   208,629
       2005 and thereafter     34,988
   Total  lease  payments    $962,997

--------------------------------------------------------------------------------
                                     Annex D

                   JUNE 30, 2000 QUARTERLY REPORT FOR RELIANT
                                  ON FORM 10-QSB
--------------------------------------------------------------------------------

                                  FORM 10-Q-SB-A1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


              [X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       For the Quarter ended June 30, 2000

                        Commission File Number:  0-26699


                         Reliant Interactive Media Corp.

                          formerly  Reliant Corporation

  Nevada                                                              87-0411941
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


2701  N.  Rocky  Point  Dr.,  Suite  200,  Tampa,  Florida                 33607
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (813)  282-1717


Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None


Securities  registered  pursuant  to  Section  12(g)  of  the Act:     7,015,971

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

As of June 30, 2000 the number of shares outstanding of the Registrant's Common Stock was 7,015,971.

                          PART I: FINANCIAL INFORMATION

     Attached hereto and incorporated herein by this reference are the following financial statements:
--------------------------------------------------------------------------------
Exhibit      FINANCIAL  STATEMENTS
00QF-2     Un-Audited  Financial  Statements  for  the six months ended June 30,
           2000                                                         136
--------------------------------------------------------------------------------


       ITEM 1.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A)  PLAN  OF  OPERATION  FOR  THE  NEXT  TWELVE  MONTHS.

     CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS. We are a development stage company with operations and revenues. We are in the zone of marginal profitability, but have only limited capital resources. While revenues are increasing significantly, it may be necessary for us to seek additional capital over time to optimize the accomplishment of our business plan. The following disclosure treats our interim funding for the year now past, and our plans and arrangements for future funding. Without regard to whether current revenues might be sufficient to maintain liquidity, new projects must be undertaken to generate future revenues. Every media-marketing project has a useful life, some longer or shorter than others, but all eventually run their course. We do not consider it prudent to be passive about generating new projects, and we have determined that significant new funds are highly desirable, and possibly necessary to aggressively approach operations in the second half of year 2000.

     We have entered into two letter agreements with Institutional Equity Corporation ( IEC ):

     First, an engagement letter for IEC to conduct a private placement for us, to raise a minimum of $500,000 and a maximum of $2,000,000 (to be in reliance on Regulation D, Rule 506, and section 4(2) of the Securities Act of 1933). Units consisting of 10,000 shares each are to be sold for $20,000 each. The sum of $1,000,000 was raised in this private placement, and it has been closed. IEC is to be paid a fee equal to 10% of the proceeds and has the right to acquire up to 100,000 shares of common stock, at $3.00 per share, for every million dollars raised, or a proportional fractional adjustment. This right to acquire shares lasts until 18 months from the closing of the placement. The placement is on a best efforts basis. There is no guaranty that any shares will be placed.

     Second, a firm commitment has been received from IEC to raise $10,000,000 in a registered offering of securities. The structure of this offering has not been determined. Gross underwriting discounts of approximately 10% of the offering price and a 2% non-accountable expense allowance is to be paid to IEC from these offering proceeds. A $50,000 fee has been paid towards an advance of $100,000 to be applied against the gross underwriting commissions. This $50,000 fee was funded by a loan of that amount from Oasis Entertainment's Fourth Movie Project, Inc., a shareholder of Reliant. The loan is payable in six months from December 1, 1999, and bears 10% interest per annum. The expenses of IEC in connection with this offering will also be reimbursed from the offering proceeds and are estimated to be $650,000. IEC will also receive warrants for 10% of the securities purchased by underwriters, good for four years, at an exercise price of 120% of the offering price. It is doubtful, however , that we will proceed with this underwriting.

has been received in the year 2000. A minimum of $500,000.00 was required in order to satisfy the escrow and release funds. The funds have now been disbursed and the 10% commission paid.

     We believe that our present arrangements will provide sufficient working capital to continue operations for the next twelve months. There can be no guaranty that unrealized funding will be realized.

     SUMMARY  OF  PRODUCT  RESEARCH  AND  DEVELOPMENT

     Our product development/marketing department is our most vital component. Kevin and Tim Harrington, along with Mel Arthur, actively participate on a daily basis in the ongoing effort to research and develop new products that may be suited for direct response television marketing and subsequent marketing through non-infomercial distribution channels. This group develops new product ideas from a variety of sources, including inventors, suppliers, trade shows, industry conferences, strategic alliances with manufacturing and consumer product companies and our ongoing review of new developments within its targeted product categories. As a result of management's prominence in the infomercial and retail television industry, it also receives unsolicited new product proposals from independent third parties. During the evaluation phase of product development, we evaluate the suitability of the product for television demonstration and explanation as well as the anticipated perceived value of the product to consumers, determines whether an adequate and timely supply of the product can be obtained and analyzes whether the estimated profitability of the product satisfies our criteria.

     We are devoting attention to the development and products specifically targeted at markets outside of North America. We will review its infomercial library on an ongoing basis to select those products which it believes will be successful in Europe and/or Asia and/or its other international markets. When a product which was initially sold domestically is selected for international distribution, the infomercial is dubbed and product literature is created in the appropriate foreign languages. In addition, a review of the product's and the infomercial's compliance with the local laws completed. Our licensed distributor then begins airing the infomercial internationally. We also air shows and distributes products of other independent domestic infomercial companies.

     We obtain the rights to new products created by third parties through various licensing arrangements generally involving royalties related to sales of the product. The amount of the royalty is negotiated and generally depends upon the level of involvement of the third party in the development and marketing of the product. We generally pay the smallest royalty to a third party that only provides a product concept. A somewhat higher royalty is paid to a third party that has fully developed and manufactured a product. We also obtain the rights to sell products which have already been developed, manufactured and marketed through infomercials produced by other companies. In such cases, we generally pay a higher royalty rate to the third party because of the relatively small amount of our resources required to develop the product. We generally seek exclusive worldwide rights to all products in all means of distribution. In some cases, we do not obtain all marketing and distribution rights, but seek to receive a royalty on sales made by the licensor pursuant to the rights retained by the licensor.

     EXPECTED  PURCHASE  OR  SALE  OF  PLANT  AND  SIGNIFICANT  EQUIPMENT. None.

     EXPECTED  SIGNIFICANT  CHANGE  IN  THE  NUMBER  OF  EMPLOYEES.  None.

 (B)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     During the final quarter of 1999, sales continued to grow from projects in place, led by those developed in the previous quarters and the new computer infomercial. In the first quarter of the current year 2000, the increase in revenues and profitability has been demonstrated.

     RESULTS OF OPERATIONS. Sales in the first quarter of 1999 were $352,477, rising to $20,131,204 in the current quarter. In 1998, costs of sales were $66,664, and gross profit was $53,580. First Quarter comparisons for 1999/2000 quarters show the following:

March 31. . .      1999         2000
------------------------------------
Net Sales . .   352,477   20,131,204
               ---------  ----------
Cost of Sales   284,523   16,354,755
Gross Profit.    67,954    3,785,449
               ---------  ----------
Operating
Expenses. . .   699,101    3,663,584
               ---------  ----------
Result of
Operations. .  (631,147)     121,865
====================================


     It is apparent that the cost of sales has remained virtually constant at 81% of sales, and that a 19% margin of gross profit has been maintained. It is also apparent that operating expenses have improved from 198% of sales in the 1999 quarter down to 18% in the current quarter, with resulting profitability indicated.

     Second  Quarter  comparisons  for  1999/2000  quarters  show the following:

June 30 . . .       1999         2000
-------------------------------------
Net Sales . .  2,885,013   18,804,606
               ----------  ----------
Cost of Sales  1,602,622   15,604,612
Gross Profit.  1,282,391    3,199,994
               ----------  ----------
Operating
Expenses. . .  1,907,561    2,926,015
               ----------  ----------
Result of
Operations. .   (625,170)     273,979

     Second Quarter six month comparisons for 1999/2000 quarters show the following:

June 30 . . .        1999         2000
--------------------------------------
Net Sales . .   3,237,490   38,935,810
               -----------  ----------
Cost of Sales   1,887,145   31,950,367
Gross Profit.   1,350,345    6,985,443
               -----------  ----------
Operating
Expenses. . .   2,606,662    6,589,599
               -----------  ----------
Result of
Operations. .  (1,256,317)     395,844


     The trend toward profitability has continued in the six months ended June 30, 2000. Operating income (shown in the tables as results of operations) expressed as a percentage of Net sales shows: (three months) 273,979/18,804,606 = 1.5%; (six months) 395,844/38,935,810 = 1.0%. These compare to net losses in 1999 periods. While profitability has been achieved, the margin of profitability of less than 2% is not so substantial as to give lasting comfort to our management. We have not yet approached our potential profitability in the opinion of management. We have not achieved a sufficient momentum of successes to assure future profitability. One very successful program may defer the expenses of several failures. The number of attempts is therefore material to the probability of significant improvement in the ultimate margin of profitability. This analysis leads to conclusion that we will require supplemental capital to maintain and increase the number of its projects, in order to continue our improvement beyond its present marginal profitability, or that we will have to find ways to increase its margin of profitability.

     Product sales are expected to increase in direct proportion to our ability to acquire media time to promote them. Promotional advertising drives sales in our business. It is for this reason that increasing revenues do not provide assurance that markets have been saturated with as much advertising as would be productive. For this reason, additional capital, whether or not necessary for fundamental survival, is desired and important for optimum growth. Management is of the opinion that additional internal capital would relieve the burden of debt service and materially improve profitability.

     Cost of goods sold included the total cost of acquiring actual products for resale and costs and expenses related to sales. Returns and allowances are deducted from sales.

     It follows that a mature analysis requires the cautionary statement, that there is no assurance that we will achieve substantially greater profitability, and that to do so, we must expand our operations with more projects (some of which may succeed, some may not); and to expand operations, we must augment our capital resources.

      Management believes that revenues and growth will continue to increase, but to achieve the continued growth of our business, advertising, promotional and production expenses will remain significant. While the upside potential from successful infomercial marketing is tremendous, the risk of failure is always present. Some of the projects may fail, or all may fail. If some are successful, the success may offset the losses from others significantly or may not. Accordingly, there can be no assurance that substantial profitability will be sustained in the next twelve months in proportion to the rate of growth achieved by this quarterly comparison.

     There can be no assurance that we will be successful in raising capital through private placements or otherwise. Even if we are successful in raising capital through the sources specified, there can be no assurances that any such financing would be available in a timely manner or on terms acceptable to us and our current shareholders. Additional equity financing could be dilutive to our then existing shareholders, and any debt financing could involve restrictive covenants with respect to future capital raising activities and other financial and operational matters.

     Please see Part II, Item 6 for preliminary information concerning the probable acquisition of Reliant Interactive Media Corp. (us) by TeleServices Internet Group, Inc. ("TSIG") (OTCBB:TSIG)


                           PART II: OTHER INFORMATION

                           ITEM 1.  LEGAL PROCEEDINGS

     There are no proceedings, legal, enforcement or administrative, pending, threatened or anticipated involving or affecting this Issuer, except as disclosed herein. We had been named as a defendant in California state court action seeking damages for rent based upon an oral lease/agreement. Management has cross-complained against certain third parties believed to be responsible. Management has settled the claim against it for the nominal sum of $4,750. As of this date our cross-complaint is still pending. As of this date, this matter is not deemed to have any material impact upon us or our financial condition.

                          ITEM 2.  CHANGE IN SECURITIES

                                      None

                    ITEM 3.  DEFAULTS UPON SENIOR SECURITIES

                                      None

           ITEM 4.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

                                      None

                           ITEM 5.  OTHER INFORMATION

     We have not changed Auditors, but our Auditors have changed the name of their firm, from Jones & Jensen to HJ & Associates, LLC. There has been no disagreement with any auditor as to any item or matter relating to our audit or audit procedure.


                    ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

    On June 26, 2000, TeleServices Internet Group, Inc., known as TSIG.com, announced that it has entered into a definitive agreement to acquire the assets of Reliant interactive Media Corporation, subject to approval by Reliant Shareholders. A copy of that News Release was attached and filed as an Exhibit to a Form 8-KSB filed on June 26, 2000.

     At the time of this report certain material terms of the agreement with TSIG.com have been re-negotiated. An information statement will be filed with The Securities and Exchange Commission and mailed to our shareholders as soon As practicable to disclose the complete terms of this proposed transaction.


                                  EXHIBIT INDEX

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
Exhibit                      FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
00QF-2     Un-Audited  Financial  Statements  for  the six months ended June 30,
           2000                                                            136
--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-Q Report for the Quarter ended June 30, 2000 has been signed below by the following persons on behalf of the Registrant and in the capacity and on the date indicated.


                              Dated: June 30, 2000
                         RELIANT INTERACTIVE MEDIA CORP.

                          formerly Reliant Corporation

                                       by

/s/Kevin Harrington                                /s/Tim Harrington
   Kevin  Harrington                                  Tim  Harrington
   chairman and ceo/director                          president and coo/director



/s/Mel Arthur                                      /s/Karl E. Rodriguez
Mel  Arthur                                           Karl  E.  Rodriguez
executive vice president/director                     secretary/director

--------------------------------------------------------------------------------
                                 EXHIBIT 00FQ-2

                         UN-AUDITED FINANCIAL STATEMENTS

                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS
                       JUNE 30, 2000 AND DECEMBER 31, 1999
--------------------------------------------------------------------------------

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                           Consolidated Balance Sheets

                                     ASSETS
                                                 June  30,         December  31,
                                                   2000                1999
                                               (Unaudited)
--------------------------------------------------------------------------------
CURRENT  ASSETS

     Cash  and  cash equivalents (Note 1) . . $     23,480          $     26,404
     Restricted  cash  (Note  1) . . . . . . . . 2,497,213               983,795
     Accounts  receivable  -  net  (Note  1) . . . 277,120                     0
     Receivables  -  other  (Note  4) . . . . . . . . .  0               800,076
     Inventory  (Note  1) . . . . . . . . . . . . . 48,479                57,762
     Employee  advances . . . . . . . . . . . . . . 18,066                10,923
     Prepaid  expenses . . . . . . . . . . . . . . 418,750               229,128
                                                 ---------          ------------
          Total  Current  Assets . . . . . .  $  3,283,108          $  2,108,088
                                              ============          ============
PROPERTY  AND  EQUIPMENT  (Note  1)
     Machinery  and  equipment . . . . . . . . . .  36,625                36,625
     Office  furniture  and  equipment . . . . . .  45,292                45,292
     Leasehold  improvements . . . . . . . . . . .  37,239                     0
                                                 ---------          ------------
          Total  Property  and  Equipment . . . .  119,156                81,917
          Less: Accumulated depreciation . . . . . (34,304)             (24,092)
                                                 ---------          ------------
          Net  Property  and  Equipment . . . . . . 84,852                57,825
                                                 ---------          ------------
OTHER  ASSETS
     Deferred stock offering costs (Note 1) . . . . 50,000                50,000
     Deposits . . . . . . . . . . . . . . . . . . . 79,885                12,773
     Prepaid  advertising  (Note  1) . . . . . . . 966,282               607,166
     Patent  costs  (Note  1) . . . . . . . . . . . 26,668                26,668
                                                 ---------          ------------
          Total  Other  Assets . . . . . . . . . 1,122,835               696,607
                                                 ---------          ------------
          TOTAL  ASSETS . . . . . . . . .  $     4,490,795          $  2,862,520
                                              ============          ============

  The accompanying notes are an integral part of these financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                     Consolidated Balance Sheets (Continued)

LIABILITIES  AND  STOCKHOLDERS'  EQUITY
                                                 June  30,         December  31,
                                                   2000                1999
                                               (Unaudited)
--------------------------------------------------------------------------------
CURRENT  LIABILITIES

     Accounts  payable . . . . . . . . . . . $     760,643         $     944,926
     Accrued  expenses . . . . . . . . . . . . . . 166,022               166,793
     Payables  -  other  (Note  4) . . . . . . . .  92,034                     0
     Allowance for sales returns (Note 1) . . . .  595,368               462,677
     Notes payable-current portion (Note 7) . . .  318,474               112,439
     Notes payable-related parties (Note 6) . .  . 360,156               360,156
     Line  of  credit  (Note  8) . . . . . . . . . . . . 0               132,148
                                                 ---------          ------------
          Total  Liabilities . . . . . . . . . . 2,292,697             2,179,139
                                              ============          ============

COMMITMENTS  AND  CONTINGENCIES  (Note  3)

STOCKHOLDERS'  EQUITY

     Common  stock:  50,000,000  shares  authorized  of  $0.001 par  value,  7,015,971  and  6,310,271  shares  issued
      and  outstanding,  respectively . . . . . . .  7,016                 6,310
     Additional  paid-in  capital . . . . . . .  4,377,393             3,245,049
     Accumulated  deficit . . . . . . . . . .  (2,186,311)           (2,567,978)
                                                 ---------          ------------
          Total  Stockholders'  Equity           2,198,098               683,381
                                                 ---------          ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $   4,490,795         $   2,862,520
                                              ============          ============

  The accompanying notes are an integral part of these financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                      Consolidated Statements of Operations
                                   (Unaudited)


                         For the Three Months Ended      For the SixMonths Ended
                                  June 30,                    June  30,
                           2000           1999           2000           1999
--------------------------------------------------------------------------------
NET  SALES . . . . . .  $ 18,804,606  $  2,885,013   $ 38,935,810   $  3,237,490

COST  OF  SALES . . . .   15,604,612     1,602,622     31,950,367      1,887,145
                        ------------  ------------   ------------   ------------
GROSS  PROFIT . . . . . .  3,199,994     1,282,391      6,985,443      1,350,345
                        ------------  ------------   ------------   ------------
OPERATING  EXPENSES

Depreciation . . . . . . . .   5,727         2,676         10,212          5,352
General and administrative 2,009,958     1,815,485      3,948,251      2,296,363
Selling  and  marketing . .  668,033        72,399      2,142,012        274,995
Royalties . . . . . . . . .  184,196             0        398,811              0
Rent . . . . . . . . . . . .  58,101        17,001         90,313         29,952
                        ------------  ------------   ------------   ------------
Total Operating Expenses   2,926,015     1,907,561      6,589,599      2,606,662
                        ============  ============   ============   ============
OPERATING INCOME (LOSS) . .  273,979      (625,170)       395,844    (1,256,317)
                        ------------  ------------   ------------   ------------
OTHER  INCOME  (EXPENSES)

     Interest  expense . .   (4,055)      (14,941)        (16,122)      (20,061)
     Interest  income . . .    1,775            95           1,945            95
                        ------------  ------------   ------------   ------------
Total Other
Income (Expenses) . . . . .  (2,280)      (14,846)        (14,177)      (19,966)
                        ============  ============   ============   ============
INCOME (LOSS) BEFORE
INCOME TAXES . . . . . . .   271,699     (640,016)        381,667    (1,276,283)
INCOME  TAXES . . . . . . . . .    0             0              0              0
                        ------------  ------------   ------------   ------------
NET  INCOME  (LOSS) . .   $  271,699   $ (640,016)   $    381,667   $(1,276,283)
                        ============  ============   ============   ============
BASIC INCOME (LOSS) PER
SHARE (Note 11). . . . .  $     0.04   $    (0.13)   $       0.06   $     (0.29)

FULLY  DILUTED  INCOME  (LOSS)  PER
SHARE  (Note  11) . . .   $     0.04   $    (0.13)   $       0.06   $     (0.29)

  The accompanying notes are an integral part of these financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Consolidated Statements of Stockholders' Equity

                                                     Additional
                              Common  Stock            Paid-in       Accumulated
                          Shares         Amount        Capital         Deficit
--------------------------------------------------------------------------------
Balance, December
31, 1998 . . . . . . .    3,373,570   $      3,374   $  1,359,985   $(1,234,168)

Common stock issue
for  cash . . . . . . . . 1,098,000          1,098        938,902              0

Common stock issued
for services . . . . . . .  338,700            338        197,662              0

Fractional shares issued in the
 reverse stock split . . . . . .  1              0              0              0

Common stock issued for acquisition
of TPH  Marketing, Inc.   1,500,000          1,500        748,500              0

Net loss for the year ended
December 31, 1999 . . . . . . . . 0              0              0    (1,333,810)
                       ------------   ------------   ------------   ------------
Balance,
December 31, 1999 . . . . 6,310,271          6,310      3,245,049    (2,567,978)

Capital withdrawals
(unaudited) . . . . . . . . . . . 0             0        (166,100)             0

Common stock issued for  services
(unaudited) . . . . . . . . 205,700           206         398,944              0

Common  stock  issued  for  cash
 (unaudited) . . . . . . .  500,000           500         999,500              0

Stock offering costs
(unaudited) . . . . . . . . . . . 0             0        (100,000)             0

Net income for the six months
ended June 30, 2000
(unaudited) . . . . . . . . . . . 0             0               0        381,667
                       ------------   ------------   ------------   ------------
Balance, June 30, 2000
(unaudited) . . . . . .   7,015,971    $    7,016    $  4,377,393   $(2,186,311)
                       =============   ==========    ============   ============

  The accompanying notes are an integral part of these financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                       For  the  Three Months Ended   For the Six  Months  Ended
                                 June  30,                    June  30,
                           2000           1999          2000            1999
--------------------------------------------------------------------------------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES

Net  income  (loss) .  $    271,699   $  (640,016)   $    381,667   $(1,276,283)

Adjustments to reconcile net income (loss) to
net cash used in operating activities:
Depreciation . . . . . . . .  5,727          2,676         10,212          5,352
Bad  debts . . . . . . . . . . .  0         17,410              0         17,410
Amortization of
prepaid advertising . . .   173,045              0        367,655              0
Allowance for
sales returns . . . . .   (112,431)              0        132,691              0
Common stock issued
for services . . . . . .    341,400        752,750        399,150        800,500

Changes in assets and liabilities:
Restricted cash .,.,.,  (1,384,498)              0    (1,513,418)              0
Receivables . . . . . .   1,071,403      (799,855)        522,956    (1,065,085)
Inventory . . . . . . . . .   2,962       (64,313)          9,283       (36,971)
Deposits . . . . . . . . . . .    0              0       (67,112)         12,773
Prepaids and advances .   (196,808)         20,396      (196,765)        (1,050)
Prepaid advertising . .   (303,286)      (378,647)      (726,771)      (366,710)
Other assets . . . . . . . . .    0       (10,000)              0       (10,000)
Cash overdraft . . . . . . . .    0         91,647              0         91,647
Accounts payable . . .  (1,000,085)        410,408       (92,249)        488,783
Accrued expenses . . . . . .  (483)          (321)          (771)         38,479
                       ------------   ------------   ------------   ------------
Net Cash Used in
Operating Activities .  (1,131,355)      (597,865)      (773,472)    (1,301,155)
                       ------------   ------------   ------------   ------------
CASH  FLOWS  FROM  INVESTING  ACTIVITIES

Purchase of
property and equipment . . . .    0              0       (37,239)              0
                       ------------   ------------   ------------   ------------
Net Cash Used in
Investing Activities . . . . .    0              0       (37,239)              0
                       ------------   ------------   ------------   ------------
CASH  FLOWS  FROM  FINANCING  ACTIVITIES
                       ------------   ------------   ------------   ------------
Proceeds from notes
payable . . . . . . . .     278,750              0        278,750              0
Capital withdrawals . .    (27,600)              0      (166,100)              0
Proceeds from notes
payable-related parties . . .     0              0              0        247,177
Payments on notes
payable-related parties   .(72,715)        (8,279)       (72,715)        (8,279)
Payments on line of credit. .     0              0      (132,148)              0
Proceeds from issuance
of common stock. . . .    1,000,000        550,000      1,000,000        940,000
Stock offering costs      (100,000)              0      (100,000)              0
                       ------------   ------------   ------------   ------------
Net  Cash  Provided  by  Financing
Activities             $  1,078,435   $    541,721   $    807,787   $  1,178,898
                       ------------   ------------   ------------   ------------

  The accompanying notes are an integral part of these financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                Consolidated Statements of Cash Flows (Continued)
                                   (Unaudited)


                      For  the  Three Months Ended   For the Six  Months  Ended
                                 June  30,                    June  30,
                           2000           1999           2000           1999
                       ------------   ------------   ------------   ------------
NET  INCREASE  (DECREASE)  IN  CASH  AND
 CASH  EQUIVALENTS . . $   (52,920)   $   (56,144)   $    (2,924)   $  (122,257)

CASH  AND  CASH  EQUIVALENTS,
 BEGINNING  OF  PERIOD . .   76,400         56,144         26,404        122,257
                       ------------   ------------   ------------   ------------
CASH  AND  CASH  EQUIVALENTS,
 END  OF  PERIOD . .  $      23,480    $         0    $    23,480    $         0
                       ============   ============   ============   ============
Cash  payments  for:

     Income  taxes  . $           0    $         0    $         0    $         0
     Interest . . .   $       4,055    $    14,941    $    16,122    $    20,061

Non-cash  financing  activities:

Common stock issued
for services . . . .  $     341,400    $   752,750    $   399,150    $   800,500

Common stock issued
for other assets . .  $           0    $    10,000    $         0    $    10,000

  The accompanying notes are an integral part of these financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  1  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     Organization

Reliant Interactive Media Corporation (formerly Reliant Corporation) (the Company) was organized under the laws of the State of Utah on July 30, 1984. The Company subsequently ceased its original business activity in 1993 and was not engaged in any business activity but was seeking potential investments or business acquisitions and consequently was considered a development stage company as defined in SFAS No. 7 until January 1, 1999. At the time of the acquisition, the Company was a non-operating public shell with nominal assets. The Company changed its name from Reliant Corporation to Reliant Interactive Media Corporation (Reliant) in August 7, 1998.

Kevin Harrington Enterprises, Inc. (KHE) was organized under the laws of the State of Florida on June 15, 1995.

Cigar Television Network, Inc. (CTN) was organized under the laws of the State of Florida on April 1, 1998.

On July 21, 1998, the Company completed an agreement and plan of reorganization whereby Reliant issued 11,848,000 shares of its common stock in exchange for all of the outstanding common stock of KHE and CTN. Kevin Harrington, Chairman and CEO of the Company, was the controlling shareholder of both KHE and CTN at the time of the reorganization. Immediately prior to the agreement and plan of reorganization, the Company had 2,852,000 shares of common stock issued and outstanding. The reorganization was accounted for as a recapitalization of KHE and CTN because the shareholders of KHE and CTN controlled the Company immediately after the acquisition. Therefore, KHE and CTN are treated as the acquiring entities. Accordingly, there was no adjustment to the carrying value of the assets or liabilities of KHE and CTN. Reliant is the acquiring entity for legal purposes and KHE and CTN are the surviving entities for accounting purposes. On August 7, 1998, the shareholders of the Company authorized a reverse stock split of 1-for-5 prior to the agreement and plan of reorganization. All references to shares of common stock have been retroactively restated.

     New  Accounting  Pronouncement

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires companies to record derivatives as assets and liabilities, measured at fair market value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The adoption of this statement had no material impact on the Company's financial statements.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  1  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

     Cash  and  Cash  Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.

     Inventory

Inventory is stated at the lower of cost or market determined by the first-in, first-out method or market. Inventory is made up of finished goods held for sale by the Company.

     Property  and  Equipment

Property and equipment are stated at cost less accumulated depreciation. Expenditures for small tools, ordinary maintenance and repairs are charged to operations as incurred. Major additions and improvements are capitalized. Depreciation is computed using the straight-line method over estimated useful lives as follows:

          Leasehold  improvement                5  years
          Office  furniture  and  equipment     5  to  7  years
          Machinery  and  equipment             5  to  7  years

Depreciation expense for the six months ended June 30, 2000 and 1999 was $10,212 and $5,352, respectively.

     Patent  Costs

These costs will be amortized on the straight-line method over their remaining lives beginning when the patents are received which is expected to be in 2000.

     Accounts  Receivable

Accounts receivable are shown net of the allowance for doubtful accounts of $14,019 at June 30, 2000 and December 31, 1999.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  1  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     Prepaid  Advertising

     Prepaid  advertising  consisted  of  the  following:
                                                      June  30,   December  31,
                                                        2000          1999
                                                    (Unaudited)
--------------------------------------------------------------------------------
Production  costs  of  infomercials            $   1,537,750         $   810,979
          Production  costs  of  tv  shows            52,430              52,430

Subtotal                                           1,590,180             863,404
          Less:  accumulated  amortization          (623,898)          (256,243)
                                               -------------         -----------

          Net  prepaid  advertising            $     966,282         $   607,166
                                               =============         ===========

     These advertising costs are amortized over the useful life of the infomercials and tv shows which is estimated at 18 months. The production costs begin amortizing when they begin broadcasting. Each product that has production costs is evaluated at year end for the recoverability of those costs. Production costs of products that are no longer being sold are fully expensed in the year that sales cease. Amortization expense relating to prepaid advertising was $367,655 for the six months ended June 30, 2000 and is included in selling and marketing expense.

     Credit  Risks

The Company maintains its cash accounts primarily in one bank in Florida. The Federal Deposit Insurance Corporation insures accounts to $100,000. The Company's accounts occasionally exceed the insured amount.

     Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

     Principles  of  Consolidation

The consolidated financial statements include the accounts of Reliant Interactive Media Corporation (Reliant), Kevin Harrington Enterprises, Inc.
(KHE) (a wholly-owed subsidiary), TPH Marketing, Inc. (TPH) (a wholly-owned subsidiary), and Cigar Television Network, Inc. (CTN) (a wholly-owned subsidiary). All significant intercompany accounts and transactions have been eliminated in the consolidation.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  1 - SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     Income  Taxes

Under the provisions of SFAS No. 109, the Company's policy is to provide deferred income taxes related to property and equipment, inventories, net operating losses and other items that result in differences between the financial reporting and tax basis of assets and liabilities.

No provision for federal income taxes has been made at June 30, 2000 due to accumulated operating losses. The Company has accumulated approximately $2,100,000 of net operating losses as of June 30, 2000, which may be used to reduce taxable income and income taxes in future years. The use of these losses to reduce future income taxes will depend on the generation of sufficient taxable income prior to the expiration of the net operation loss carryforwards. Accordingly, a valuation allowance has been provided for the net operating losses in full. The carryforwards expire in 2019. KHE and CTN operated as S corporations prior to their acquisition in 1998. The results of their operations since acquisition have been included in the net operating income at June 30, 2000.

     Revenue  Recognition

Revenue is recognized upon shipment of goods to the customer. The Company has adopted a returns policy whereby the customer can return any goods received within 30 days of receipt for a full refund. The Company makes an allowance for returns based on past history and experience. At June 30, 2000 and December 31, 1999, the allowance was $595,368 and $462,677, respectively.

     Restricted  Cash

The Company uses the services of an independent fulfillment center (the Center) to receive and process orders for the Company. The Center collects payments from charge cards or checks. The Center has set up a cash reserve for potential charge card chargebacks and returns of product for refund. The chargeback reserve is 3% of all charge card sales and any chargebacks are credited out of this reserve. The reserve for returns is 7% on all sales and any returns are refunded out of this reserve. The total cash reserved at June 30, 2000 and December 31, 1999 was $2,497,213 and $983,795, respectively, and has been classified as restricted cash.

     Deferred  Stock  Offering  Costs

Deferred stock offering costs are recorded at cost. The costs will be charged to paid-in capital upon completion of the specific offering.

     Unaudited  Consolidated  Financial  Statements

The accompanying unaudited consolidated financial statements include all of the adjustments which, in the opinion of management, are necessary for a fair presentation. Such adjustments are of a normal recurring nature.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  2  -     REVERSE  STOCK  SPLIT

On March 23, 1999, the Company completed a reverse stock split on a 1 share for 5 share basis. No shareholder was reduced to less than 100 shares. All references to shares issued and outstanding have been restated to reflect the reverse stock split.

NOTE  3  -   COMMITMENTS  AND  CONTINGENCIES

     Employment  Agreements

The Company has entered into an employment agreement with Kevin Harrington, CEO of the Company. Mr. Harrington will receive an annual salary of $120,000 and it will increase by $12,000 each year over the life of the agreement. In addition, Mr. Harrington shall receive 100,000 shares of the Company's common stock for each $10,000,000 in gross revenues of the Company with a maximum of 3,000,000 shares to be issued. No shares have been issued at June 30, 2000 as a result of this revenue performance bonus. The employment agreement ends on December 1, 2003.

The Company has entered into an employment agreement with Tim Harrington, President of the Company. Mr. Harrington will receive an annual salary of $120,000 and it will increase by $12,000 each year over the life of the agreement. In addition, Mr. Harrington shall receive 100,000 shares of the Company's common stock for each $10,000,000 in gross revenues of the Company with a maximum of 2,000,000 shares to be issued. No shares have been issued at June 30, 2000 as a result of this revenue performance bonus. The employment agreement ends on December 1, 2003.

The Company has entered into an employment agreement with Mel Arthur, Executive Vice President of the Company. Mr. Arthur will receive an annual salary of $120,000. In addition, Mr. Arthur shall receive 100,000 shares of the Company's common stock for each $10,000,000 in gross revenues of the Company with a maximum of 900,000 shares to be issued. No shares have been issued at June 30, 2000 as a result of this revenue performance bonus. The employment agreement ends on December 31, 2003.

     Office  Lease

The Company entered into a five (5) year non-cancelable office lease beginning March 1, 2000. Payments are currently $13,422 per month through August 2000 and increase to $14,902 in September 2000. Future minimum lease payments under the lease are as follows:

               Year  ending               Operating
               December  31,                Lease
                 -------------------------------------
                 2000                    $     140,143
                 2001                          185,304
                 2002                          193,079
                 2003                          200,854
                 2004                          208,629
                 2005  and  thereafter          34,988
                 -------------------------------------
                 Total  lease  payments  $     962,997
                 =====================================

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  4  -     RECEIVABLES  (PAYABLES)  -  OTHER

The Company uses the services of a fulfillment center (Center) located in Dallas, Texas. The Center receives, processes and ships orders on behalf of the Company. The Center also collects payment on the products it sells for the Company. At June 30, 2000, the Company owed the Center $92,034 and at December 31, 1999, the Center owed the Company $800,076. These amounts result from payments received less amounts due the Center for the services it rendered to the Company.

NOTE  5  -     EQUITY  TRANSACTIONS

During the first quarter of 1999, the Company sold 248,000 post-split shares of its common stock for $390,000 or an average price of $1.57 per share. The Company also issued 38,200 post-split shares of its common stock for services rendered, valued at $47,750 or $1.25 per share. The shares were valued at the market price of the stock at the time of issuance.

During the second quarter of 1999, the Company sold 600,000 shares of its common stock for $300,000 or $0.50 per share. In addition, the Company sold 250,000 shares of its common stock to a related company for $250,000 or $1.00 per share. The Company also issued 25,500 shares of its common stock for services rendered, valued at $12,750 or $0.50 per share, the market price of the stock at the time of issuance.

During the third quarter of 1999, the Company issued 100,000 shares of its common stock for services rendered, valued at $50,000 or $0.50 per share, the market price of the stock at the time of issuance.

During the fourth quarter of 1999, the Company issued 175,000 shares of its common stock for services rendered, valued at $87,500 or $0.50 per share, the market price of the stock at the time of issuance.

On May 3, 1999, the Company acquired TPH Marketing, Inc. (TPH). TPH's two (2) shareholders are the Company's CEO and his brother, making this a related party transaction. The Company acquired 100% of TPH and TPH became a wholly-owned subsidiary. The Company issued 1,500,000 post-split shares of its common stock in the acquisition. The shares were valued at $750,000 or $0.50 per share, the market price of the stock at the time of the acquisition. TPH had no financial statements or assets and liabilities at the time of acquisition. The essence of the arrangement was to provide Kevin Harrington and Tim Harrington additional compensation in the form of common stock through the purchase of TPH. As a result, the shares are being shown as issued for compensation expense with a charge to operating expenses in the amount of $750,000.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  5  -     EQUITY  TRANSACTIONS  (Continued)

During the first quarter of 2000, the Company issued 35,000 shares of its common stock for services rendered, valued at $57,750 or $1.65 per share, the market price of the stock at the time of issuance. In addition, three shareholders of the Company withdrew $138,500 against capital previously contributed by them to the Company. The original contributions were recorded as additional paid-in capital and the withdrawals are a reduction in the same account.

During the second quarter of 2000, the Company issued 500,000 shares of its common stock for cash of $1,000,000 or $2.00 per share. The Company paid $100,000 in stock offering costs as a result of the stock offering. The Company also issued 170,700 shares of its common stock for services rendered, valued at $341,400 or $2.00 per share, the market price of the stock at the time of issuance. In addition, shareholders of the Company withdrew $27,600 against capital previously contributed by them to the Company. The original contributions were recorded as additional paid-in capital and the withdrawals are a reduction in the same account.

NOTE  6  -     NOTES  PAYABLE  -  RELATED  PARTIES

     Notes  payable  -  related  parties  consisted  of  the  following:

                                                       June30,     December  31,
                                                        2000            1999
                                                    (Unaudited)
--------------------------------------------------------------------------------
Note  payable  to  a  shareholder,  unsecured,
interest  at  8.0%,  interest  payments  due  quarterly
beginning  March  31,  1999,  principal  balance  due
December  31,  2000.                                 $   35,156       $   35,156

Note  payable  to  a  shareholder,  unsecured,  interest
at  8.0%,  interest  payments  due  quarterly  beginning
March  31,  1999,  principal  balance  due  December
31,  2000.                                               50,000           50,000

Note  payable  to  a  related  company,  unsecured,
interest  at  10%,  principal  and  interest  balance
due  on  demand.                                        125,000          125,000

Note  payable  to  a  related  company,  unsecured,
interest  at  10%,  principal  and  interest  balance
due  on  demand.                                        100,000          100,000

Note  payable  to  a  related  company,  unsecured,
interest  at  10%,  principal  and  interest  balance
due  June  1,  2000.                                     50,000           50,000
                                                      ---------        ---------
Total  notes  payable  -  related  parties              360,156          360,156

Less:  current portion                                 (360,156)       (360,156)
                                                      ---------        ---------
Long-term  notes  payable  -  related  parties        $       0        $       0

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  6  -     NOTES  PAYABLE  -  RELATED  PARTIES  (Continued)

     Maturities  of  notes  payable  -  related  parties  are  as  follows:

            Period  Ending
               June  30,
           ---------------
           2001 . . . . . . . . . . . . . . . . . . . . . . . . .  $     360,156
           Thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0
                                                                   -------------
           Total . . . . . . . . . . . . . . . . . . . . . . . . . $     360,156
                                                                   =============

NOTE  7  -     NOTES  PAYABLE

     Notes  payable  consisted  of  the  following:

                                                June  30,          December  31,
                                                  2000                  1999
                                              (Unaudited)
--------------------------------------------------------------------------------
Note  payable  to  Nations  Bank,  secured  by  stock,
interest  at  10%,  interest  payments  due  monthly,
principal  balance  due  on demand. . . . . . $     39,724          $     39,724

Note  payable  to  a  company,  unsecured,  interest
at  8.0%,  interest  payments  due  monthly,  principal
balance  due  July  8,  2000. . . . . . . . . . . . . .  0                72,715

Note  payable  to  an  individual,  secured  by  inventory
of  the  Company,  interest  at  3.0%  per  month  until
paid,  balance  due  on  demand. . . . . . . . . . 278,750                     0
                                               -----------           -----------
Total  notes  payable . . . . . . . . . . . . . .  318,474               112,439
Less:  current portion . . . . . . . . . . . . .  (318,474)            (112,439)
                                               -----------           -----------
Long-term  notes  payable . . . . . . . . . .  $         0           $         0
                                               ===========           ===========

     Maturities  of  notes  payable  are  as  follows:


            Period  Ending
               June  30,
           ---------------
           2001 . . . . . . . . . . . . . . . . . . . . . . . . .  $     318,474
           Thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0
                                                                   -------------
           Total                                                   $     318,474
                                                                   =============

NOTE  8  -     LINE  OF  CREDIT

The Company has a line of credit with Nations Bank of $150,000. As of June 30, 2000 and December 31, 1999, the balance owed was $-0- and $132,148, respectively. Borrowings under the line of credit are guaranteed by the Company and bear interest at 9.5%.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  9  -     FINANCIAL  INSTRUMENTS

Statement of Financial Accounting Standards No. 107 (SFAS 107), "Disclosures About Fair Value of Financial Instruments" requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of a financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The following methods and assumptions were used to estimate fair value:

The carrying amount of cash equivalents, accounts receivable and accounts payable approximate fair value due to their short-term nature. The carrying amount of long-term debt approximates fair value based on the borrowing rate (10.0%) currently held by the Company for a bank loan.

NOTE  10  -     OUTSTANDING  STOCK  OPTIONS

The Company applies Accounting Principles Board ("APB") Option 25, "Accounting for Stock Issued to Employees," and related Interpretations in accounting for all stock option plans. Under APB Option 25, compensation cost is recognized for stock options granted to employees when the option price is less than the market price of the underlying common stock on the date of grant.

FASB Statement 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123"), requires the Company to provide proforma information regarding net income and net income per share as if compensation costs for the Company's stock option plans and other stock awards had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock award at the grant date by using the Black-Scholes option pricing model with the following weighted average assumptions used for grants, respectively; dividend yield of zero percent for all years; expected volatility of 32 percent for all years; risk-free interest rates of 10.0 percent and expected lives of 4.0 years.

Under the accounting provisions of SFAS No. 123, the Company's net income (loss) would have been changed by the pro forma amounts indicated below:

                                                      June30,
                                            2000                  1999
--------------------------------------------------------------------------------
     Net  income  (loss):
       As  reported                   $     381,667          $     (1,276,283)
       Pro  forma                     $     328,195          $     (1,276,283)

     Basic  income  (loss)  per  share:
       As  reported                   $        0.06          $          (0.29)
       Pro  forma                     $        0.05          $          (0.29)

During the initial phase-in period of SFAS 123, the effect on pro forma results are not likely to be representative of the effects on pro forma results in future years since options vest over several years and additional awards could be made each year.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  10  -     OUTSTANDING  STOCK  OPTIONS  (Continued)

A summary of the status of the Company's stock option plans as of June 30, 2000 and changes during the year is presented below:

                                                           June  30,
                                                             2000
--------------------------------------------------------------------------------
                                                                  Weighted
                                                                   Average
                                                     Shares       Exercise
                                                                    Price
--------------------------------------------------------------------------------
     Outstanding,  December  31,  1999
          Granted                                   420,000            5.00
          Canceled                                        0               0
          Exercised                                       0               0
                                                    -----------------------
     Outstanding,  June  30, 2000                   420,000      $     5.00
                                                    -----------------------
     Exercisable,  June  30, 2000                   210,000      $     3.25
                                                    -----------------------
     Weighted  average  fair  value  of  options                 $     2.12
                                                                 ==========


                                    Outstanding                 Exercisable
--------------------------------------------------------------------------------
                              Weighted
                               Average        Weighted                  Weighted
                    Number    Remaining       Average       Number       Average
                 Outstanding Contractual      Exercise    Exercisable   Exercise
Exercise Prices  at 6/30/00      Life           Price     at  6/30/00     Price
--------------------------------------------------------------------------------

$  2.50             105,000        4.00      $  2.50       105,000       $  2.50
   4.00             105,000        4.00         4.00       105,000          4.00
   6.00             105,000        4.00         6.00             0             0
   7.50             105,000        4.00         7.50             0             0

$ 2.50-7.50         420,000        4.00      $  5.00       210,000       $  3.25

The options were granted as compensation and additional bonuses to certain officers of the Company. These options were issued with an exercise price above the market value of the stock at the date of issuance.

Additional stock options are available to Kevin Harrington, Tim Harrington and Mel Arthur based on the stock trading performance of the Company's common stock. If the Company's shares are trading at a price of $15.00 per share, 256,500 options will be granted at an exercise price of $7.50 per share. If the Company's shares are trading at a price of $20.00 per share, 256,500 options will be granted at an exercise price of $7.50 per share. If the Company's shares are trading at a price of $25.00 per share, 327,000 options will be granted at an exercise price of $7.50 per share. As of June 30, 2000, the Company's common stock has not reached any of the performance measurements mentioned above.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  11  -     BASIC  AND  DILUTED  EARNINGS  PER  SHARE

The computation of basic and diluted income per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements as follows:



                       For  the  Six  Months  Ended   For  the Six Months  Ended
                               June  30,  2000             June  30,  1999
         Income      Shares      Per-Share       Loss       Shares     Per-Share
       (Numerator)(Denominator)    Amount     (Numerator)(Denominator)  Amount
--------------------------------------------------------------------------------

Basic Earnings (Loss) Per Share

Income available to
common stockholders
    $     381,667     6,500,548   $  0.06  $ (1,276,283)   4,434,995   $  (0.29)

Effect  of  Dilutive  Securities

Common stock options
                0       420,000         0             0            0          0
--------------------------------------------------------------------------------
Diluted  Earnings  (Loss)  Per  Share

Income available  to
common stockholders
plus assumed conversions
    $     381,667     6,920,548   $  0.06   $ (1,276,283)  4,434,995   $ (0.29)
================================================================================


                    For  the Three Months Ended      For the Three Months  Ended
                           June  30,  2000                 June  30,  1999
   Income          Shares          Per-Share       Loss      Shares    Per-Share
(Numerator)     (Denominator)        Amount    (Numerator) (Denominator)  Amount

Basic  Earnings  (Loss)  Per  Share

Income  available  to
common  stockholders
$    271,699       6,684,778        $ 0.04    $  (640,016)   5,095,192  $ (0.13)
                                   =======                              ========
Effect  of  Dilutive  Securities

Common  stock  options
           0         420,000             0              0            0        0
--------------------------------------------------------------------------------

Diluted  Earnings  (Loss)  Per  Share

Income  available  to
common  stockholders
plus  assumed  conversions
$    271,699       7,104,778        $ 0.04     $  (640,016)  5,095,192  $ (0.13)

Options to purchase 420,000 shares of commonstock were outstanding at June30,2000 (see Note 10). These options expire on June 30, 2004 and were issued with an exercise price equal to or above the market value of the stock at the date ofissuance and have been included in the computation of diluted earnings per share.

                      RELIANT INTERACTIVE MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Notes to the Consolidated Financial Statements
                       June 30, 2000 and December 31, 1999


NOTE  12  -     SUBSEQUENT  EVENTS

The Company has entered into an Agreement and Plan or Reorganization (Agreement) with TeleServices Internet Group, Inc. (TSIG). As part of the Agreement, the Company will transfer its assets, liabilities and business operations to As Seen On Tv pc.com, Inc. (ASOT) in exchange for shares of stock of this private company. TSIG will then acquire 100% of the stock of ASOT in exchange for shares of TSIG common stock. The Agreement is subject to majority shareholder approval and can be canceled by either party involved if TSIG's stock is trading below a certain price level at the time the Agreement is finalized.

--------------------------------------------------------------------------------
                                     Annex E

       August 31, 2000 UNAUDITED FINANCIAL STATEMENTS FOR AsSeenOnTVpc.com
--------------------------------------------------------------------------------

                                AsSeenOnTVPC.com
                          (a Development Stage Company)
                              Financial Statements
                                 August 31, 2000

                                ASSEENONTVPC.COM

                          INDEX TO FINANCIAL STATEMENTS

Balance  Sheet  for  the  period  ended  August  31,  2000  (unaudited)
                                                                             162

Statements  of  Operations  for  the  period  ended  August  31,
2000  (unaudited)
                                                                             163

Statements of Stockholders' (Deficit) Equity for the period from Inception (February 10, 2000) through August 31, 2000 (unaudited)
                                                                             164

Statements  of  Cash  Flows  for  the  period  ended  August  31,
2000  (unaudited)
                                                                             165

Notes  to  Financial  Statements
                                                                             166

                                 ASSENONTVPC.COM
                            BALANCE SHEET (UNAUDITED)
                                 August 31, 2000

                                                         August 31,
                                                             2000
------------------------------------------------------------------

CURRENT ASSETS

Cash . . . . . . . . . . . . . . . . . . . . . . . .  $         0

TOTAL CURRENT ASSETS . . . . . . . . . . . . . . . .            0
------------------------------------------------------------------
OTHER ASSETS

Domain Name and Website. . . . . . . . . . . . . . .        7,449

TOTAL OTHER ASSETS . . . . . . . . . . . . . . . . .        7,449
------------------------------------------------------------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . .  $     7,449
==================================================================
LIABILITIES & STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY


   shares; issued and outstanding, 10,448,821 shares       10,449

Accumulated Deficit. . . . . . . . . . . . . . . . .       (3,000)

Total Stockholders' Equity . . . . . . . . . . . . .        7,449
------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY . . . . . . . . . . . . .  $     7,449
==================================================================

   The accompanying notes are an integral part of these financial statements.

                                 ASSENONTVPC.COM
              STATEMENTS OF LOSS AND ACCUMULATED DEFICIT(UNAUDITED)
                                 August 31, 2000

                               August 31,
                                  2000
------------------------------------------
Revenues. . . . . . . . .  $         0
---------------------------------------
Organizational costs. . .        3,000
---------------------------------------
Net Loss from Operations.       (3,000)
=======================================
Net Income (Loss) . . . .      ($3,000)

Loss per Share. . . . . .    ($0.00002)
=======================================
Weighted Average
    Shares Outstanding. .    7,609,419
=======================================

   The accompanying notes are an integral part of these financial statements.

                                 ASSENONTVPC.COM
                       STATEMENTS OF CASH FLOW (UNAUDITED)
                                 August 31, 2000

                                                                                August 31,
                                                                                    2000

Operating Activities

Net Income (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      ($3,000)
-----------------------------------------------------------------------------------------
Add income from financing activities:

issuance of common stock. . . . . . . . . . . . . . . . . . . . . . . . . .        3,000

Net Cash from Operations. . . . . . . . . . . . . . . . . . . . . . . . . .            0

Cash Increase (Decrease). . . . . . . . . . . . . . . . . . . . . . . . . .            0

Beginning Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0

Cash as of Statement Date . . . . . . . . . . . . . . . . . . . . . . . . .  $         0
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     ASSENONTVPC.COM
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)(UNAUDITED)
For the period from inception of the Development Stage
      On February 10, 2000, through August 31, 2000

                                                          Additional      Accumulated       Total Stock-
                                  Common      Par           Paid-In         Equity        holders' Equity
                                  Stock       Value         Capital         (Deficit)        (Deficit)
--------------------------------------------------------------------------------------------------------
Common Stock issued at inception   3,000,000  $      3,000  $           0  $       0   $           3,000

Common Stock issued for
    asset acquisition. . . . . .   7,448,821         7,449              0          0                   0

Net Loss for the period. . . . .           0             0              0     (3,000)                  0

Balance at August 31, 2000 . . .  10,448,821  $     10,449  $           0    ($3,000)  $           7,449
========================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                ASSEENONTVPC.COM
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2000


1-FORMATION  AND  OPERATIONS  OF  THE  COMPANY

     AsSeenOnTVPC.com (the Company) was incorporated in the state of Nevada on February 10, 2000. The Company is authorized to issue 100,000,000 Common Shares each with a par value of $0.001. The Board of Directors and Shareholders of the Company have authorized the issuance of a maximum of 7,500,000 of its Common Shares for the acquisition of a domain name and website. As of the date of these statements 7,448,821 shares have been issued in the acquisition of assets.

2-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(a)     BASIS  OF  ACCOUNTING

     Accounting records of the Company and financial statements are maintained and prepared on an accrual basis.

(b)     FISCAL  YEAR

     The Company's proposed fiscal year for accounting and tax purposes is December 31.

(c)     ORGANIZATION  COSTS

     The Company incurred $3,000 of organization costs in 2000. These costs, which were paid by shareholders of the Company and which were exchanged for 3,000,000 shares of common stock having a par value of $3,000, have been expensed. The organization costs are detailed as follows:

Legal  services  in  connection  with  preparation
and  filing  of  state  and  federal  documents  for
incorporation,     $     1,475,

Preparation  of  financial  statements,          1,200,

State  filing  fees,          325.
                              ---

Total     $     3,000.

 (d)     CASH  EQUIVALENTS

     For Financial Accounting Standards purposes, the Statement of Cash Flows, Cash Equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less. Whenever cash amount are to be included on the Company's Statements of Cash
Flow,  however,  they  will  be  comprised  exclusively  of  cash.

                                AsSeenOnTVPC.com
                          Notes to Financial Statements
                                 August 31, 2000
                                    continued

3-PROPERTY  AND  EXECUTIVE  COMPENSATION

(a)     OFFICE  AND  RECORDS:

     The Company's offices and all of its records are located at 2701 North Rocky Point Drive,, Suite 200,Tampa, Florida 33607 where it occupies desk and storage space at no cost to the Company. The Company has no tangible property as of the date of this report.

(b)     EXECUTIVE  COMPENSATION:

     Since inception, the Company has incurred no executive compensation costs. The Company has paid no cash compensation to its officers or directors. Officers of the Company will be reimbursed for out-of-pocket expenses and may be compensated in the future for the time they devote to the Company.

4-STOCKHOLDERS'  EQUITY.

The Company is authorized to issue 100,000,000 shares of common stock having a par value of $0.001. In February 2000, 3,000,000 shares of Common Stock, were issued in exchange for organizational costs which were valued by management at a total of $3,000. Organizational costs were determined on a negotiated basis and include incorporation of the Company and preparation of financial statements. Also in April 2000, 7,448,821 shares of Common Stock, were issued in exchange for a domain name and website which were valued by management at a total of $7,449.

--------------------------------------------------------------------------------
                                     Annex F

                              EMPLOYMENT AGREEMENT
                                KEVIN HARRINGTON
--------------------------------------------------------------------------------

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS EXECUTIVE EMPLOYMENT AGREEMENT ("Agreement") made as of this 7th day of September 2000 by and among KEVIN HARRINGTON, an individual (the "Executive"), ASSEENONTVPC.COM, INC. (the "Company") and TELESERVICES INTERNET GROUP INC., a Florida corporation ("TIGI").

     RECITALS
     --------

     WHEREAS, the Company desires to retain and employ the Executive for the purpose of securing to the Company the experience, ability and services of the Executive as Chief Executive Officer; and

     WHEREAS,  the  Executive  desires  to  be  employed  by  the  Company;

     NOW, THEREFORE, it is mutually agreed by and between the parties as follows:

     ARTICLE  I
     EMPLOYMENT

     The Company hereby employs the Executive, effective upon Closing of the Agreement and Plan of Reorganization by and among TeleServices Internet Group Inc, Reliant Interactive Media Corporation, the Company and certain stockholders of the Company, dated September 7, 2000 (as defined therein) (the "Effective Date"), as Chief Executive Officer of the Company and the Executive hereby accepts such employment and shall serve as an executive officer of the Company, subject to and upon the terms and conditions set forth in this Agreement.

     ARTICLE  II
     DUTIES

     (A) The Executive shall, during the term of his employment with the Company and subject to the direction and control of the Company's Board of Directors (the "Board" or the "Board of Directors"), perform such executive duties and functions as he may be called upon to perform consistent with his employment hereunder.

     (B) The Executive shall devote most of his time and best efforts to the performance of his duties for the Company, including the following:

     (i) Develop, implement, and monitor strategy and business plans, for the Company and any subsidiaries;

(ii) Make recommendations to the Board of Directors as to appropriate staffing levels, and monitor and evaluate performance of staff relative to compliance with established policies and objectives of the Company and contributions towards attaining objectives;

     (iii) Render services to any parent, subsidiary, joint venture or affiliated business of the Company as requested by the Board of Directors, provided that indemnification equivalent to that referred to in Article IV (D) is provided to Executive in connection with those services;

     (iv) Seek to enhance and develop the Company's relationships with its employees, customers, shareholders and others in the business community;

     (v) Confer on a regular basis with the Company's top management and, from time to time, its Board of Directors, regarding the company's vision, long-term strategy, employee issues, and customer policies; and

(vii) Perform such other duties consistent with his position as may be assigned to him by the Board of Directors.

     (C) The Executive represents and warrants to the Company that, to the best of his knowledge, he is under no professional obligation or commitment, whether contractual or otherwise, that is inconsistent with his obligations under this Agreement. The Executive represents and warrants that he will not knowingly use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which the Executive or any other person has any right, title or interest. To the best of his knowledge, the Executive's employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person. The Executive represents and warrants to the Company that he has returned all property and confidential information belonging to his most recent prior employer.

     (D) The Executive discloses to the Company, and the Company acknowledges that the Executive's involvement in the following does not constitute a conflict of interest to the business of the Company:

          (i) An equity interest in a non-infomercial tool project with Mike Harrington, Lanier Marketing and Stanley Tools for a line of tools. Executive represents that if such products are to be sold via infomercials, Company will be granted the exclusive right to sell same.

          (ii) A 1.66% equity interest in Ideal Health, Inc., a multi-level marketing company.

          (iii)     The  right  to  acquire  100,000  shares of "Planet E-Shop."

          (iv)     A  5%  equity  interest  in  "The  Grill  Restaurant."

          (v) The right to receive proceeds in connection with litigation financed by Executive against Bear Wolf, Inc. and on behalf of Cobee Lighters.

                                   ARTICLE III
                                  COMPENSATION

     (A) The Company shall pay to the Executive $250,000 per year for all services to be rendered pursuant to the terms of this Agreement. Such salary is payable bi-weekly and in accordance with the Company's normal payroll procedures. The Board may increase Executive's base salary from time to time in its discretion.

     (B) The Executive may be eligible to receive bonuses, based on the extent to which he achieves certain defined goals and objectives, to be determined by mutual agreement between him and the Board of Directors.

                                   ARTICLE IV
                         WORKING CONDITIONS AND BENEFITS

     (A) The Executive shall be entitled to paid vacations during each year of his employment with the Company in accordance with Company practice in that year. The Executive shall also be entitled to leave for illness or temporary disability, which may be paid or unpaid, in accordance with the policies of the Company in effect at that time.

     (B) The Executive shall work out of the Company's executive offices in Tampa, Florida. The Executive shall travel on the Company's behalf to the extent reasonably necessary and be reimbursed for such travel.

     (C) The Company shall reimburse the Executive for all reasonable and necessary business travel and entertainment expenses, upon presentation by the Executive of an itemized accounting of all expenditures.

     (D) The Company shall provide to the Executive, to the full extent provided for under the laws of the Company's State of Incorporation and the Company's Bylaws, indemnification for any claim or lawsuit which may be threatened, asserted or commenced against the Executive by reason of the fact that he is or was a director, officer, employee or other agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, or other enterprise or employee benefit plan, provided that indemnification shall not be provided in violation of applicable law. The indemnification to be provided to Executive shall include coverage of him by officer and director insurance. The Company shall also provide the Executive with mandatory advancement of expenses upon receipt by the Company only of Executive's written undertaking to repay any such amount advanced if he is ultimately found not to be entitled to indemnification under applicable law.

                                    ARTICLE V
                                 OTHER BENEFITS

     (A) Upon execution of this Agreement, TIGI shall grant the Executive options to acquire 1,000,000 shares of TIGI's common stock at an exercise price per share equal to $1.30. The options shall vest over a three (3) year period (and shall become exercisable at the time they vest), subject to continued employment, at a rate of 83,333 options per quarter on the first day following the end of the quarter, commencing on the Effective Date. All options shall expire the earlier of five
(5) years from the Effective Date of this Agreement, or one year following the termination of employment with the Company. However, if Employee is terminated without cause, then all options expire five (5) years from the Effective Date of this Agreement. Options may be exercised on a cashless basis as available to other members of the Company's senior executive management.

     The following terms and conditions apply to the options: (i) both the number of options and the exercise price are subject to appropriate adjustments in the event of any stock split, stock dividend or other change in capital structure affecting TIGI's common stock, (ii) the options and the shares of common stock issuable upon exercise of the options are subject to restrictions on transfer, as required by applicable federal and state securities laws; (iii) options which have not vested on or before the date of termination of Executive's employment shall terminate on such date, and (iv) notwithstanding the expiration date, all vested options must be exercised within the earlier of the expiration date of the options or one year after termination of Executive's employment. The Executive acknowledges that he is subject to compliance with the rules and regulations of the Securities and Exchange Commission.

     (B) During the term hereof, the Executive shall be entitled to receive such of the following other benefits of employment that are or may become available to other members of the Company's senior executive management: health and life insurance benefits, pension, profit sharing and income protection or disability plans, in each instance consistent with his position. Executive shall be entitled to receive an automobile allowance up to $1000 per month.

     (C) Stock options in addition to those described above may be granted from time to time in the discretion of TIGI.
                                   ARTICLE VI
                                      TERM

     Subject to the terms and conditions of this Agreement, the term of this Agreement shall commence from the Effective Date for a period of three years.

                                   ARTICLE VII
                                   TERMINATION

     (A) The Executive may voluntarily terminate this Agreement at any time upon written notice to the Company. The Executive shall provide at least one month advance notice to the Company of his election to voluntarily terminate this Agreement.

     (B) The Company may terminate this Agreement for Cause at any time by giving the Executive written notice thereof specifying with particularity the grounds for such termination. In such event, this Agreement and the employment relationship hereunder shall be terminated as of the date of such written notice and the Executive will be entitled to no further salary from the Company. The Company shall continue, however, to provide Executive with the indemnification referred to in Article IV (D), but shall not be required to provide such indemnification for or in connection with any matter in which a cause of action is asserted against the Executive for any act which constitutes grounds for termination for Cause hereunder. For purposes of this Agreement, "Cause" shall mean (i) a material violation of the terms of this Agreement that has not been cured by Executive within 10 days of his receipt of notice particularly describing each such violation; (ii) a breach of trust, defined as acts of dishonesty, moral turpitude, theft, embezzlement and self-dealing which results (or can reasonably be expected to result) in material harm to the Company; (iii) the disclosure of confidential information prohibited hereunder (except disclosure in the good-faith belief that the same is for the benefit of the Company) which results (or can reasonably be expected to result) in material harm to the Company; or
(iv) negligence or willful misconduct, either of which results (or can reasonably be expected to result) in material harm to the Company. Notice of termination for Cause shall be forwarded to the Executive by the Company only upon and after a resolution of the Board authorizing such notification and shall be effective immediately; provided, however, that the Executive may be reinstated retroactively, in the discretion of the Board, in the event that within ten days the Executive establishes to the satisfaction of the Board that Cause did not exist.

     (C) The Company may terminate this Agreement without Cause at any time upon at least two months advance notice to the Executive; such notice shall be forwarded to the Executive by the Company only upon and after a resolution of the Board authorizing such notification and shall be deemed a termination without Cause. If the Executive's employment is terminated pursuant to this paragraph, Executive shall be entitled to: (i) all remaining salary payable during the term of this Agreement; (ii) any deferred or accrued salary not yet paid; (iii) any bonuses declared and earned but not yet paid; (iv) reimbursement for any and all monies advanced in connection with Executive's employment for reasonable and necessary expenses incurred by Executive and approved by the Executive; and (v) all remaining options, which shall continue to vest pursuant to Article V of this Agreement. Other than as set forth in this paragraph, Executive shall be entitled to no other payments or compensation for termination without Cause.

     (D) The Executive's employment with the Company shall be "at will." Any contrary representations which may have been made to the Executive shall be superseded by this Agreement, which may only be changed in an express written agreement signed by the Executive and a duly authorized officer of the Company. No options shall vest after the date of termination, but the Executive shall be entitled to any options already vested, subject to the provisions of Article V
(A).


                                  ARTICLE VIII
                       CONFIDENTIALITY AND NON-COMPETITION

     The Executive and the Company recognize that due to the nature of the Executive's engagement hereunder, and the relationship of the Executive to the Company, the Executive will have access to, will acquire, and may assist in developing confidential proprietary information relating to the business and operations of the Company and its affiliates, including information with respect to their present and prospective products, systems, customers, agents, processes and sales and marketing methods. The Executive acknowledges that such information has been and will continue to be of central importance to the business of the Company and its affiliates and that disclosure of it or its use by others could cause substantial loss to the Company. The Executive and the Company also recognize that an important part of the Executive's duties shall be to develop good will for the Company and its affiliates through his personal contact with customers, agents and others having business relationships with the Company and its affiliates, and that there is a danger that this good will, a proprietary asset of the Company and its affiliates, may follow the Executive if and when his relationship with the Company is terminated. Therefore, the Executive hereby agrees as follows:

     (A) All Company trade secrets, proprietary information, software, software codes, advertising, sales, marketing and other materials or articles of information, including customer and supplier lists, data, reports, customer sales analyses, invoices, price lists or information, samples, or any other materials or data of any kind furnished to the Executive by the Company or developed by the Executive on behalf of the Company or at the Company's direction or for the Company's use or otherwise in connection with the Executive's employment hereunder, are and shall remain the sole and confidential property of the Company; if the Company requests the return of such materials at any time during or after the termination of the Executive's employment, the Executive shall immediately deliver the same to the Company.

     (B) During the term of Executive's employment and during any period in which the Executive may receive severance pay (or would be receiving severance pay if he receives a lump sum rather than installments), the Executive shall not, directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or be a director, stockholder or an employee of, or a consultant to, any business, firm, corporation or entity which (i) is conducting any business which competes with the business, as conducted at any time during the term of employment with the Company, of the Company or any of its affiliates with which Executive had any substantial management involvement, or (ii) is or was at any time during the term of employment with the Company a vendor, supplier, customer or distributor of the Company or any of its affiliates with which Executive had any substantial management involvement. During the same period of time specified in the preceding sentence, the Executive shall not solicit, directly or indirectly, for his own account or for the account of others, orders for merchandise, products or services of a kind and nature like or similar to merchandise, products and services sold or rendered by the Company during his employment with the Company from any person or entity which was a customer of the Company or which the Company was actively soliciting through personal contact to be a customer during the 12 month period immediately preceding that date upon which his employment relationship with the Company shall have terminated. However, the Executive shall not be governed by the terms of this Article IX (B) if he is terminated without cause.

     (C) During the term of this Agreement and for a period of one year thereafter, the Executive shall not at any time, directly or indirectly, urge any customer, or any person or entity which the Company was actively soliciting to be a customer during the 12 month period immediately preceding that date upon which his employment relationship with the Company shall have terminated, to discontinue, in whole or in part, business, or not to do business with, the Company; nor shall he directly or indirectly induce or attempt to influence any employee of the Company to terminate his or her employment with the Company. However, the Executive shall not be governed by the terms of this Article IX (C) if he is terminated without cause.

     (D) During the term of this Agreement and at all times thereafter, the Executive shall not knowingly use for his personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, association or entity other than the Company, any material referred to in Paragraph (A) above or any information regarding the business methods, business policies, procedures, techniques, research or development projects or results, trade secrets, or other knowledge or processes used or developed by the Company or any names and addresses of customers or clients or any other confidential information relating to or dealing with the business operations or activities of the Company, first made known to the Executive or first learned or acquired by the Executive while in the employ of the Company.

     (E) The foregoing provisions of this Article shall not: (i) prevent Executive from owning five percent or less of the outstanding stock of any publicly traded entity; (ii) apply to information of any type that is publicly disclosed, or is or becomes publicly available, in each instance without a violation by Executive of the provisions of this Article; and (iii) be construed to prevent disclosure by Executive pursuant to legal process, provided that Executive shall endeavor to give reasonable advance notice to the Company of any such legal process involving him that may result in otherwise prohibited disclosure, except that no advance notice is required if Executive has instituted legal process against the Company as a result of being terminated without Cause.

     (F) It is recognized that damages in the event of breach by the Executive of this Article would be difficult, if not impossible, to ascertain. It is, therefore, agreed that the Company shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any breach, and the Executive hereby waives any and all defenses specifically related to the ground of lack of jurisdiction or competence of the court to grant such injunction or other equitable relief. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Company may have.

                                   ARTICLE IX
                  CONSTRUCTION, ENFORCEABILITY AND SEVERABILITY

     (A) The descriptive headings of Articles are inserted for convenience only and are not a part of this Agreement. Unless otherwise qualified, references in this Agreement to "Article" are to provisions of this Agreement and a reference thereto includes any subparts. As used herein, the singular includes the plural, the plural includes the singular, and words in one gender include the others, the terms "party" and "parties" are references to the Company and/or the Executive as permitted or required by the context, "herein", "hereunder", "hereof" and similar references refer to the whole of this Agreement, "include", "including" and similar terms are not words of limitation, and any examples are not limiting. The failure of an incorporated party to affix its corporate seal to this Agreement shall not impair the validity of the signature of that party but shall, instead, be the adoption by that party of the phrase "(CORPORATE SEAL)" as the corporate seal of that party for the purposes of this Agreement. In the event any date specified herein or determined hereunder shall be on a Saturday, Sunday or nationally declared holiday, then that date so specified or determined shall be deemed to be the next business day following such date and compliance by or on that day shall be deemed to be compliance with the terms of this Agreement.

     (B) If any provision or portion of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision or portion of this Agreement is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

     (C) The Company represents and warrants to the Executive that, to the best of its knowledge, it has been duly authorized to execute, deliver and perform this Agreement and each related agreement, and that execution, delivery and performance hereof and thereof is not and will not be a breach or violation of any obligation or commitment, whether contractual or otherwise, to which the Company is subject or by which it is bound.

                                    ARTICLE X
                                   ARBITRATION

     Any controversy or claim arising out of or relating to this Agreement or the breach thereof, or the Executive's employment or the termination thereof, shall be settled by arbitration in St. Petersburg, Florida in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. The decision of the arbitrator shall be final and binding on the parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be empowered to enter an equitable decree mandating specific enforcement of the terms of this Agreement. The Company and the Executive shall share equally all fees and expenses of the arbitrator; provided, however, that the Company or the Executive, as the case may be, shall bear all fees and expenses of the arbitrator and all of the legal fees and out-of-pocket expenses of the other party if the arbitrator determines that the claim or position of the Company or the Executive, as the case may be, was without reasonable foundation. The Executive and the Company each hereby consent to personal jurisdiction of the state and federal courts located within the territorial limits of the above venue for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants, and waive all venue objections with respect to such arbitration, actions or proceedings.

                                   ARTICLE XI
                                     NOTICE

     Any notice, request, demand or other communication required to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered to the addressee in person or mailed by certified mail, return receipt requested, to the Executive at the last resident address he has provided to the Company, or in the case of the Company, at its principal executive offices.

                                   ARTICLE XII
                                     BENEFIT

     This Agreement shall inure to and shall be binding upon the parties, the successors and assigns of the Company, and the heirs and personal representatives of the Executive.

                                  ARTICLE XIII
                                     WAIVER

     The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

                                   ARTICLE XIV
                                  GOVERNING LAW

     The law of the State of Florida (except its provisions governing the choice of law) shall govern the construction, enforcement and validity of this Agreement.

                                   ARTICLE XV
                                ENTIRE AGREEMENT

     This Agreement constitutes or refers to the entire understanding of the Executive and the Company with respect to the subject matter hereof and supersedes any and all prior understandings written or oral. This Agreement may not be changed, modified or discharged orally, but only by an instrument in writing signed by the parties.


                                   ARTICLE XVI
                      COUNTERPARTS AND FACSIMILE SIGNATURES

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the parties have executed this Agreement and affixed their hands and seal the day and year first above written.
EXECUTIVE


/s/Kevin Harrington
Kevin  Harrington


                 COMPANY                                      TIGI

By:  ______/S/__________________________     By: _____/S/_______________________
     Tim Harrington                              Robert  P.  Gordon,  Chairman

Its:  President

--------------------------------------------------------------------------------
                                     Annex G

                              EMPLOYMENT AGREEMENT
                                 TIM HARRINGTON
--------------------------------------------------------------------------------

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS EXECUTIVE EMPLOYMENT AGREEMENT ("Agreement") made as of this 7th day of September 2000 by and among TIM HARRINGTON, an individual (the "Executive"), ASSEENONTVPC.COM, INC. (the "Company") and TELESERVICES INTERNET GROUP INC., a Florida corporation ("TIGI").

                                    RECITALS
                                    --------

     WHEREAS, the Company desires to retain and employ the Executive for the purpose of securing to the Company the experience, ability and services of the Executive as President; and

     WHEREAS,  the  Executive  desires  to  be  employed  by  the  Company;

     NOW, THEREFORE, it is mutually agreed by and between the parties as follows:

                                    ARTICLE I
                                   EMPLOYMENT

     The Company hereby employs the Executive, effective upon Closing of the Agreement and Plan of Reorganization by and among TeleServices Internet Group Inc, Reliant Interactive Media Corporation, the Company and certain stockholders of the Company, dated September 7, 2000 (as defined therein) (the "Effective Date"), as President of the Company and the Executive hereby accepts such employment and shall serve as an executive officer of the Company, subject to and upon the terms and conditions set forth in this Agreement.

                                   ARTICLE II
                                     DUTIES

     (A) The Executive shall, during the term of his employment with the Company and subject to the direction and control of the Company's Board of Directors (the "Board" or the "Board of Directors"), perform such executive duties and functions as he may be called upon to perform consistent with his employment hereunder.

     (B) The Executive shall devote most of his time and best efforts to the performance of his duties for the Company, including the following:

     (i) Develop, implement, and monitor strategy and business plans, for the Company and any subsidiaries;

(ii) Make recommendations to the Board of Directors as to appropriate staffing levels, and monitor and evaluate performance of staff relative to compliance with established policies and objectives of the Company and contributions towards attaining objectives;

(iii) Render services to any parent, subsidiary, joint venture or affiliated business of the Company as requested by the Board of Directors, provided that indemnification equivalent to that referred to in Article IV (D) is provided to Executive in connection with those services;

     (iv) Seek to enhance and develop the Company's relationships with its employees, customers, shareholders and others in the business community;

     (v) Confer on a regular basis with the Company's top management and, from time to time, its Board of Directors, regarding the company's vision, long-term strategy, employee issues, and customer policies; and

(vii) Perform such other duties consistent with his position as may be assigned to him by the Board of Directors.

     (C) The Executive represents and warrants to the Company that, to the best of his knowledge, he is under no professional obligation or commitment, whether contractual or otherwise, that is inconsistent with his obligations under this Agreement. The Executive represents and warrants that he will not knowingly use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which the Executive or any other person has any right, title or interest. To the best of his knowledge, the Executive's employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person. The Executive represents and warrants to the Company that he has returned all property and confidential information belonging to his most recent prior employer.

     (D) The Executive discloses to the Company, and the Company acknowledges that the Executive's involvement in the following does not constitute a conflict of interest to the business of the Company:

          (i) An equity interest in a non-infomercial tool project with Mike Harrington, Lanier Marketing and Stanley Tools for a line of tools. Executive represents that if such products are to be sold via infomercials, Company will be granted the exclusive right to sell same.

          (ii) A 1.66% equity interest in Ideal Health, Inc., a multi-level marketing company.

          (iii)     The  right  to  acquire  100,000  shares of "Planet E-Shop."

                                   ARTICLE III
                                  COMPENSATION

     (A) The Company shall pay to the Executive $250,000 per year for all services to be rendered pursuant to the terms of this Agreement. Such salary is payable bi-weekly and in accordance with the Company's normal payroll procedures. The Board may increase Executive's base salary from time to time in its discretion.

     (B) The Executive may be eligible to receive bonuses, based on the extent to which he achieves certain defined goals and objectives, to be determined by mutual agreement between him and the Board of Directors.

                                   ARTICLE IV
                         WORKING CONDITIONS AND BENEFITS

     (A) The Executive shall be entitled to paid vacations during each year of his employment with the Company in accordance with Company practice in that year. The Executive shall also be entitled to leave for illness or temporary disability, which may be paid or unpaid, in accordance with the policies of the Company in effect at that time.

     (B) The Executive shall work out of the Company's executive offices in Tampa, Florida. The Executive shall travel on the Company's behalf to the extent reasonably necessary and be reimbursed for such travel.

     (C) The Company shall reimburse the Executive for all reasonable and necessary business travel and entertainment expenses, upon presentation by the Executive of an itemized accounting of all expenditures.

     (D) The Company shall provide to the Executive, to the full extent provided for under the laws of the Company's State of Incorporation and the Company's Bylaws, indemnification for any claim or lawsuit which may be threatened, asserted or commenced against the Executive by reason of the fact that he is or was a director, officer, employee or other agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, or other enterprise or employee benefit plan, provided that indemnification shall not be provided in violation of applicable law. The indemnification to be provided to Executive shall include coverage of him by officer and director insurance. The Company shall also provide the Executive with mandatory advancement of expenses upon receipt by the Company only of Executive's written undertaking to repay any such amount advanced if he is ultimately found not to be entitled to indemnification under applicable law.

                                    ARTICLE V
                                 OTHER BENEFITS

     (A) Upon execution of this Agreement, TIGI shall grant the Executive options to acquire 1,000,000 shares of TIGI's common stock at an exercise price per share equal to $1.30. The options shall vest over a three (3) year period (and shall become exercisable at the time they vest), subject to continued employment, at a rate of 83,333 options per quarter on the first day following the end of the quarter, commencing on the Effective Date. All options shall expire the earlier of five
(5) years from the Effective Date of this Agreement, or one year following the termination of employment with the Company. However, if Employee is terminated without cause, then all options expire five (5) years from the Effective Date of this Agreement. Options may be exercised on a cashless basis as available to other members of the Company's senior executive management.

     The following terms and conditions apply to the options: (i) both the number of options and the exercise price are subject to appropriate adjustments in the event of any stock split, stock dividend or other change in capital structure affecting TIGI's common stock, (ii) the options and the shares of common stock issuable upon exercise of the options are subject to restrictions on transfer, as required by applicable federal and state securities laws; (iii) options which have not vested on or before the date of termination of Executive's employment shall terminate on such date, and (iv) notwithstanding the expiration date, all vested options must be exercised within the earlier of the expiration date of the options or one year after termination of Executive's employment. The Executive acknowledges that he is subject to compliance with the rules and regulations of the Securities and Exchange Commission.

     (B) During the term hereof, the Executive shall be entitled to receive such of the following other benefits of employment that are or may become available to other members of the Company's senior executive management: health and life insurance benefits, pension, profit sharing and income protection or disability plans, in each instance consistent with his position. Executive shall be entitled to receive an automobile allowance up to $1000 per month.

     (C) Stock options in addition to those described above may be granted from time to time in the discretion of TIGI.
                                   ARTICLE VI
                                      TERM

     Subject to the terms and conditions of this Agreement, the term of this Agreement shall commence from the Effective Date for a period of three years.

                                   ARTICLE VII
                                   TERMINATION

     (A) The Executive may voluntarily terminate this Agreement at any time upon written notice to the Company. The Executive shall provide at least one month advance notice to the Company of his election to voluntarily terminate this Agreement.

     (B) The Company may terminate this Agreement for Cause at any time by giving the Executive written notice thereof specifying with particularity the grounds for such termination. In such event, this Agreement and the employment relationship hereunder shall be terminated as of the date of such written notice and the Executive will be entitled to no further salary from the Company. The Company shall continue, however, to provide Executive with the indemnification referred to in Article IV (D), but shall not be required to provide such indemnification for or in connection with any matter in which a cause of action is asserted against the Executive for any act which constitutes grounds for termination for Cause hereunder. For purposes of this Agreement, "Cause" shall mean (i) a material violation of the terms of this Agreement that has not been cured by Executive within 10 days of his receipt of notice particularly describing each such violation; (ii) a breach of trust, defined as acts of dishonesty, moral turpitude, theft, embezzlement and self-dealing which results (or can reasonably be expected to result) in material harm to the Company; (iii) the disclosure of confidential information prohibited hereunder (except disclosure in the good-faith belief that the same is for the benefit of the Company) which results (or can reasonably be expected to result) in material harm to the Company; or
(iv) negligence or willful misconduct, either of which results (or can reasonably be expected to result) in material harm to the Company. Notice of termination for Cause shall be forwarded to the Executive by the Company only upon and after a resolution of the Board authorizing such notification and shall be effective immediately; provided, however, that the Executive may be reinstated retroactively, in the discretion of the Board, in the event that within ten days the Executive establishes to the satisfaction of the Board that Cause did not exist.

     (C) The Company may terminate this Agreement without Cause at any time upon at least two months advance notice to the Executive; such notice shall be forwarded to the Executive by the Company only upon and after a resolution of the Board authorizing such notification and shall be deemed a termination without Cause. If the Executive's employment is terminated pursuant to this paragraph, Executive shall be entitled to: (i) all remaining salary payable during the term of this Agreement; (ii) any deferred or accrued salary not yet paid; (iii) any bonuses declared and earned but not yet paid; (iv) reimbursement for any and all monies advanced in connection with Executive's employment for reasonable and necessary expenses incurred by Executive and approved by the Executive; and (v) all remaining options, which shall continue to vest pursuant to Article V of this Agreement. Other than as set forth in this paragraph, Executive shall be entitled to no other payments or compensation for termination without Cause.

     (D) The Executive's employment with the Company shall be "at will." Any contrary representations which may have been made to the Executive shall be superseded by this Agreement, which may only be changed in an express written agreement signed by the Executive and a duly authorized officer of the Company. No options shall vest after the date of termination, but the Executive shall be entitled to any options already vested, subject to the provisions of Article V
(A).


                                  ARTICLE VIII
                       CONFIDENTIALITY AND NON-COMPETITION

     The Executive and the Company recognize that due to the nature of the Executive's engagement hereunder, and the relationship of the Executive to the Company, the Executive will have access to, will acquire, and may assist in developing confidential proprietary information relating to the business and operations of the Company and its affiliates, including information with respect to their present and prospective products, systems, customers, agents, processes and sales and marketing methods. The Executive acknowledges that such information has been and will continue to be of central importance to the business of the Company and its affiliates and that disclosure of it or its use by others could cause substantial loss to the Company. The Executive and the Company also recognize that an important part of the Executive's duties shall be to develop good will for the Company and its affiliates through his personal contact with customers, agents and others having business relationships with the Company and its affiliates, and that there is a danger that this good will, a proprietary asset of the Company and its affiliates, may follow the Executive if and when his relationship with the Company is terminated. Therefore, the Executive hereby agrees as follows:

     (A) All Company trade secrets, proprietary information, software, software codes, advertising, sales, marketing and other materials or articles of information, including customer and supplier lists, data, reports, customer sales analyses, invoices, price lists or information, samples, or any other materials or data of any kind furnished to the Executive by the Company or developed by the Executive on behalf of the Company or at the Company's direction or for the Company's use or otherwise in connection with the Executive's employment hereunder, are and shall remain the sole and confidential property of the Company; if the Company requests the return of such materials at any time during or after the termination of the Executive's employment, the Executive shall immediately deliver the same to the Company.

     (B) During the term of Executive's employment and during any period in which the Executive may receive severance pay (or would be receiving severance pay if he receives a lump sum rather than installments), the Executive shall not, directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or be a director, stockholder or an employee of, or a consultant to, any business, firm, corporation or entity which (i) is conducting any business which competes with the business, as conducted at any time during the term of employment with the Company, of the Company or any of its affiliates with which Executive had any substantial management involvement, or (ii) is or was at any time during the term of employment with the Company a vendor, supplier, customer or distributor of the Company or any of its affiliates with which Executive had any substantial management involvement. During the same period of time specified in the preceding sentence, the Executive shall not solicit, directly or indirectly, for his own account or for the account of others, orders for merchandise, products or services of a kind and nature like or similar to merchandise, products and services sold or rendered by the Company during his employment with the Company from any person or entity which was a customer of the Company or which the Company was actively soliciting through personal contact to be a customer during the 12 month period immediately preceding that date upon which his employment relationship with the Company shall have terminated. However, the Executive shall not be governed by the terms of this Article IX (B) if he is terminated without cause.

     (C) During the term of this Agreement and for a period of one year thereafter, the Executive shall not at any time, directly or indirectly, urge any customer, or any person or entity which the Company was actively soliciting to be a customer during the 12 month period immediately preceding that date upon which his employment relationship with the Company shall have terminated, to discontinue, in whole or in part, business, or not to do business with, the Company; nor shall he directly or indirectly induce or attempt to influence any employee of the Company to terminate his or her employment with the Company. However, the Executive shall not be governed by the terms of this Article IX (C) if he is terminated without cause.

     (D) During the term of this Agreement and at all times thereafter, the Executive shall not knowingly use for his personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, association or entity other than the Company, any material referred to in Paragraph (A) above or any information regarding the business methods, business policies, procedures, techniques, research or development projects or results, trade secrets, or other knowledge or processes used or developed by the Company or any names and addresses of customers or clients or any other confidential information relating to or dealing with the business operations or activities of the Company, first made known to the Executive or first learned or acquired by the Executive while in the employ of the Company.

     (E) The foregoing provisions of this Article shall not: (i) prevent Executive from owning five percent or less of the outstanding stock of any publicly traded entity; (ii) apply to information of any type that is publicly disclosed, or is or becomes publicly available, in each instance without a violation by Executive of the provisions of this Article; and (iii) be construed to prevent disclosure by Executive pursuant to legal process, provided that Executive shall endeavor to give reasonable advance notice to the Company of any such legal process involving him that may result in otherwise prohibited disclosure, except that no advance notice is required if Executive has instituted legal process against the Company as a result of being terminated without Cause.

     (F) It is recognized that damages in the event of breach by the Executive of this Article would be difficult, if not impossible, to ascertain. It is, therefore, agreed that the Company shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any breach, and the Executive hereby waives any and all defenses specifically related to the ground of lack of jurisdiction or competence of the court to grant such injunction or other equitable relief. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Company may have.

                                   ARTICLE IX
                  CONSTRUCTION, ENFORCEABILITY AND SEVERABILITY

     (A) The descriptive headings of Articles are inserted for convenience only and are not a part of this Agreement. Unless otherwise qualified, references in this Agreement to "Article" are to provisions of this Agreement and a reference thereto includes any subparts. As used herein, the singular includes the plural, the plural includes the singular, and words in one gender include the others, the terms "party" and "parties" are references to the Company and/or the Executive as permitted or required by the context, "herein", "hereunder", "hereof" and similar references refer to the whole of this Agreement, "include", "including" and similar terms are not words of limitation, and any examples are not limiting. The failure of an incorporated party to affix its corporate seal to this Agreement shall not impair the validity of the signature of that party but shall, instead, be the adoption by that party of the phrase "(CORPORATE SEAL)" as the corporate seal of that party for the purposes of this Agreement. In the event any date specified herein or determined hereunder shall be on a Saturday, Sunday or nationally declared holiday, then that date so specified or determined shall be deemed to be the next business day following such date and compliance by or on that day shall be deemed to be compliance with the terms of this Agreement.

     (B) If any provision or portion of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision or portion of this Agreement is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

     (C) The Company represents and warrants to the Executive that, to the best of its knowledge, it has been duly authorized to execute, deliver and perform this Agreement and each related agreement, and that execution, delivery and performance hereof and thereof is not and will not be a breach or violation of any obligation or commitment, whether contractual or otherwise, to which the Company is subject or by which it is bound.

                                    ARTICLE X
                                   ARBITRATION

     Any controversy or claim arising out of or relating to this Agreement or the breach thereof, or the Executive's employment or the termination thereof, shall be settled by arbitration in St. Petersburg, Florida in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. The decision of the arbitrator shall be final and binding on the parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be empowered to enter an equitable decree mandating specific enforcement of the terms of this Agreement. The Company and the Executive shall share equally all fees and expenses of the arbitrator; provided, however, that the Company or the Executive, as the case may be, shall bear all fees and expenses of the arbitrator and all of the legal fees and out-of-pocket expenses of the other party if the arbitrator determines that the claim or position of the Company or the Executive, as the case may be, was without reasonable foundation. The Executive and the Company each hereby consent to personal jurisdiction of the state and federal courts located within the territorial limits of the above venue for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants, and waive all venue objections with respect to such arbitration, actions or proceedings.

                                   ARTICLE XI
                                     NOTICE

     Any notice, request, demand or other communication required to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered to the addressee in person or mailed by certified mail, return receipt requested, to the Executive at the last resident address he has provided to the Company, or in the case of the Company, at its principal executive offices.

                                   ARTICLE XII
                                     BENEFIT

     This Agreement shall inure to and shall be binding upon the parties, the successors and assigns of the Company, and the heirs and personal representatives of the Executive.

                                  ARTICLE XIII
                                     WAIVER

     The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

                                   ARTICLE XIV
                                  GOVERNING LAW

     The law of the State of Florida (except its provisions governing the choice of law) shall govern the construction, enforcement and validity of this Agreement.

                                   ARTICLE XV
                                ENTIRE AGREEMENT

     This Agreement constitutes or refers to the entire understanding of the Executive and the Company with respect to the subject matter hereof and supersedes any and all prior understandings written or oral. This Agreement may not be changed, modified or discharged orally, but only by an instrument in writing signed by the parties.


                                   ARTICLE XVI
                      COUNTERPARTS AND FACSIMILE SIGNATURES

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the parties have executed this Agreement and affixed their hands and seal the day and year first above written.
EXECUTIVE


/s/Tim Harrintong
Tim  Harrington



                 COMPANY                                      TIGI

By:  ______/S/__________________________     By: _____/S/_______________________
     Tim Harrington                              Robert  P.  Gordon,  Chairman

Its:  President

--------------------------------------------------------------------------------
                                     Annex H

                              EMPLOYMENT AGREEMENT
                                   MEL ARTHUR
--------------------------------------------------------------------------------

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS EXECUTIVE EMPLOYMENT AGREEMENT ("Agreement") made as of this 7th day of September 2000 by and among MEL ARTHUR, an individual (the "Executive"), ASSEENONTVPC.COM, INC. (the "Company") and TELESERVICES INTERNET GROUP INC., a Florida corporation ("TIGI").

                                    RECITALS
                                    --------

     WHEREAS, the Company desires to retain and employ the Executive for the purpose of securing to the Company the experience, ability and services of the Executive as Executive Vice President; and

     WHEREAS,  the  Executive  desires  to  be  employed  by  the  Company;

     NOW, THEREFORE, it is mutually agreed by and between the parties as follows:

                                    ARTICLE I
                                   EMPLOYMENT

     The Company hereby employs the Executive, effective upon Closing of the Agreement and Plan of Reorganization by and among TeleServices Internet Group Inc, Reliant Interactive Media Corporation, the Company and certain stockholders of the Company, dated September 7, 2000 (as defined therein) (the "Effective Date"), as Executive Vice President of the Company and the Executive hereby accepts such employment and shall serve as an executive officer of the Company, subject to and upon the terms and conditions set forth in this Agreement.

                                   ARTICLE II
                                     DUTIES

     (A) The Executive shall, during the term of his employment with the Company and subject to the direction and control of the Company's Board of Directors (the "Board" or the "Board of Directors"), perform such executive duties and functions as he may be called upon to perform consistent with his employment hereunder.

     (B) The Executive shall devote most of his time and best efforts to the performance of his duties for the Company, including the following:

     (i) Develop, implement, and monitor strategy and business plans, for the Company and any subsidiaries;

(ii) Make recommendations to the Board of Directors as to appropriate staffing levels, and monitor and evaluate performance of staff relative to compliance with established policies and objectives of the Company and contributions towards attaining objectives;

     (iii) Render services to any parent, subsidiary, joint venture or affiliated business of the Company as requested by the Board of Directors, provided that indemnification equivalent to that referred to in Article IV (D) is provided to Executive in connection with those services;

     (iv) Seek to enhance and develop the Company's relationships with its employees, customers, shareholders and others in the business community;

     (v) Confer on a regular basis with the Company's top management and, from time to time, its Board of Directors, regarding the company's vision, long-term strategy, employee issues, and customer policies; and

(vii) Perform such other duties consistent with his position as may be assigned to him by the Board of Directors.

     (C) The Executive represents and warrants to the Company that, to the best of his knowledge, he is under no professional obligation or commitment, whether contractual or otherwise, that is inconsistent with his obligations under this Agreement. The Executive represents and warrants that he will not knowingly use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which the Executive or any other person has any right, title or interest. To the best of his knowledge, the Executive's employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person. The Executive represents and warrants to the Company that he has returned all property and confidential information belonging to his most recent prior employer.

     (D) The Executive discloses to the Company, and the Company acknowledges that the Executive's involvement in the following does not constitute a conflict of interest to the business of the Company:

          (i) An equity interest in a non-infomercial tool project with Mike Harrington, Lanier Marketing and Stanley Tools for a line of tools. Executive represents that if such products are to be sold via infomercials, Company will be granted the exclusive right to sell same.

          (ii) A 1.66% equity interest in Ideal Health, Inc., a multi-level marketing company.

          (iii)     The  right  to  acquire  100,000  shares of "Planet E-Shop."

                                   ARTICLE III
                                  COMPENSATION

     (A) The Company shall pay to the Executive $250,000 per year for all services to be rendered pursuant to the terms of this Agreement. Such salary is payable bi-weekly and in accordance with the Company's normal payroll procedures. The Board may increase Executive's base salary from time to time in its discretion.

     (B) The Executive may be eligible to receive bonuses, based on the extent to which he achieves certain defined goals and objectives, to be determined by mutual agreement between him and the Board of Directors.

                                   ARTICLE IV
                         WORKING CONDITIONS AND BENEFITS

     (A) The Executive shall be entitled to paid vacations during each year of his employment with the Company in accordance with Company practice in that year. The Executive shall also be entitled to leave for illness or temporary disability, which may be paid or unpaid, in accordance with the policies of the Company in effect at that time.

     (B) The Executive shall work out of the Company's executive offices in Tampa, Florida. The Executive shall travel on the Company's behalf to the extent reasonably necessary and be reimbursed for such travel.

     (C) The Company shall reimburse the Executive for all reasonable and necessary business travel and entertainment expenses, upon presentation by the Executive of an itemized accounting of all expenditures.

     (D) The Company shall provide to the Executive, to the full extent provided for under the laws of the Company's State of Incorporation and the Company's Bylaws, indemnification for any claim or lawsuit which may be threatened, asserted or commenced against the Executive by reason of the fact that he is or was a director, officer, employee or other agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, or other enterprise or employee benefit plan, provided that indemnification shall not be provided in violation of applicable law. The indemnification to be provided to Executive shall include coverage of him by officer and director insurance. The Company shall also provide the Executive with mandatory advancement of expenses upon receipt by the Company only of Executive's written undertaking to repay any such amount advanced if he is ultimately found not to be entitled to indemnification under applicable law.

                                    ARTICLE V
                                 OTHER BENEFITS

     (A) Upon execution of this Agreement, TIGI shall grant the Executive options to acquire 1,000,000 shares of TIGI's common stock at an exercise price per share equal to $1.30. The options shall vest over a three (3) year period (and shall become exercisable at the time they vest), subject to continued employment, at a rate of 83,333 options per quarter on the first day following the end of the quarter, commencing on the Effective Date. All options shall expire the earlier of five
(5) years from the Effective Date of this Agreement, or one year following the termination of employment with the Company. However, if Employee is terminated without cause, then all options expire five (5) years from the Effective Date of this Agreement. Options may be exercised on a cashless basis as available to other members of the Company's senior executive management.

     The following terms and conditions apply to the options: (i) both the number of options and the exercise price are subject to appropriate adjustments in the event of any stock split, stock dividend or other change in capital structure affecting TIGI's common stock, (ii) the options and the shares of common stock issuable upon exercise of the options are subject to restrictions on transfer, as required by applicable federal and state securities laws; (iii) options which have not vested on or before the date of termination of Executive's employment shall terminate on such date, and (iv) notwithstanding the expiration date, all vested options must be exercised within the earlier of the expiration date of the options or one year after termination of Executive's employment. The Executive acknowledges that he is subject to compliance with the rules and regulations of the Securities and Exchange Commission.

     (B) During the term hereof, the Executive shall be entitled to receive such of the following other benefits of employment that are or may become available to other members of the Company's senior executive management: health and life insurance benefits, pension, profit sharing and income protection or disability plans, in each instance consistent with his position. Executive shall be entitled to receive an automobile allowance up to $1000 per month.

     (C) Stock options in addition to those described above may be granted from time to time in the discretion of TIGI.
                                   ARTICLE VI
                                      TERM

     Subject to the terms and conditions of this Agreement, the term of this Agreement shall commence from the Effective Date for a period of three years.

                                   ARTICLE VII
                                   TERMINATION

     (A) The Executive may voluntarily terminate this Agreement at any time upon written notice to the Company. The Executive shall provide at least one month advance notice to the Company of his election to voluntarily terminate this Agreement.

     (B) The Company may terminate this Agreement for Cause at any time by giving the Executive written notice thereof specifying with particularity the grounds for such termination. In such event, this Agreement and the employment relationship hereunder shall be terminated as of the date of such written notice and the Executive will be entitled to no further salary from the Company. The Company shall continue, however, to provide Executive with the indemnification referred to in Article IV (D), but shall not be required to provide such indemnification for or in connection with any matter in which a cause of action is asserted against the Executive for any act which constitutes grounds for termination for Cause hereunder. For purposes of this Agreement, "Cause" shall mean (i) a material violation of the terms of this Agreement that has not been cured by Executive within 10 days of his receipt of notice particularly describing each such violation; (ii) a breach of trust, defined as acts of dishonesty, moral turpitude, theft, embezzlement and self-dealing which results (or can reasonably be expected to result) in material harm to the Company; (iii) the disclosure of confidential information prohibited hereunder (except disclosure in the good-faith belief that the same is for the benefit of the Company) which results (or can reasonably be expected to result) in material harm to the Company; or
(iv) negligence or willful misconduct, either of which results (or can reasonably be expected to result) in material harm to the Company. Notice of termination for Cause shall be forwarded to the Executive by the Company only upon and after a resolution of the Board authorizing such notification and shall be effective immediately; provided, however, that the Executive may be reinstated retroactively, in the discretion of the Board, in the event that within ten days the Executive establishes to the satisfaction of the Board that Cause did not exist.

     (C) The Company may terminate this Agreement without Cause at any time upon at least two months advance notice to the Executive; such notice shall be forwarded to the Executive by the Company only upon and after a resolution of the Board authorizing such notification and shall be deemed a termination without Cause. If the Executive's employment is terminated pursuant to this paragraph, Executive shall be entitled to: (i) all remaining salary payable during the term of this Agreement; (ii) any deferred or accrued salary not yet paid; (iii) any bonuses declared and earned but not yet paid; (iv) reimbursement for any and all monies advanced in connection with Executive's employment for reasonable and necessary expenses incurred by Executive and approved by the Executive; and (v) all remaining options, which shall continue to vest pursuant to Article V of this Agreement. Other than as set forth in this paragraph, Executive shall be entitled to no other payments or compensation for termination without Cause.

     (D) The Executive's employment with the Company shall be "at will." Any contrary representations which may have been made to the Executive shall be superseded by this Agreement, which may only be changed in an express written agreement signed by the Executive and a duly authorized officer of the Company. No options shall vest after the date of termination, but the Executive shall be entitled to any options already vested, subject to the provisions of Article V
(A).


                                  ARTICLE VIII
                       CONFIDENTIALITY AND NON-COMPETITION

     The Executive and the Company recognize that due to the nature of the Executive's engagement hereunder, and the relationship of the Executive to the Company, the Executive will have access to, will acquire, and may assist in developing confidential proprietary information relating to the business and operations of the Company and its affiliates, including information with respect to their present and prospective products, systems, customers, agents, processes and sales and marketing methods. The Executive acknowledges that such information has been and will continue to be of central importance to the business of the Company and its affiliates and that disclosure of it or its use by others could cause substantial loss to the Company. The Executive and the Company also recognize that an important part of the Executive's duties shall be to develop good will for the Company and its affiliates through his personal contact with customers, agents and others having business relationships with the Company and its affiliates, and that there is a danger that this good will, a proprietary asset of the Company and its affiliates, may follow the Executive if and when his relationship with the Company is terminated. Therefore, the Executive hereby agrees as follows:

     (A) All Company trade secrets, proprietary information, software, software codes, advertising, sales, marketing and other materials or articles of information, including customer and supplier lists, data, reports, customer sales analyses, invoices, price lists or information, samples, or any other materials or data of any kind furnished to the Executive by the Company or developed by the Executive on behalf of the Company or at the Company's direction or for the Company's use or otherwise in connection with the Executive's employment hereunder, are and shall remain the sole and confidential property of the Company; if the Company requests the return of such materials at any time during or after the termination of the Executive's employment, the Executive shall immediately deliver the same to the Company.

     (B) During the term of Executive's employment and during any period in which the Executive may receive severance pay (or would be receiving severance pay if he receives a lump sum rather than installments), the Executive shall not, directly or indirectly, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or be a director, stockholder or an employee of, or a consultant to, any business, firm, corporation or entity which (i) is conducting any business which competes with the business, as conducted at any time during the term of employment with the Company, of the Company or any of its affiliates with which Executive had any substantial management involvement, or (ii) is or was at any time during the term of employment with the Company a vendor, supplier, customer or distributor of the Company or any of its affiliates with which Executive had any substantial management involvement. During the same period of time specified in the preceding sentence, the Executive shall not solicit, directly or indirectly, for his own account or for the account of others, orders for merchandise, products or services of a kind and nature like or similar to merchandise, products and services sold or rendered by the Company during his employment with the Company from any person or entity which was a customer of the Company or which the Company was actively soliciting through personal contact to be a customer during the 12 month period immediately preceding that date upon which his employment relationship with the Company shall have terminated. However, the Executive shall not be governed by the terms of this Article IX (B) if he is terminated without cause.

     (C) During the term of this Agreement and for a period of one year thereafter, the Executive shall not at any time, directly or indirectly, urge any customer, or any person or entity which the Company was actively soliciting to be a customer during the 12 month period immediately preceding that date upon which his employment relationship with the Company shall have terminated, to discontinue, in whole or in part, business, or not to do business with, the Company; nor shall he directly or indirectly induce or attempt to influence any employee of the Company to terminate his or her employment with the Company. However, the Executive shall not be governed by the terms of this Article IX (C) if he is terminated without cause.

     (D) During the term of this Agreement and at all times thereafter, the Executive shall not knowingly use for his personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm, association or entity other than the Company, any material referred to in Paragraph (A) above or any information regarding the business methods, business policies, procedures, techniques, research or development projects or results, trade secrets, or other knowledge or processes used or developed by the Company or any names and addresses of customers or clients or any other confidential information relating to or dealing with the business operations or activities of the Company, first made known to the Executive or first learned or acquired by the Executive while in the employ of the Company.

     (E) The foregoing provisions of this Article shall not: (i) prevent Executive from owning five percent or less of the outstanding stock of any publicly traded entity; (ii) apply to information of any type that is publicly disclosed, or is or becomes publicly available, in each instance without a violation by Executive of the provisions of this Article; and (iii) be construed to prevent disclosure by Executive pursuant to legal process, provided that Executive shall endeavor to give reasonable advance notice to the Company of any such legal process involving him that may result in otherwise prohibited disclosure, except that no advance notice is required if Executive has instituted legal process against the Company as a result of being terminated without Cause.

     (F) It is recognized that damages in the event of breach by the Executive of this Article would be difficult, if not impossible, to ascertain. It is, therefore, agreed that the Company shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any breach, and the Executive hereby waives any and all defenses specifically related to the ground of lack of jurisdiction or competence of the court to grant such injunction or other equitable relief. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Company may have.

                                   ARTICLE IX
                  CONSTRUCTION, ENFORCEABILITY AND SEVERABILITY

     (A) The descriptive headings of Articles are inserted for convenience only and are not a part of this Agreement. Unless otherwise qualified, references in this Agreement to "Article" are to provisions of this Agreement and a reference thereto includes any subparts. As used herein, the singular includes the plural, the plural includes the singular, and words in one gender include the others, the terms "party" and "parties" are references to the Company and/or the Executive as permitted or required by the context, "herein", "hereunder", "hereof" and similar references refer to the whole of this Agreement, "include", "including" and similar terms are not words of limitation, and any examples are not limiting. The failure of an incorporated party to affix its corporate seal to this Agreement shall not impair the validity of the signature of that party but shall, instead, be the adoption by that party of the phrase "(CORPORATE SEAL)" as the corporate seal of that party for the purposes of this Agreement. In the event any date specified herein or determined hereunder shall be on a Saturday, Sunday or nationally declared holiday, then that date so specified or determined shall be deemed to be the next business day following such date and compliance by or on that day shall be deemed to be compliance with the terms of this Agreement.

     (B) If any provision or portion of this Agreement shall be held invalid or unenforceable,

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
the remainder of this Agreement shall remain in full force and effect. If any provision or portion of this Agreement is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

     (C) The Company represents and warrants to the Executive that, to the best of its knowledge, it has been duly authorized to execute, deliver and perform this Agreement and each related agreement, and that execution, delivery and performance hereof and thereof is not and will not be a breach or violation of any obligation or commitment, whether contractual or otherwise, to which the Company is subject or by which it is bound.

                                    ARTICLE X
                                   ARBITRATION

     Any controversy or claim arising out of or relating to this Agreement or the breach thereof, or the Executive's employment or the termination thereof, shall be settled by arbitration in St. Petersburg, Florida in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. The decision of the arbitrator shall be final and binding on the parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be empowered to enter an equitable decree mandating specific enforcement of the terms of this Agreement. The Company and the Executive shall share equally all fees and expenses of the arbitrator; provided, however, that the Company or the Executive, as the case may be, shall bear all fees and expenses of the arbitrator and all of the legal fees and out-of-pocket expenses of the other party if the arbitrator determines that the claim or position of the Company or the Executive, as the case may be, was without reasonable foundation. The Executive and the Company each hereby consent to personal jurisdiction of the state and federal courts located within the territorial limits of the above venue for any action or proceeding arising from or relating to this Agreement or relating to any arbitration in which the parties are participants, and waive all venue objections with respect to such arbitration, actions or proceedings.

                                   ARTICLE XI
                                     NOTICE

     Any notice, request, demand or other communication required to be given under the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered to the addressee in person or mailed by certified mail, return receipt requested, to the Executive at the last resident address he has provided to the Company, or in the case of the Company, at its principal executive offices.

                                   ARTICLE XII
                                     BENEFIT

     This Agreement shall inure to and shall be binding upon the parties, the successors and assigns of the Company, and the heirs and personal representatives of the Executive.

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                                  ARTICLE XIII
                                     WAIVER

     The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

                                   ARTICLE XIV
                                  GOVERNING LAW

     The law of the State of Florida (except its provisions governing the choice of law) shall govern the construction, enforcement and validity of this Agreement.

                                   ARTICLE XV
                                ENTIRE AGREEMENT

     This Agreement constitutes or refers to the entire understanding of the Executive and the Company with respect to the subject matter hereof and supersedes any and all prior understandings written or oral. This Agreement may not be changed, modified or discharged orally, but only by an instrument in writing signed by the parties.


                                   ARTICLE XVI
                      COUNTERPARTS AND FACSIMILE SIGNATURES

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the parties have executed this Agreement and affixed their hands and seal the day and year first above written.




M.  Arthur  Employment  Agreement     Page  10  of  10
EXECUTIVE


/s/Mel Arthur
Mel  Arthur


                 COMPANY                                      TIGI

By:  ______/S/__________________________     By: _____/S/_______________________
     Tim Harrington                              Robert  P.  Gordon,  Chairman

Its:  President

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